1

                                                                   EXHIBIT 10.26

Solicitation No. FCIS-JB-980001B

                          FEDERAL SUPPLY SCHEDULE FOR

               GENERAL PURPOSE COMMERCIAL INFORMATION TECHNOLOGY

                       EQUIPMENT, SOFTWARE, AND SERVICES

                                  FSC GROUP 70

NOTE: AMENDMENT #1 THROUGH AMENDMENT #2 HAS BEEN INCORPORATED INTO THE SOLICITATION.

NOTE:  SALES AND MAINTENANCE SERVICE MUST BE PROVIDED TO, AT A
MINIMUM, THE 48 CONTIGUOUS STATES AND THE DISTRICT OF COLUMBIA


CONTRACT PERIOD:   Contracts awarded under this standing solicitation will
                   commence on the DATE OF AWARD and end five years from that date (unless contract is canceled/terminated or extended).

ANY INFORMATION THAT MAY BE DESIRED ON THIS PARTICULAR SOLICITATION CAN BE OBTAINED FROM THE ISSUING OFFICE ADDRESS SHOWN HEREIN. THE OFFER SHOULD BE SUBMITTED, IN DUPLICATE, TO THE FOLLOWING ADDRESS:

                   GENERAL SERVICES ADMINISTRATION
                   SOLICITATION NO. FCIS-JB-980001B
                   FSS BID ROOM (Room L-108)
                   1941 JEFFERSON DAVIS HIGHWAY
                   ARLINGTON, VA  22202

OFFERS MUST BE SIGNED IN BLOCK 30a OF THE STANDARD FORM 1449

Many of the provisions and clauses cited in this solicitation are incorporated by reference to the appropriate section of the Federal Acquisition Regulation
(FAR) or the General Services Administration Acquisition Regulation (GSAR). A review of these clauses and provisions will be necessary for you to understand all aspects of the solicitation. The full text of any FAR and GSAR clauses which are incorporated by reference in this solicitation may be found on the Federal Supply Service Home Page at http://www.fss.gsa.gov; then click on "Products"; at the next page, click on "Information Technology." This brings you to the IT Acquisition Center's homepage.

2

Copies of FAR may be purchased from:

                   Superintendent of Documents
                   Government Printing Office (GPO)
                   Washington, DC  20402

The Federal Acquisition Regulation (FAR) may also be accessed via the Internet at http://www.arnet.gov/far/.

NOTICE TO OFFERORS OF SUBCONTRACTING PLAN REQUIREMENTS
(GSAR 552.219-72) (DEC 1995)

The General Services Administration (GSA) is committed to assuring that maximum practicable opportunity is provided to small, small disadvantaged, and women-owned small business concerns to participate in the performance of this contract consistent with its efficient performance. GSA expects any subcontracting plan submitted pursuant to FAR 52.219-9, Small, Small Disadvantaged and Women-Owned Small Business Subcontracting Plan, to reflect this commitment. Consequently, an Offeror, other than a small business concern, before being awarded a contract exceeding $500,000 ($1,000,000 for construction) will be required to demonstrate that its subcontracting plan represents a creative and innovative program for involving small, small disadvantaged, and women-owned small business concerns as subcontractors in the performance of this contract.

In order to assist you in the preparation of your subcontracting plan, guidelines for the submission of a subcontracting plan may be obtained by calling (703)305-3038.

SIGNIFICANT CHANGES (CP-FSS-2) (OCT 1988)

The attention of Offeror is invited to the following changes made since the issuance of the last solicitation for the supplies/services covered herein:

1. CONSOLIDATION OF ADP AND TELECOMMUNICATIONS SCHEDULES. In order to reflect the current convergence of ADP and telecommunications technologies, to provide our customers with a single Federal Supply Schedule source for the procurement of such technologies, and to eliminate redundant schedule contracting efforts by both industry and the Government, the ADP Acquisition Center has merged the following Federal Supply Schedules into a single Schedule, to be known as the Federal Supply Service Information Technology Schedule, FSC Group 70:

3

     FSC Group 70, Part I, Section A
     -------------------------------
     General Purpose Commercial Automatic Data Processing
     Equipment (Used Primarily On-Line), Software, and Services

     FSC Group 70, Part I, Sections B & C
     ------------------------------------
     General Purpose Commercial Automatic Data Processing
     Equipment, End User Computers (Normally Microcomputers) and
     Equipment Used Primarily Off-Line, Software, and Services

     FSC Class 70, Part I, Section D
     -------------------------------
     Used or Refurbished General Purpose Commercial Automatic
     Data Processing Equipment

     FSC Group 70, Part I, Section E
     -------------------------------
     Electronic Commerce, Electronic Data Interchange, Automated
     Procurement Systems, Internet Access, and Services

     FSC Group 58, Parts VI & VII
     ----------------------------
     Commercial Telecommunications Equipment

2. RECEIPT OF OFFERS/SCHEDULE CONTRACT PERIOD. This standing solicitation will remain in effect until replaced by an updated solicitation. There will be no closing date for receipt of offers. Therefore, offers may be submitted for consideration at any time. There is no prescribed contract beginning and ending date. Contracts awarded under this Information Technology Solicitation will have variable contract periods; i.e., contracts will be in effect for an initial period of five years from the date of award, with an option to extend the contracts for an additional period of five years. See A-FSS-11 CONSIDERATION OF OFFERS UNDER STANDING SOLICITATION and I-FSS-164-A OPTION TO EXTEND THE TERM OF THE CONTRACT.


3. SOLICITATION FORMAT/CONTENTS. This solicitation has been prepared in accordance with FAR Part 12, Acquisition of Commercial Items, which implements Title VIII of the Federal Acquisition Streamlining Act (FASA) of 1994 (Public Law 103-355), the Clinger-Cohen Act of 1996 (Public Law 104-106), and the final rule, published as General Services Administration Acquisition Regulation (GSAR) Change 76, regarding commercial item acquisitions under the Multiple Award Schedules Program. The contract format and data requirements in this solicitation differ somewhat from previous solicitations. Offerors are strongly advised to carefully review the entire solicitation document.

4

4. MANDATORY ACCEPTANCE OF GOVERNMENT PURCHASE CARD. Contractors are required to accept the Government purchase card for payments equal to or less than the micro-purchase threshold for oral or written delivery orders. Contractors are encouraged to accept the Government purchase card for orders above the micro-purchase threshold. See GSAR 552.232-80 PAYMENT BY PURCHASE CARD, VARIATION I.

5. ELECTRONIC COMMERCE. Currently, the GSA Advantage! electronic information and ordering system does not encompass all of the products and services under this schedule. Contractors will be required, when product classifications are added to GSA Advantage!, to display product and pricing information on GSA Advantage!.

6. YEAR 2000 (Y2K) COMPLIANCE. Information technology products offered under this solicitation must be "Year 2000 compliant." See I-FSS-550-B YEAR 2000 WARRANTY--COMMERCIAL SUPPLY ITEMS.

7. PAST PERFORMANCE. In order to assist the Government in assessing an Offeror's past performance, each company responding to this solicitation will be required to have Dun & Bradstreet (D&B) complete a Past Performance Evaluation Report on that firm. The request to D&B must be made prior to the submission of a proposal. Each Offeror must submit, with its proposal, a completed copy of the past performance evaluation form sent, by the Offeror, to Dun & Bradstreet. Any charges associated with the Past Performance Evaluation Report will be paid by the Offeror. See F.2 PAST PERFORMANCE and ATTACHMENT II - PAST PERFORMANCE EVALUATION REPORT BY DUN & BRADSTREET.

8. NEW REPORTING REQUIREMENTS FOR CONTRACTOR'S REPORT OF SALES AND THE INDUSTRIAL FUNDING FEE (IFF). This solicitation contains the following two new GSAR clauses: 552.238-72 CONTRACTOR'S REPORT OF SALES, which requires sales reports to be submitted on electronic GSA Forms 72A via the Internet, and 552.238-77 INDUSTRIAL FUNDING FEE, which specifies that payment is due on a calendar quarter schedule.

REVISION - AMENDMENTS #1 AND #2

5

9. REVISED TERMS AND CONDITIONS FOR INFORMATION TECHNOLOGY (IT) PROFESSIONAL SERVICES (SIN 132-51) AND ELECTRONIC COMMERCE (EC) SERVICES (SIN 132-52). Revised ordering procedures have been established for IT/EC services, including BPAs, for services based on hourly rates. Organizational Conflict of Interest Provisions have also been included under the services terms and conditions.

10. CONTRACT SALES CRITERIA (I-FSS-639). This clause states that a contract will not be awarded if anticipated sales are not expected to exceed $25,000. Contracts will also be canceled unless reported sales for each 12-month period from date of award are $25,000.

11. FINANCIAL MANAGEMENT SOFTWARE. The solicitation has been modified to accept offers for financial management software and ancillary financial software under Special Item Numbers 132-32 and 132-33. Financial management system software must be certified by the Joint Financial Management Improvement Program (JFMIP) Core Financial System prior to award. Offerors are encouraged to include software maintenance (Special Item Number 132-34), Training (Special Item Number 132-50), and technical assistance, project management, integration, operation, and related professional support services (Special Item Number 132-51) in their offer. JFMIP testing procedures and requirements may be accessed from the Internet at http://www.financenet.gov/financenet/fed/jfmip/pmo.htm/.
            -------------------------------------------------------

NOTICE:  REQUESTS FOR EXPLANATION, INFORMATION AND SOLICITATION COPIES

(a) To reduce Government costs, this solicitation is available for downloading from the Internet. Please check the Federal Supply Service (FSS) Home Page at http://www.fss.gsa.gov and click on "PRODUCTS" then click on "INFORMATION TECHNOLOGY." This brings you to the IT Acquisition Center's homepage. Alternatively, one copy of the solicitation (either paper copy or diskette) will be provided to addresses on our bidders' mailing list. You may reproduce additional paper copies yourself, provided they are complete in every respect, or you may obtain them from the addresses specified in paragraph (c) below.

REVISION - AMENDMENT #2

6

(b) Offerors are strongly urged to use two-sided copying of offers for submission to GSA.

(c) Oral or written requests for explanation or information regarding this solicitation should be directed to:

     Hand Carried Address:    General Services Administration
                              Federal Supply Service
                              IT Acquisition Center (FCI)
                              Crystal Mall Building #4, Room 1017
                              1941 Jefferson Davis Highway
                              Arlington, VA  22202

     Mailing Address:         General Services Administration
                              Federal Supply Service
                              IT Acquisition Center (FCI)
                              Crystal Mall Building #4
                              Washington, DC  20406

7

     Telephone Number:        (703)305-3038

     Facsimile Numbers:       (703)305-7006, -5588, or -5586

IMPORTANT: DO NOT ADDRESS OFFERS, MODIFICATIONS, OR WITHDRAWALS TO ABOVE ADDRESS. USE THE "ADDRESS OFFER TO" ADDRESS IN A.2 OF THIS SOLICITATION.

Solicitation copies may also be obtained from the following address:

                    General Services Administration
                    FSS Bid Room (Room L-108)
                    1941 Jefferson Davis Highway
                    Arlington, VA  22202

SECURITY EXAMINATION OF OFFERS (CP-FSS-20) (JAN 1988)

(a) Offerors are advised that an offer in response to this solicitation is subject to physical examination, x-ray, or other inspection prior to acceptance at the location designated for receipt of offers. Inspection may be conducted by Government personnel or others acting on behalf of the Government.

(b) For any hand carried offer, whether delivered by the Offeror or a courier service, the Offeror must allow sufficient time to accommodate inspection by designated security personnel. To facilitate this security inspection, initial delivery to an

8

alternate office may be required prior to final delivery by the Offeror to the address designated for receipt of offers. (CAUTION: Delivery to the security inspection point does not constitute timely delivery for receipt of offers.)

(c) The office providing security inspection is located at the following address:

                    Building Security Office
                    X-Ray Screening Room
                    Crystal Mall Building 3, Loading Dock
                    1931 Jefferson Davis Highway
                    Arlington, VA  22202

9

ELECTRONIC DATA INTERCHANGE (EDI) ORDERING  (CP-FSS-6) (JAN 1994)
Offerors are advised that the Federal Supply Service is expanding use of electronic communications to exchange business documents. The Placement of Orders clause contained in this contract provides that orders may be placed using Electronic Data Interchange (EDI) procedures.

PLEASE REMOVE THIS COVER PAGE(S) BEFORE SUBMITTING OFFER TO GSA. (CP-FSS-30) (APR 1993)

10

SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS                                  | 1. REQUISITION NUMBER         |
PAGE 1 OF
     OFFEROR TO COMPLETE BLOCKS 12, 17, 23, 24, & 30                              |                               |
     -----------------------------------------------                              -                               -----
159
---
2. CONTRACT NO.                 | 3. AWARD/EFFECTIVE   | 4. ORDER NUMBER     | 5. SOLICITATION NUMBER      | 6.
SOLICITATION ISSUE
                                |     DATE             |                     |                             |
DATE
GS-35F-                         |                      |                     |    FCIS-JB-980001B          |
-------                        --                     --                     --------------------         -------
3/23/98
-------
7. FOR SOLICITATION                |  a. NAME                | b. TELEPHONE NUMBER (NO COLLECT CALLS)     | 8.
OFFER DUE DATE/
INFORMATION CALL:                  |                         |                                            |
LOCAL TIME
                                   |  CONTRACT SPECIALIST    |     703/305-3038                           |
                                   |                         |                                            |     N/A
                                  ----                      ----                                         -----------
9. ISSUED BY                          CODE |________                                         | 10. THIS ACQUISITION IS
                                      |11. DELIVERY FOR FOB                                  | 12. DISCOUNT TERMS
                                                    |                                        | DESTINATION UNLESS      |
GSA/FSS/FCI                                         |  [ X ]  UNRESTRICTED                   | BLOCK IS MARKED         |
ADP Acquisition Center, Rm. 1017                    |  [   ] SET ASIDE:  % FOR               | [    ] SEE SCHEDULE     |
                                                                                              --------------------     -
1941 Jefferson Davis Highway                        |    [      ] SMALL BUSINESS             | [  ] 13a. THIS CONTRACT
IS A RATED ORDER
Arlington, VA  22202                                |    [      ] SMALL DISADV. BUSINESS     |                   UNDER
                                                                                              -------------------------
DPAS (15 CFR 700)
-----------------
                                                    |    [      ] 8(a)                       |  13b. RATING
ADDRESS OFFERS TO:  SEE A.2                         |                                        |
                                                    |  SIC:  SEE A.3                         |  14. METHOD OF
SOLICITATION
                                                    |  SIZE STANDARD:                        |  [      ] RFQ    [      ] IFB
                                                   ------------------                       -------------------------------------
[XX] RFP
--------
15.  DELIVER TO                       CODE |______  |  16.  ADMINISTERED BY
                                      CODE |______
                                                    |
     Ordering Agency                                |       See Block 9.
                                                    |
                                                   --
17a.  CONTRACTOR /                    CODE |_______                   |  FACILITY |_______
                                      |  18a.  PAYMENT WILL BE MADE BY    CODE   |_______
OFFEROR                                                                   |
                                                                          |
                                                                          |
                                                                          |
                                                                          |
                                                                          |    Ordering Agency
                                                                          |
                                                                          |
TELEPHONE NO.                                                             |
-------------                                                             ------------
[   ] 17b. CHECK IF REMITTANCE IS DIFFERENT AND PUT           | 18b. SUBMIT INVOICES TO ADDRESS SHOWN IN
BLOCK 18a UNLESS
SUCH ADDRESS IN OFFER                                         |  BLOCK BELOW IS CHECKED                              [   ]
----------------------                                        -------------------------                              --------
SEE ADDENDUM
------------
  19.        |                   20.                          |          21.             |      22.        |     23.       |
  24.
ITEM NO.     |        SCHEDULE OF SUPPLIES/SERVICES           |       QUANTITY           |     UNIT        |  UNIT PRICE   |
--------     -        -----------------------------           -       --------           -     ----        -  ----------   -
AMOUNT
------
             |                                                |                          |                 |               |
             |                                                |                          |                 |               |
             |                                                |                          |                 |               |
             |  (Attach Additional Sheets as Necessary        |                          |                 |               |
            ---------------------------------------------------                          -                 -               -
25.  ACCOUNTING AND APPROPRIATION DATA                                                |  26.  TOTAL AWARD AMOUNT (For
Govt. Use Only)
                                                               |
[X] 27A. SOLICITATION INCORPORATES BY REFERENCE FAR 52.212-1. FAR 52.212-3, 52.212-4 AND 52.215-5
ARE ATTACHED.
         ADDENDA [XX] ARE                     [     ]  ARE NOT ATTACHED.
[ ] 27b. CONTRACT/PURCHASE ORDER INCORPORATES BY REFERENCE FAR 52.212-4. FAR 52.212-5 IS ATTACHED.
        ADDENDA [   ] ARE                     [     ] ARE NOT ATTACHED.
        --------------------------------------------------------------
28. CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN    | 29.   AWARD OF CONTRACT:  REFERENCE
_________ OFFER
__2__ COPIES TO ISSUING OFFICE. CONTRACTOR AGREES TO FURNISH   |          DATED _______________________.
YOUR OFFER ON
[XX]  AND DELIVER ALL ITEMS SET FORTH OR OTHERWISE IDENTIFIED  |  [  ]    SOLICITATION (BLOCK 5),
INCLUDING ANY

11


    ABOVE AND ON ANY ADDITIONAL SHEETS SUBJECT TO THE TERMS    |                                  ADDITIONS OR CHANGES WHICH
ARE SET FORTH
    AND CONDITIONS SPECIFIED HEREIN.                           |                                  HEREIN, IS ACCEPTED AS TO
    -------------------------------                            -                                  -------------------------
ITEMS:
-----
30a. SIGNATURE OF OFFEROR/CONTRACTOR                           |       31a. UNITED STATES OF AMERICA
                                                               |            (SIGNATURE OF CONTRACTING OFFICER)
                                                               |
                                                               |
                                                               -
30b.  NAME AND TITLE OF SIGNER     |        30c. DATE SIGNED   |       31b. NAME OF CONTRACTING OFFICER                 |
31c. DATE SIGNED
    (TYPE OR PRINT)                |                           |                (TYPE OR PRINT)                         |
                                   |                           |                                                        |
                                   |                           |                                                        |
                                   -                           -                                                        -
32a. QUANTITY IN COLUMN 21 HAS BEEN                       |  33. SHIP NUMBER          | 34. VOUCHER NUMBER           |35.
AMOUNT VERIFIED

                                                          |                           |                              |
CORRECT FOR
[] RECEIVED  [  ] ACCEPTED, AND CONFORMS TO THE           |___________________________|                              |
[  ]INSPECTED     CONTRACT, EXCEPT AS NOTED               | | PARTIAL    | | FINAL    |                              |
-------------     -------------------------               -----------------------------                              -
32b. SIGNATURE OF AUTHORIZED GOVT.  | 32c. DATE           | 36.  PAYMENT                                               |
37. CHECK NUMBER
REPRESENTATIVE                      |                     | [  ]  COMPLETE           [  ] PARTIAL          [  ]  FINAL |
                                                           ----------------------------------------------------------- -
                                    |                     | 38. S/R ACCOUNT NUMBER         | 39.  S/R VOUCHER
NUMBER                              |40. PAID BY
                                    |                     |                                |
                                    -                     -                                -
                                    |
                                    -
41a. I CERTIFY THIS ACCOUNT IS CORRECT AND PROPER FOR     | 42a. RECEIVED BY (Print)
                                                          |
PAYMENT                                                   |
                                                          |
                                                          -
                                                          |
                                                          -
41b. SIGNATURE AND TITLE OF CERTIFYING OFFICER  | 41c. DATE       | 42b. RECEIVED AT (Location)
                                                |
                                                |                 |
                                                |
                                                |                 | 42c. DATE REC'D (YY/MM/DD)     | 42d.
TOTAL                                           |
                                                |                 |                                |
                                                |
                                                |                 |                                |
                                                -                 -                                -
CONTAINERS                                      |
----------                                      -
AUTHORIZED FOR LOCAL REPRODUCTION         SEE REVERSE FOR OMB CONTROL NUMBER AND PAPERWORK STANDARD
FORM 1449 (10-95)
                                          BURDEN STATEMENT                                          PRESCRIBED BY GSA - FAR
(48 CFR) 53.212

12

Public reporting burden for this collection of information is estimated to average           |
  *   minutes per response, including the time for reviewing instructions, searching         | OMB N.:   9000-013
---
existing data sources, gathering and maintaining the data needed, and completing and         |
reviewing the collection of information.  Send comments regarding this burden estimate       | Expires:  09/30/98
or any other aspect of this collection of information, including suggestions for             |
reduction this burden to the FAR Secretariat (VRS), Officer of Federal Acquisition           |
Policy, GSA, Washington, DC  20405.                                                          |
-----------------------------------                                                          -

* The reporting burden for this solicitation varies with the size and complexity of the offer and Offerors' record system. It is estimated that the time required will be from 20 hours to 80 hours.


ACKNOWLEDGEMENT OF AMENDMENTS

Amendment #1 issued June 17, 1998 has been incorporated herein.

Amendment #2 issued February 23, 1999 has been incorporated herein.




                                                 STANDARD FORM 1449 (10-95) BACK

13

                               TABLE OF CONTENTS

PARA.   TITLE/DATE                                                                    PAGE
-----   ----------                                                                    ----
STANDARD FORM 1449 - SOLICITATION/CONTRACT/ORDER FOR
                     COMMERCIAL ITEMS                                                  1

A.     CONTINUATION OF STANDARD FORM 1449

A.1    INFORMATION COLLECTION REQUIREMENTS
       (A-FSS-40) (OCT 1988)                                                           8

A.2    ADDRESS OFFERS TO:  (BLOCK 9, STANDARD FORM 1449)                               8

A.3    STANDARD INDUSTRIAL CLASSIFICATION (SIC) CODE
       AND SMALL BUSINESS SIZE STANDARD
       (BLOCK 10, STANDARD FORM 1449)                                                  8

B.     SCHEDULE OF ITEMS

B.1    ESTIMATED SALES                                                                11

B.2    PRODUCTS AND SERVICES OFFERED/SCHEDULE OF ITEMS
       (BLOCKS 19 & 20, STANDARD FORM 1449)                                           11

C.     CONTRACT CLAUSES

C.1    CONTRACT TERMS AND CONDITIONS--COMMERCIAL ITEMS
       (FAR 52.212-4) (MAY 1997) (TAILORED)                                           21

ADDENDUM TO FAR 52.212-4 (C.1)

C.2    CLAUSES INCORPORATED BY REFERENCE
       (FAR 52.252-2) (JUN 1988)                                                      25
C.3    CONTRACT TERMS AND CONDITIONS APPLICABLE TO GSA
       ACQUISITION OF COMMERCIAL ITEMS
       (GSAR 552.212-71) (AUG 1997)                                                   26
C.4    SCOPE OF CONTRACT (I-FCI-102-D) (DEC 1997)                                     26
C.5    GUARANTEED MINIMUM (I-FSS-106) (JAN 1999)                                      27
C.6    ORDERING  (FAR 52.216-18) (DEVIATION--JAN 1994)
       (FCI DEVIATION--DEC 1997)                                                      28
C.7    PLACEMENT OF ORDERS  (GSAR 552.216-73) (JUN 1994)
       (ALTERNATE II--FEB 1999)                                                       28
C.8    ORDER ACKNOWLEDGEMENT (G-FSS-907) (APR 1984)                                   29

REVISION - AMENDMENT #2

14


PARA.  TITLE/DATE                                                                      PAGE
-----  ----------                                                                      ----
C.9    BLANKET PURCHASE AGREEMENTS
       (I-FCI-646-A) (DEC 1998)                                                         29
C.10   ORDER LIMITATIONS  (FAR 52.216-19) (OCT 1995)
       (VARIATION II--OCT 1995) (FCI DEVIATION--DEC 1997)                               30
C.11   REQUIREMENTS EXCEEDING THE MAXIMUM ORDER
       (I-FSS-125) (OCT 1997)                                                           31
C.12   DELIVERY PRICES  (F-FCI-202-G) (DEC 1997)                                        31
C.13   COMMERCIAL DELIVERY SCHEDULE (MULTIPLE AWARD SCHEDULE)
       (GSAR 552.211-78) (FEB 1996)                                                     32
C.14   URGENT REQUIREMENTS (I-FSS-140-B) (JAN 1994)                                     33
C.15   DELIVERIES TO THE U.S. POSTAL SERVICE
       (F-FSS-230) (JAN 1994)                                                           34
C.16   CONTRACTOR'S BILLING RESPONSIBILITIES
       (G-FCI-913) (DEC 1997)                                                           34
C.17   PAYMENT BY PURCHASE CARD (GSAR 552.232-80) (DEC 1989)
       (VARIATION I) (MAR 1998)                                                         35
C.18   IMPREST FUNDS (PETTY CASH) (I-FSS-918) (APR 1984)                                36
C.19   ELECTRONIC COMMERCE--FACNET (I-FSS-599) (APR 1997)                               36
C.20   ANSI STANDARDS (C-FSS-427) (JUL 1991)                                            39
C.21   ASSIGNMENT OF CLAIMS (GSAR 552.232-23) (MAY 1989)
       (FCI DEVIATION--DEC 1997)                                                        39
C.22   CONTRACTOR'S REPORT OF SALES (GSAR 552.238-72)
       (FEB 1999)                                                                       39
C.23   INDUSTRIAL FUNDING FEE (GSAR 552.238-77)
       (FEB 1998) (FCI DEVIATION--DEC 1997)                                             41

C.24   OPTION TO EXTEND THE TERM OF THE CONTRACT
       (I-FSS-164-A) (AUG 1995)                                                         42
C.25   NOTICE REGARDING OPTION(S)
       (GSAR 552.217-71) (NOV 1992)                                                     43
C.26   EXAMINATION OF RECORDS BY GSA (MULTIPLE AWARD
       SCHEDULE) (GSAR 552.215-71) (AUG 1997)                                           43
C.27   ECONOMIC PRICE ADJUSTMENT (GSAR 552.216-71) (FEB 1996)
       (ALTERNATE I--JAN 1989) (FCI DEVIATION--JUN 1998)                                43
C.28   PRICE REDUCTIONS (GSAR 552.238-76) (FEB 1999)                                    45
C.29   MODIFICATIONS (MULTIPLE AWARD SCHEDULE)
       (GSAR 552.243-72)(FEB 1999)(FCI DEVIATION--FEB 1999)                             46
C.30   SUBMISSION AND DISTRIBUTION OF AUTHORIZED FSS
       SCHEDULE PRICELIST (GSAR 552.238-74) (FEB 1998)                                  48
C.31   SUBMISSION AND DISTRIBUTION OF AUTHORIZED FEDERAL
       SUPPLY SERVICE (FSS) INFORMATION TECHNOLOGY
       SCHEDULE PRICELISTS (I-FCI-600) (JAN 1999)                                       49

REVISION - AMENDMENT #1 AND #2

15


PARA.  TITLE/DATE                                                               PAGE
-----  ----------                                                               ----
C.32   WARRANTY--MULTIPLE AWARD SCHEDULE
       (GSAR 552.246-73) (FEB 1996)                                              51
C.33   YEAR 2000 WARRANTY--COMMERCIAL SUPPLY ITEMS
       (I-FSS-550-B) (JAN 1999)                                                  52
C.34   TERMINATION (I-FCI-249-B) (DEC 1997)                                      53
C.35   CANCELLATION (I-FSS-690-B) (JAN 1994)                                     53
C.36   LOGISTICAL SUPPORT PRIVILEGES (X-FCI-XXX) (DEC 1997)                      53
C.37   DISSEMINATION OF INFORMATION BY CONTRACTOR
       (I-FCI-680) (DEC 1997)                                                    54
C.38   SERVICE OF PROTEST (FAR 52.233-2) (AUG 1996)                              54
C.39   PROTESTS FILED DIRECTLY WITH THE GENERAL SERVICES
       ADMINISTRATION                                                            55
C.40   INDEFINITE QUANITY (FAR 52.216-22) (OCT 1995)
       (VARIATION--OCT 1995)                                                     57
C.41   CONTRACT SALES CRITERIA (I-FSS-639) (MAR 1998)                            57
C.42   INVOICE PAYMENTS (GSAR 552.232-70) ( MAR 1998)                            57
C.43   CENTRAL CONTRACTOR REGISTRATION (CCR)
       (I-FCI-598)(DEC 1998)                                                     66
C.44   VENDOR MANAGED INVENTORY (VMI) PROGRAM (MAS)
       (G-FSS-906) (JAN 1999)                                                    66


D.1    CONTRACT TERMS AND CONDITIONS REQUIRED TO
       IMPLEMENT STATUTES OR EXECUTIVE ORDERS--COMMERCIAL
       ITEMS (FAR 52.212-5) (AUG 1996)
       (DEVIATION--MAY 1996) (TAILORED)                                          60


E.     SOLICITATION PROVISIONS

E.1    INSTRUCTIONS TO OFFERORS--COMMERCIAL ITEMS
       (FAR 52.212-1)(JUN 1997)[INCORPORATED BY REFERENCE]                       63

ADDENDUM TO FAR 52.212-1 (E.1)

E.2    PERIOD FOR ACCEPTANCE OF OFFERS
       (A-FSS-12-C) (NOV 1997)                                                   63
E.3    CONSIDERATION OF OFFERS UNDER STANDING
       SOLICITATION (A-FSS-11) (NOV 1997)                                        63
E.4    SUBMISSION OF OFFERS--ADDITIONAL INSTRUCTIONS
       (CI-FCI-2) (DEC 1997)                                                     64
E.5    PREPARATION OF OFFER (MULTIPLE AWARD SCHEDULE)
       (GSAR 552.212-70) (AUG 1997)                                              65
E.6    REQUIREMENTS FOR COST OR PRICING DATA OR
       INFORMATION OTHER THAN COST OR PRICING DATA
       (FAR 52.215-20) (OCT 1997) (ALTERNATE IV--OCT 1997)
       (VARIATION I--AUG 1997)                                                   67

REVISION - AMENDMENT #1 AND #2

16


PARA.  TITLE/DATE                                                              PAGE
-----  ----------                                                              ----
E.7    REQUIREMENTS FOR COST OR PRICING DATA OR
       INFORMATION OTHER THAN COST OR PRICING
       DATA--MODIFICATIONS (FAR 52.215-21) (OCT 1997)
       (ALTERNATE IV--OCT 1997)(VARIATION I-AUG 1997)                           67
E.8    IDENTIFICATION OF ENERGY-EFFICIENT OFFICE
       EQUIPMENT AND SUPPLIES CONTAINING RECOVERED
       MATERIALS OR OTHER ENVIRONMENTAL ATTRIBUTES
       (GSAR 552.238-75) (SEP 1994)                                             68
E.9    ENERGY EFFICIENT COMPUTER EQUIPMENT                                      69


F.     EVALUATION

F.1    EVALUATION--COMMERCIAL ITEMS (MULTIPLE AWARD SCHEDULE)
       (GSAR 552.212-73) (AUG 1997)                                             70
F.2    PAST PERFORMANCE                                                         70
F.3    DEALERS AND SUPPLIERS (I-FCI-644) (OCT 1988)                             71
F.4    SALES AND SERVICE REQUIREMENTS                                           71
F.5    INFORMATION TECHNOLOGY PROFESSIONAL SERVICES--PAST
       PERFORMANCE/RESPONSIBILITY DETERMINATION                                 71
F.6    GOALS FOR SUBCONTRACTING PLAN (GSAR 552.219-74)
       (DEC 1995) (ALTERNATE I--DEC 1995)                                       72
F.7    PREAWARD ON-SITE EQUAL OPPORTUNITY COMPLIANCE REVIEW
       (FAR 52.222-24) (APR 1984) (FCI DEVIATION-DEC 1997)                      73


G.     OFFEROR SUPPIED INFORMATION

G.1    OFFEROR REPRESENTATIONS AND CERTIFICATIONS--
       COMMERCIAL ITEMS (FAR 52.212-3) (JAN 1997)
       (FCI DEVIATION--DEC 1997)                                                74
G.2    TRADE AGREEMENTS ACT  (GSAR 552.225-9) (DEC 1994)
       (DEVIATION FAR 52.225-9)                                                 78
G.3    TRADE AGREEMENTS ACT CERTIFICATE (GSAR 552.225-8)
       (JAN 1994)(DEVIATION FAR 52.225-8)                                       80
G.4    COMMERCIAL SALES PRACTICES FORMAT (CSP-1)                                81
G.5    AUTHORIZED NEGOTIATORS                                                   85
G.6    CONTACT FOR CONTRACT ADMINISTRATION
       (G-FCI-900-A) (DEC 1997)                                                 86

17
                         TABLE OF CONTENTS - CONTINUED

PARA.     TITLE/DATE                                                             PAGE
-----     ----------                                                             ----
G.7       ORDERING INFORMATION  (GSAR 552.216-74) (JUN 1994)
          (ALTERNATE II--JUN 1994)                                               87
G.8       CONTRACTOR'S REMITTANCE (PAYMENT) ADDRESS
          (G-FSS-914-A) (SEP 1996)                                               88
G.9       PLACE OF PERFORMANCE  (FAR 52.215-6) (APR 1984)                        88
G.10      CONTRACTOR IDENTIFICATION NUMBER--DATA UNIVERSAL
          NUMBERING SYSTEM (DUNS) NUMBER
          (FAR 52.204-6) (DEC 1996) (FCI DEVIATION--DEC 1997)                    89
G.11      ELECTRONIC FORMAT                                                      90
G.12      EXEMPTION FROM APPLICATION OF SERVICE CONTRACT
          ACT PROVISIONS FOR CONTRACTS FOR MAINTENANCE,
          CALIBRATION, AND/OR REPAIR OF CERTAIN INFORMATION
          TECHNOLOGY, SCIENTIFIC AND MEDICAL AND/OR OFFICE
          AND BUSINESS EQUIPMENT--CONTRACTOR CERTIFICATION
          (FAR 52.222-48) (AUG 1996)                                             90
G.13      COMPLIANCE WITH VETERANS EMPLOYMENT REPORTING
          REQUIREMENTS                                                           91

ATTACHMENT I -   GUIDELINES FOR FORMAT AND CONTENT OF
                 FEDERAL SUPPLY SERVICE INFORMATION
                 TECHNOLOGY SCHEDULE PRICELIST                                   92


ATTACHMENT II -   PAST PERFORMANCE EVALUATION REPORT BY
                  DUN & BRADSTREET                                              155



REVISION - AMENDMENT #2

18

                    A.   CONTINUATION OF STANDARD FORM 1449

A.1  INFORMATION COLLECTION REQUIREMENTS (A-FSS-40) (OCT 1988)

The information collection requirements contained in this solicitation/contract that are not required by regulation have been approved by the Office of Management and Budget pursuant to the Paperwork Reduction Act and assigned OMB Control No.
3090-0163.

A.2  ADDRESS OFFERS TO: (BLOCK 9,  STANDARD FORM 1449)

Offerors shall return the complete solicitation package to the following address:

     General Services Administration
     Solicitation No. FCIS-JB-980001B
     FSS Bid Room (Room L-108)
     1941 Jefferson Davis Highway
     Arlington, VA  22202

A.3  STANDARD INDUSTRIAL CLASSIFICATION (SIC) CODE AND SMALL
     BUSINESS SIZE STANDARD (BLOCK 10, STANDARD FORM 1449)

(a) The standard industrial classification (SIC) codes for this acquisition and the small business size standards per FAR 19.102, are as follows:


       SIC     DESCRIPTION                                          SIZE
       ---     -----------                                          ----

DIVISION D - MANUFACTURING
--------------------------

MAJOR GROUP 27 - PRINTING, PUBLISHING, AND ALLIED INDUSTRIES
     2741      MISCELLANEOUS PUBLISHING                             500


MAJOR GROUP 35 - INDUSTRIAL AND COMMERCIAL MACHINERY AND
                 COMPUTER EQUIPMENT
     3571      ELECTRONIC COMPUTERS                               1,000
     3572      COMPUTER STORAGE DEVICES                           1,000
     3575      COMPUTER TERMINALS                                 1,000
     3577      COMPUTER PERIPHERAL EQUIPMENT,  N.E.C.             1,000

19

MAJOR GROUP 36 - ELECTRONIC AND OTHER ELECTRICAL EQUIPMENT AND COMPONENTS
     3643      CURRENT-CARRYING WIRING DEVICES                      500
     3644      NONCURRENT-CARRYING WIRING DEVICES                   500
     3651      HOUSEHOLD AUDIO AND VIDEO EQUIPMENT                  750
     3661      TELEPHONE AND TELEGRAPH APPARATUS                  1,000
     3663      RADIO AND TELEVISION BROADCASTING AND
               COMMUNICATIONS EQUIPMENT                             750
     3669      OTHER COMMUNICATIONS EQUIPMENT, N.E.C.               750

DIVISION E - TRANSPORTATION, COMMUNICATIONS, ELECTRIC, GAS, AND
---------------------------------------------------------------
             SANITARY SERVICES
             -----------------

MAJOR GROUP 48 - COMMUNICATIONS
     4812      RADIOTELEPHONE COMMUNICATIONS                      1,500
     4813      TELEPHONE COMMUNICATIONS, EXCEPT
               RADIOTELEPHONE                                     1,500
     4822      TELEGRAPH AND OTHER MESSAGE COMMUNICATIONS        $  5.0
     4899      COMMUNICATIONS SERVICES, N.E.C.                   $ 11.0

DIVISION F - WHOLESALE TRADE
----------------------------

MAJOR GROUP 50 - DURABLE GOODS
     5045      COMPUTERS AND COMPUTER PERIPHERAL
               EQUIPMENT AND SOFTWARE                               500


DIVISION I - SERVICES
---------------------

MAJOR GROUP 73 - BUSINESS SERVICES
     7359   EQUIPMENT RENTAL AND LEASING, N.E.C.                  $ 5.0
     7371   COMPUTER PROGRAMMING SERVICES                         $18.0
     7372   PREPACKAGED SOFTWARE                                  $18.0
     7373   COMPUTER INTEGRATED SYSTEMS DESIGN                    $18.0
     7374   COMPUTER PROCESSING AND DATA PREPARATION
            AND PROCESSING SERVICES                               $18.0
     7375   INFORMATION RETRIEVAL SERVICES                        $18.0
     7376   COMPUTER FACILITIES MANAGEMENT SERVICES               $18.0
     7377   COMPUTER RENTAL AND LEASING                           $18.0
     7378   COMPUTER MAINTENANCE AND REPAIR                       $18.0
     7379   COMPUTER RELATED SERVICES, N.E.C.                     $18.0
     7389   BUSINESS SERVICES, N.E.C.                             $ 5.0

NOTES:  SIZE STANDARDS PRECEDED BY A DOLLAR SIGN ($) ARE IN
MILLIONS OF DOLLARS.  ALL OTHERS ARE IN NUMBER OF EMPLOYEES
UNLESS SPECIFIED OTHERWISE.  N.E.C.:  NOT ELSEWHERE CLASSIFIED.

20

(b) The small business size standard for a concern which submits an offer in its own name, other than on a construction or service contract, but which proposes to furnish a product which it did not itself manufacture, is 500 employees.

(c) If the Offeror represents different business sizes than indicated in paragraph G.1(c) for any proposed SIN, indicate below the SIC code and the business size.


-------------------------------------------------------------------------
Special Item Number             Standard Industry         Business Size
(SIN)                          Classification (SIC)
-------------------------------------------------------------------------
132-3 Leasing of
Equipment
-------------------------------------------------------------------------
132-8 Purchase of
Equipment
-------------------------------------------------------------------------
132-12 Maintenance of
Equipment, Repair
Service and/or
Repair/Spare Parts
-------------------------------------------------------------------------
132-32 Term Software
License
-------------------------------------------------------------------------
132-33 Perpetual
Software License
-------------------------------------------------------------------------
132-34 Maintenance of
Software
-------------------------------------------------------------------------
132-50 Training Courses
-------------------------------------------------------------------------
132-51 Professional
Information Technology
Services
-------------------------------------------------------------------------
132-52 Electronic
Commerce Services
-------------------------------------------------------------------------

21

                             B.   SCHEDULE OF ITEMS

B.1  ESTIMATED SALES

The figures shown below reflect the previous purchases made by Special Item Number (SIN), in dollars, for the period
October 1, 1996 through September 30, 1997, as reported by previous Contractors, based upon total sales under the ADP and Telecommunications Schedules. The dollar amounts shown are based upon the new, consolidated Special Item Numbers under the combined Information Technology Schedule.


Special Item No.  132-3    Leasing of Equipment        $   20,165,231
Special Item No.  132-8    Purchase of Equipment       $1,880,709,380
Special Item No.  132-12   Maintenance of Equipment,
                           Repair Service, and
                           Repair Parts/Spare Parts    $  156,990,112
Special Item No.  132-32   Term Software Licenses      $  110,614,818
Special Item No.  132-33   Perpetual Software
                           Licenses                    $  372,944,072
Special Item No.  132-34   Maintenance of Software     $  142,782,865
Special Item No.  132-50   Training Courses            $   21,953,252
Special Item No.  132-51   Information Technology
                           Professional Services       $   96,489,995
Special Item No.  132-52   Electronic Commerce
                           Services                    $      New SIN
                           --------                    --------------
Total Estimated Sales (All Special Item Numbers)       $2,802,649,725

B.2  PRODUCTS AND SERVICES OFFERED/SCHEDULE OF ITEMS
     (BLOCKS 19 & 20, STANDARD FORM 1449)

Insert an "X" on the applicable line for each Special Item
Number/FSC Class/FPDS Code offered.

       SPECIAL ITEM NO. 132-3 LEASING OF EQUIPMENT (FPDS Code W070)

SPECIAL ITEM NO. 132-8 PURCHASE OF EQUIPMENT

       FSC CLASS 7010 - SYSTEM CONFIGURATION
       -------------------------------------

       End User Computers/Desktop Computers

       Professional Workstations

22

       Servers

       Laptop/Portable/Notebook Computers

       Large Scale Computers

       Optical and Imaging Systems

       Other System Configuration Equipment Not Elsewhere
       Classified.  Provide specific information:


       FSC CLASS 7025 - INPUT/OUTPUT AND STORAGE DEVICES
       -------------------------------------------------

       Printers

       Displays

       Graphics, including Video Graphics, Light Pens, Digitizers, Scanners, and Touch Screens

       Network Equipment

       Other Communications Equipment

       Optical Recognition Input/Output Devices

       Storage Devices, including Magnetic Storage, Magnetic Tape
       Storage and Optical Disk Storage

       Other Input/Output and Storage Devices Not Elsewhere
       Classified.  Provide specific information:



       FSC CLASS 7035 - ADP SUPPORT EQUIPMENT
       --------------------------------------

       ADP Support Equipment


       FSC CLASS 7042 - MINI AND MICRO COMPUTER CONTROL DEVICES
       --------------------------------------------------------

       Microcomputer Control Devices

       Telephone Answering and Voice Messaging Systems

23

     FSC CLASS 7050 -  ADP COMPONENTS
     --------------------------------

     ADP Boards


     FSC CLASS 5995 - CABLE, CORD, AND WIRE ASSEMBLIES:
     -----------------------------------------------------
     COMMUNICATIONS EQUIPMENT
     ------------------------

     Communications Equipment Cables


     FSC CLASS 6015 - FIBER OPTIC CABLES
     -----------------------------------

     Fiber Optic Cables


     FSC CLASS 6020 - FIBER OPTIC CABLE ASSEMBLIES AND HARNESSES
     -----------------------------------------------------------

     Fiber Optic Cable Assemblies and Harnesses


     FSC CLASS 6145 - WIRE AND CABLE, ELECTRICAL
     -------------------------------------------

     Coaxial Cables


     FSC CLASS 5805 - TELEPHONE AND TELEGRAPH EQUIPMENT
     --------------------------------------------------

     Telephone Equipment

     Audio and Video Teleconferencing Equipment


     FSC CLASS 5810 - COMMUNICATIONS SECURITY EQUIPMENT AND COMPONENTS
     -----------------------------------------------------------------

     Communications Security Equipment


     FSC CLASS 5815 - TELETYPE AND FACSIMILE EQUIPMENT
     -------------------------------------------------

     Facsimile Equipment (FAX)

24

       FSC CLASS 5820 - RADIO AND TELEVISION COMMUNICATION EQUIPMENT, EXCEPT
       ---------------------------------------------------------------------
       AIRBORNE
       --------

       Two-Way Radio Transmitters/Receivers/Antennas

       Broadcast Band Radio Transmitters/Receivers/Antennas

       Microwave Radio Equipment/Antennas and Waveguides

       Satellite Communications Equipment


       FSC CLASS 5821 - RADIO AND TELEVISION COMMUNICATION EQUIPMENT, AIRBORNE
       ------------------------------------------------------------------------

       Airborne Radio Transmitters/Receivers


       FSC CLASS 5825 - RADIO NAVIGATION EQUIPMENT, EXCEPT AIRBORNE
       ------------------------------------------------------------

       Radio Navigation Equipment/Antennas


       FSC CLASS 5826 - RADIO NAVIGATION EQUIPMENT, AIRBORNE
       -----------------------------------------------------

       Airborne Radio Navigation Equipment


       FSC CLASS 5830 - INTERCOMMUNICATION AND PUBLIC ADDRESS SYSTEMS, EXCEPT
       ----------------------------------------------------------------------
       AIRBORNE
       --------

       Pagers and Public Address Systems (wired and wireless transmission, including background music systems)
       (Note:  Pager Transmission Services are excluded from this solicitation.)


       FSC CLASS 5841 - RADAR EQUIPMENT, AIRBORNE
       ------------------------------------------

       Airborne Radar Equipment


       FSC CLASS 5895 - MISCELLANEOUS COMMUNICATION EQUIPMENT
       ------------------------------------------------------

       Miscellaneous Communications Equipment

25


Provide the following information, as applicable, for the products offered under Special Item Number 132-8:

     Special Physical, Visual, Speech, and Hearing Aid Equipment
     Provide specific information:


     Used Equipment
     Provide specific information:


     Installation for equipment offered under SIN 132-8
      (FPDS Code N070)

     Deinstallation for equipment offered under SIN 132-8
      (FPDS Code N070)

     Reinstallation for equipment offered under SIN 132-8
      (FPDS Code N070)

NOTE: Installation must be incidental to, in conjunction with and in direct support of the products sold under SIN 132-8 on this contract and cannot be purchased separately.

NOTE: VENDORS OFFERING PURCHASE OF EQUIPMENT ARE REQUIRED TO PROVIDE MAINTENANCE SERVICE AND/OR REPAIR SERVICE AND REPAIR PARTS, IN ACCORDANCE WITH NORMAL INDUSTRY PRACTICES, FOR THE TYPE OF EQUIPMENT OFFERED, FOR THE SCOPE OF THE CONTRACT (i.e., AT A MINIMUM, THE 48 CONTIGUOUS STATES AND THE DISTRICT OF COLUMBIA).

SPECIAL ITEM NO. 132-12 MAINTENANCE OF EQUIPMENT, REPAIR SERVICE, AND REPAIR PARTS/SPARE PARTS (FPDS Code for Maintenance and Repair Service - J070; FSC Class for Repair Parts/Spare Parts - See FSC Class for basic equipment)

Specify what is being offered:

       Maintenance

       Repair Service

       Repair Parts/Spare Parts

       Third Party Maintenance

26


SPECIAL ITEM NO. 132-32 TERM SOFTWARE LICENSES

     FSC CLASS 7030 - INFORMATION TECHNOLOGY SOFTWARE
     ------------------------------------------------

Large Scale Computers

     Operating System Software

     Application Software

     Electronic Commerce (EC) Software

     Utility Software

     Communications Software

     Core Financial Management Software

     Ancillary Financial Systems Software

     Special Physical, Visual, Speech, and Hearing Aid Software
     Provide specific information:



Microcomputers

     Operating System Software

     Application Software

     Electronic Commerce (EC) Software

     Utility Software

     Communications Software

     Core Financial Management Software

     Ancillary Financial Systems Software

     Special Physical, Visual, Speech, and Hearing Aid Software
     Provide specific information:


REVISION - AMENDMENT #2
-----------------------

27

SPECIAL ITEM NO. 132-33 PERPETUAL SOFTWARE LICENSES

     FSC CLASS 7030 - INFORMATION TECHNOLOGY SOFTWARE
     ------------------------------------------------

Large Scale Computers

     Operating System Software

     Application Software

     Electronic Commerce (EC) Software

     Utility Software

     Communications Software
     Core Financial Management Software
     Ancillary Financial Systems Software

     Special Physical, Visual, Speech, and Hearing Aid Software
     Provide specific information:


Microcomputers

     Operating System Software

     Application Software

     Electronic Commerce (EC) Software

     Utility Software

     Communications Software
     Core Financial Management Software
     Ancillary Financial Systems Software

     Special Physical, Visual, Speech, and Hearing Aid Software
     Provide specific information:

28

Note: Contractors are encouraged to offer Special Item No. 132-34 Maintenance of Software in conjunction with Special Item Nos. 132-32 Term Software Licenses and/or 132-33 Perpetual Software Licenses.


    SPECIAL ITEM NO. 132-34 MAINTENANCE OF SOFTWARE


REVISION -- AMENDMENT #2

29

     SPECIAL ITEM NO. 132-50 TRAINING COURSES FOR INFORMATION TECHNOLOGY EQUIPMENT AND SOFTWARE (FPDS Code U012)


SPECIAL ITEM NO. 132-51 INFORMATION TECHNOLOGY PROFESSIONAL SERVICES

    IT Facility Operation and Maintenance (FPDS CODE D301)

    IT Systems Development Services (FPDS CODE D302)

    IT Systems Analysis Services (FPDS Code D306)

    Automated Information Systems Design and Integration Services (FPDS Code
     D307)

    Programming Services (FPDS Code D308)
    Millennium Conversion Services (Y2K)

    IT Backup and Security Services (FPDS Code D310)

    IT Data Conversion Services (FPDS Code D311)

    Computer Aided Design/Computer Aided Manufacturing (CAD/CAM) Services (FPDS Code D313)

    IT Network Management Services (FPDS Code D316)

    Automated News Services, Data Services, or Other Information Services (FPDS
     Code D317)

    Other Information Technology Services, Not Elsewhere Classified (FPDS Code
     D399)

Note: All non-professional labor categories must be incidental to and used solely to support hardware, software and/or professional services, and cannot be purchased separately.

30

SPECIAL ITEM NO. 132-52 ELECTRONIC COMMERCE SERVICES
(except "Voice" and Pager Transmission Services)

     FPDS CODE D304 - ADP AND TELECOMUNICATIONS TRANSMISSION SERVICES
     ----------------------------------------------------------------

     Value Added Network Services (VANS)

     E-Mail Services

     Internet Access Services

     Navigation Services

     FPDS CODE D399 - OTHER DATA TRANSMISSION SERVICES, NOT ELSEWHERE CLASSIFIED (except "Voice" and Pager Transmission Services)


Note: Electronic Commerce Services are not intended to supersede or be substituted for any requirements of FTS2000.

*****************************************************************

NOTE TO DEALERS: For products and/or services proposed under each Special Item Number, list on an attachment to B.2, the names of the manufacturers of the products/services being offered, in the format indicated below. (Failure to provide this information could result in no further consideration being given to any unlisted manufacturers/products and/or services.)

EXAMPLE:

MANUFACTURER  FSC CLASS/FPDS CODE
------------  -------------------

     Special Item Number 132-8 Purchase of Equipment
     -----------------------------------------------
     ABC Corporation                   7010
                                       7025
     XYZ Inc.                          5820

     Special Item Number 132-33 Perpetual Software Licenses
     ------------------------------------------------------

     DEF Inc.                          7030

*****************************************************************

31

NOTE:  The following ARE EXCLUDED from the Information Technology Schedule:

i.  Radar Equipment (except airborne radar equipment).
Offers for radar equipment (other than airborne radar equipment) must be made to the GSA Federal Supply Service under FSC Group 58, Part IX. Contact Mr. William Glacken on (215)656-3835.

ii. Electrical Equipment - e.g., Uninterruptible Power Supplies, Computer Back-Up Power Systems, Surge Suppressers, Power Line Conditioners, Surge Absorbers, etc. may be offered under this solicitation only in conjunction with the IT equipment these devices support. Offers which are limited to the electrical equipment cited above should be made to the GSA Federal Supply Service under FSC Group 61, Part V, Section B. Contact Mr. Dwight Young on (817)978-8372.

iii. Training Courses for products which are outside the scope of this Schedule.

iv. Diskettes, Disk Cartridges, Disk Packs, Tape Cartridges, Tapes, and Optical Disks, may be offered only in conjunction with the hardware devices which utilize these supply items. Offers which do not include the hardware devices may be made under Federal Supply Schedule FSC Group 58, Part V. Contact
(212)264-2692.

v.   Carrying cases, except one per portable CPU purchase.

vi.  RESERVED.

vii. Subscription services for databases on magnetic media and/or on optical disk. Contact Ms. Mary Ann DeFeo on (212)264-2306.

viii. Any products which are not U.S. Made End Products, Designated Country End Products, Caribbean Basin Country End Products, Canadian End Products, or Mexican End Products in accordance with FAR 25.402(c) and General Services Administration Acquisition Regulation (GSAR) 525.402(a).

ix. Any products or services that are not "commercial" as defined in accordance with FAR 52.202-1(c).


REVISION -- AMENDMENT #2

32


                             C.   CONTRACT CLAUSES

C.1  CONTRACT TERMS AND CONDITIONS--COMMERCIAL ITEMS
     (FAR 52.212-4) (MAY 1997) (TAILORED)

(a) Inspection/Acceptance. The Contractor shall only tender for acceptance those items that conform to the requirements of this contract. The Government reserves the right to inspect or test any supplies or services that have been tendered for acceptance. The Government may require repair or replacement of nonconforming supplies or reperformance of nonconforming services at no increase in contract price. The Government must exercise its postacceptance rights--

     (1) Within a reasonable time after the defect was discovered or should have been discovered; and

     (2) Before any substantial change occurs in the condition of the item, unless the change is due to the defect in the item.

(b) Assignment. The Contractor or its assignee's rights to be paid amounts due as a result of performance of this contract, may be assigned to a bank, trust company, or other financing institution, including any Federal lending agency in accordance with the Assignment of Claims Act (31 U.S.C. 3727).

(c) Changes. Changes in the terms and conditions of this contract may be made only by written agreement of the parties.

(d) Disputes. This contract is subject to the Contract Disputes Act of 1978, as amended (41 U.S.C. 601-613). Failure of the parties to this contract to reach agreement on any request for equitable adjustment, claim, appeal or action arising under or relating to this contract shall be a dispute to be resolved in accordance with the clause at FAR 52.233-1, Disputes [OCT 1995], which is incorporated herein by reference. The Contractor shall proceed diligently with performance of this contract, pending final resolution of any dispute arising under the contract.

(e) Definitions. The clause at FAR 52.202-1, Definitions [OCT 1995], is incorporated herein by reference.

(f) Excusable delays. The Contractor shall be liable for default unless nonperformance is caused by an occurrence beyond the reasonable control of the Contractor and without its fault or negligence such as, acts of God or the public enemy, acts of the Government in either its sovereign or contractual capacity,

33

fires, floods, epidemics, quarantine restrictions, strikes, unusually severe weather, and delays of common carriers. The Contractor shall notify the Contracting Officer in writing as soon as it is reasonably possible after the commencement of any excusable delay, setting forth the full particulars in connection therewith, shall remedy such occurrence with all reasonable dispatch, and shall promptly give written notice to the Contracting Officer of the cessation of such occurrence.

(g) Invoice. The Contractor shall submit an original invoice and three copies (or electronic invoice, if authorized,) to the address designated in the delivery or task order to receive invoices. An invoice must include--

     (1) Name and address of the Contractor;
     (2)  Invoice date;
     (3) Contract number, contract line item number and, if applicable, the order number;
     (4) Description, quantity, unit of measure, unit price and extended price of the items delivered;
     (5) Shipping number and date of shipment including the bill of lading number and weight of shipment if shipped on Government bill of lading;
     (6) Terms of any prompt payment discount offered;
     (7) Name and address of official to whom payment is to be sent; and
     (8) Name, title, and phone number of person to be notified in event of defective invoice.

Invoices will be handled in accordance with the Prompt Payment Act (31 U.S.C.
3903) and Office of Management and Budget (OMB) Circular A-125, Prompt Payment. Contractors are encouraged to assign an identification number to each invoice.

(h) Patent indemnity. The Contractor shall indemnify the Government and its officers, employees and agents against liability, including costs, for actual or alleged direct or contributory infringement of, or inducement to infringe, any United States or foreign patent, trademark or copyright, arising out of the performance of this contract, provided the Contractor is reasonably notified of such claims and proceedings.

(i) Payment. Payment shall be made for items accepted by the Government that have been delivered to the delivery destinations set forth in this contract. The Government will make payment in accordance with the Prompt Payment Act (31 U.S.C. 3903) and Office of Management and Budget (OMB) Circular A-125, Prompt Payment. Unless otherwise provided by an addendum to this contract, the Government shall make payment in accordance with

34

the clause at FAR 52.232-33, Mandatory Information for Electronic Funds Transfer Payment [AUG 1996], which is incorporated herein by reference. In connection with any discount offered for early payment, time shall be computed from the date of the invoice. For the purpose of computing the discount earned, payment shall be considered to have been made on the date which appears on the payment check or the specified payment date if an electronic funds transfer payment is made.

(j) Risk of loss. Risk of loss or damage to the supplies provided under this contract shall remain with the Contractor until, and shall pass to the Government upon acceptance.

(k) Taxes. The contract price excludes all State and local taxes levied on or measured by the contract or sales price of the services or completed supplies furnished under this contract. The Contractor shall state separately on its invoices taxes excluded from the contract price, and the Government agrees either to pay the amount of the taxes to the Contractor or provide evidence necessary to sustain an exemption. See FAR clauses 52.229-1 State and Local Taxes; 52.229-3 Federal, State, and Local Taxes; and 52.229-5 Taxes--Contracts Performed in U.S. Possessions or Puerto Rico which are incorporated by reference.

(l) Termination for the Government's convenience. The Government reserves the right to terminate this contract, or any part hereof, for its sole convenience. In the event of such termination, the Contractor shall immediately stop all work hereunder and shall immediately cause any and all of its suppliers and subcontractors to cease work. Subject to the terms of this contract, the Contractor shall be paid a percentage of the contract price reflecting the percentage of the work performed prior to the notice of termination, plus reasonable charges the Contractor can demonstrate to the satisfaction of the Government using its standard record keeping system, have resulted from the termination. The Contractor shall not be required to comply with the cost accounting standards or contract cost principles for this purpose. This paragraph does not give the Government any right to audit the Contractor's records. The Contractor shall not be paid for any work performed or costs incurred which reasonably could have been avoided.

(m) Termination for cause. The Government may terminate this contract, or any part hereof, for cause in the event of any default by the Contractor, or if the Contractor fails to comply with any contract terms and conditions, or fails to provide the Government, upon request, with adequate assurances of future performance. In the event of termination for cause, the Government shall not be liable to the Contractor for any amount

35

for supplies or services not accepted, and the Contractor shall be liable to the Government for any and all rights and remedies provided by law. If it is determined that the Government improperly terminated this contract for default, such termination shall be deemed a termination for convenience.

(n) Title. Unless specified elsewhere in this contract, title to items furnished under this contract shall pass to the Government upon acceptance, regardless of when or where the Government takes physical possession.

(o) Warranty. The Contractor warrants and implies that the items delivered hereunder are merchantable and fit for use for the particular purpose described in this contract.

(p) Limitation of liability. Except as otherwise provided by an express or implied warranty, the Contractor will not be liable to the Government for consequential damages resulting from any defect or deficiencies in accepted items.

(q) Other compliance. The Contractor shall comply with all applicable Federal, State and local laws, executive orders, rules and regulations applicable to its performance under this contract.

(r) Compliance with laws unique to Government contracts. The Contractor agrees to comply with 31 U.S.C. 1352 relating to limitations on the use of appropriated funds to influence certain Federal contracts; 18 U.S.C. 431 relating to officials not to benefit; 40 U.S.C 327, et seq., Contract Work Hours and Safety Standards Act; 41 U.S.C. 51-58, Anti-Kickback Act of 1986; 41 U.S.C. 251 related to whistle blower protections; and 49 U.S.C. 40118, Fly American.

(s) Order of precedence. Any inconsistencies in this solicitation or contract shall be resolved by giving precedence in the following order:

     (1) The schedule of supplies/services.
     (2) The Assignments, Disputes, Payments, Invoice, Other Compliance, and Compliance with Laws Unique to Government Contracts paragraphs of this clause.
     (3) The clause at 52.212-5.
     (4) Addenda to this solicitation or contract, including any license agreements for computer software.
     (5) Solicitation provisions if this is a solicitation.
     (6) Other paragraphs of this clause.
     (7) The Standard Form 1449.
     (8) Other documents, exhibits, and attachments.
     (9) The specification.

36


********************************************************************************
                         ADDENDUM TO FAR 52.212-4 (C.1)
********************************************************************************

C.2  CLAUSES INCORPORATED BY REFERENCE (FAR 52.252-2) (JUN 1988)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

52.203-3  GRATUITIES (APR 1984)
52.204-4 PRINTING/COPYING DOUBLE-SIDED ON RECYCLED PAPER (JUN 1996) 52.209-6 PROTECTING THE GOVERNMENT'S INTEREST WHEN SUBCONTRACTING WITH
          CONTRACTORS DEBARRED, SUSPENDED, OR PROPOSED FOR DEBARMENT (JUL
          1995)
52.214-34 SUBMISSION OF OFFERS IN THE ENGLISH LANGUAGE (APR 1991)
52.214-35 SUBMISSION OF OFFERS IN U.S. CURRENCY (APR 1991)
52.219-9 SMALL, SMALL DISADVANTAGED AND WOMEN-OWNED SMALL BUSINESS SUBCONTRACTING PLAN (AUG 1996)
52.219-16 LIQUIDATED DAMAGES--SUBCONTRACTING PLAN (OCT 1995)
52.222-1  NOTICE TO THE GOVERNMENT OF LABOR DISPUTES (FEB 1997)
52.222-46 EVALUATION OF COMPENSATION FOR PROFESSIONAL EMPLOYEES (FEB 1993) 52.224-1 ACT NOTIFICATION (APR 1984)
52.224-2  PRIVACY ACT (APR 1984)
52.225-11 RESTRICTIONS ON CERTAIN FOREIGN PURCHASES (OCT 1996)
52.229-1  STATE AND LOCAL TAXES (APR 1984)
52.229-3  FEDERAL, STATE, AND LOCAL TAXES (JAN 1991)
52.229-5  TAXES--CONTRACTS PERFORMED IN U.S. POSSESSIONS OR PUERTO RICO (APR
          1984)
52.232-17 INTEREST (JUN 1996)
52.237-1  SITE VISIT (APR 1984)
52.237-2  PROTECTION OF GOVERNMENT BUILDINGS, EQUIPMENT, AND VEGETATION (APR
          1984)
52.246-4  INSPECTION OF SERVICES--FIXED-PRICE (AUG 1996)
52.247-34 F.O.B. DESTINATION (NOV 1991)

37


c.3 CONTRACT TERMS AND CONDITIONS APPLICABLE TO GSA ACQUISITION OF COMMERCIAL ITEMS (GSAR 552.212-71) (AUG 1997)
     (FCI DEVIATION--DEC 1997)

The Contractor agrees to comply with any provisions or clause that is incorporated by reference to implement agency policy applicable to acquisition of commercial items or components. The provision or clause in effect based on the applicable regulation cited on the date the solicitation is issued applies unless otherwise stated herein. The following provisions and clauses are incorporated by reference:

552.203-70  RESTRICTION ON ADVERTISING (DEC 1990)
552.211-75  PRESERVATION, PACKAGING, AND PACKING (FEB 1996)
552.211-77  PACKING LIST (FEB 1996)
552.215-72  PRICE ADJUSTMENT--FAILURE TO PROVIDE ACCURATE INFORMATION (AUG 1997)
552.232-8   DISCOUNTS FOR PROMPT PAYMENT (APR 1989)
            (DEVIATION FAR 52.232-8)
552.238-70  IDENTIFICATION OF ELECTRONIC OFFICE EQUIPMENT PROVIDING
            ACCESSIBILITY FOR THE HANDICAPPED (SEP 1991)


C.4  SCOPE OF CONTRACT (I-FCI-102-D) (DEC 1997)

This solicitation is issued to establish contracts which may be used on a nonmandatory basis by the agencies and activities named below, as a source of supply for the supplies or services described herein, for delivery within the 48 contiguous states and Washington, D.C. Resultant contracts may also be used for delivery to Alaska, Hawaii, the Commonwealth of Puerto Rico, and such overseas locations as specified in each contract.

     (1) All Federal agencies and activities in the executive, legislative, and judicial branches;

     (2) Government Contractors authorized in writing by a Federal agency pursuant to 48 CFR 51.1;

     (3) Mixed ownership Government corporations (as defined in the Government Corporation Control Act);

     (4) The Government of the District of Columbia;

     (5) Other activities and organizations authorized by statute or regulation to use GSA as a source of supply. (Questions regarding activities authorized to use this schedule should be directed to the Contracting Officer.)

38


Articles or services may be ordered from time to time in such quantities as may be needed to fill any requirement, subject to the Order Limitations thresholds which will be specified in resultant contracts. Overseas activities may place orders directly with Schedule Contractors for delivery to CONUS port, a consolidation point, or as specified in each contract.

For orders received from activities within the Executive Branch of the Government, each Contractor is obligated to deliver all articles or services contracted for that may be ordered during the contract term, except as otherwise provided herein.

The Contractor is not obligated to accept orders received from activities outside the Executive Branch; however, the Contractor is encouraged to accept such orders. If the Contractor is unwilling to accept such an order, the contractor shall return it by mailing it or delivering it to the ordering office within 5 workdays from receipt. Failure to return an order shall constitute acceptance whereupon all provisions of the contract shall apply.

The Government is obligated to purchase under each resultant contract a guaranteed minimum of one hundred dollars during the contract term.


C.5  GUARANTEED MINIMUM  (I-FSS-106) (JAN 1999)

The minimum quantity of supplies that the Government agrees to order during the period of this contract is $100. If the Contractor receives total orders for less than $100 during the term of the contract, the Government will pay the difference between the amount ordered and $100.

     (a) Payment of any amount due under this clause shall be contingent upon the Contractor's timely submission of GSA Form 72A reports (see GSAR 552.238-72 "Contractor's Report of Sales") during the period of the contract and receipt of the close-out sales report pursuant to GSAR 552.238-72.

     (b) The guaranteed minimum applies only if the contract expires or contract cancellation is initiated by the Government. The guaranteed minimum does not apply if the contract is terminated for cause or if the contract is canceled at the request of the Contractor.

REVISION-AMENDMENT #2

39

C.6  ORDERING  (FAR 52.216-18) (DEVIATION--JAN 1994)
     (FCI DEVIATION--DEC 1997)

(a) Any supplies and services to be furnished under this contract shall be ordered by issuance of delivery orders or task orders by the individuals or activities designated in the Schedule. Such orders may be issued during the contract term.

(b) All delivery orders or task orders are subject to the terms and conditions of this contract. In the event of conflict between a delivery order or task order and this contract, the contract shall control.

(c) If mailed, a delivery order or task order is considered "issued" when the Government deposits the order in the mail. Orders may be issued orally or by written telecommunications only if authorized in the Schedule.

C.7  PLACEMENT OF ORDERS (552.216-73)(JUN 1994)
     (ALTERNATE II--FEB 1999)

(a) The organizations listed below may place orders under this contract. Questions regarding organizations authorized to use this schedule should be directed to the Contracting Officer.

     (1)  Executive agencies.
     (2)  Other Federal Agencies.
     (3)  Mixed-ownership Government corporations.
     (4)  The District of Columbia.
     (5) Government Contractors authorized in writing by a Federal agency pursuant to 48 CFR 51.1.
     (6) Other activities and organizations autorized by statute or regulation to use GSA as a source of supply.

(b) Orders may be placed through Electronic Data Interchange (EDI) or mailed in paper form. EDI orders shall be placed using the American National Standards Institute (ANSI) X12 Standard for Electronic Data Interchange
     (EDI) format.

(c) If the Contractor agrees, GSA's Federal Supply Service (FSS) will place all orders by EDI using computer-to-computer EDI. If computer-to-computer EDI is not possible, FSS will use an alternative EDI method allowing the Contractor to receive orders by facsimile transmission. Subject to the Contractor's agreement, other agencies may place orders by EDI.

(d) When computer-to-computer EDI procedures will be used to place orders, the Contractor shall enter into one or more Trading Partner Agreements (TPA) with each Federal agency placing orders

REVISION -- AMENDMENT #2

40

electronically in order to ensure mutual understanding by the parties of certain electronic transaction conventions and to recognize the rights and responsibilities of the parties as they apply to this method of placing orders. The TPA must identify, among other things, the third party provider(s) through which electronic orders are placed, the transaction sets used, security procedures, and guidelines for implementation. Federal agencies may obtain a sample format to customize as needed from the office specified in (g) below.

(e) The Contractor shall be responsible for providing its own hardware and software necessary to transmit and receive data electronically. Additionally, each party to the TPA shall be responsible for the costs associated with its use of third party provider services.

(f) Nothing in the TPA will invalidate any part of this contract between the Contractor and the General Services Administration. All terms and conditions of this contract that otherwise would be applicable to a mailed order shall apply to the electronic order.

(g)  The basic content and format of the TPA will be provided by:
                        General Services Administration
            Systems Inventory and Operations Management Center (FCS)
                             Washington, DC  20406
                Telephone: (703) 305-7741    FAX: (703) 305-7720

41


C.8  ORDER ACKNOWLEDGEMENT (G-FSS-907) (APR 1984)

Contractors shall acknowledge only those orders which state "Order Acknowledgment Required." These orders shall be acknowledged within 10 days after receipt. Such acknowledgment shall be sent to the activity placing the order and contain information pertinent to the order, including the anticipated delivery date.

C.9  BLANKET PURCHASE AGREEMENTS (I-FCI-646-A) (DEC 1997)

Blanket Purchase Agreements (BPAs) can reduce costs and save time because individual purchase orders and invoices are not required for each procurement but can instead be documented on a consolidated basis. The Contractor agrees to enter into BPAs with ordering activities provided that:

(a) The period of time covered by such agreements shall not exceed the period of the contract;

(b) Orders placed under such agreements shall be issued in accordance with all applicable regulations and the terms and conditions of the contract; and

REVISION -- AMENDMENT #2

42

(c) BPAs may be established to obtain the maximum discount (lowest net price) available in those schedule contracts containing volume or quantity discount arrangements.

C.10 ORDER LIMITATIONS (FAR 52.216-19) (OCT 1995) (VARIATION II-OCT 1995) (DEVIATION)

(a) Minimum order. When the Government requires supplies or services covered by this contract in an amount of less than $100, the Government is not obligated to purchase, nor is the Contractor obligated to furnish, those supplies or services under the contract. However, Offerors may, if willing to accept smaller orders, specify a smaller amount in their offers. If a smaller amount is offered, it is mutually agreed that the Contractor will accept such orders and specify the smaller minimum order limitation in the applicable catalog/pricelist. If the Offeror fails to specify a smaller amount, the Government may place orders for a smaller amount. Such orders shall be deemed to be accepted by the Contractor, unless returned to the ordering office within 5 workdays after receipt by the Contractor.

(b) Maximum order. The maximum order will be negotiated individually for each contract. The limits will be established based on the concessions granted by the Contractor. The Contractor is not obligated to honor any order when the dollar value of any single item ordered, whether ordered separately or in combination with other items, exceeds the dollar amounts set forth below for the items indicated.

ITEM NUMBER/SIN                   MAXIMUM ORDER

132-3                             $500,000 per order
132-8                             $500,000 per order
132-12(repair/spare parts only)   $ 10,000 per order
132-32                            $ 50,000 or $500,000 per order
132-33                            $ 50,000 or $500,000 per order
132-50                            $ 25,000 per order
132-51                            $500,000 per order
132-52                            $500,000 per order

(c) Notwithstanding paragraph (b) above, the Contractor shall honor any order exceeding the maximum orders in paragraph (b), unless that order (or orders) is returned to the ordering office within 5 workdays after receipt, with written notice stating the Contractor's intent not to ship the item (or items) called for or to provide the services ordered and the reasons. Upon receiving this notice, the Government may acquire the supplies or services from another source.

43

C.11 REQUIREMENTS EXCEEDING THE MAXIMUM ORDER
     (I-FSS-125) (OCT 1997)

(a) In accordance with FAR 8.404, before placing an order that exceeds the maximum order threshold, ordering offices shall--

     (1) Review additional schedule Contractors' catalogs/pricelists or use the "GSA Advantage!" on-line shopping service;

     (2) Based upon the initial evaluation, generally seek price reductions from the schedule Contractor(s) appearing to provide the best value (considering price and other factors); and

     (3) After price reductions have been sought, place the order with the schedule Contractor that provides the best value and results in the lowest overall cost alternative (see FAR 8.404(a)). If further price reductions are not offered, an order may still be placed, if the ordering office determines that it is appropriate.

(b)  Vendors may:

     (1) offer a new lower price for this requirement (the Price Reductions clause is not applicable to orders placed over the maximum order in FAR 52.216-19 Order Limitations);

     (2) offer the lowest price available under the contract; or

     (3) decline the order (orders must be returned in accordance with FAR 52.216-19).

(c) A delivery order that exceeds the maximum order may be placed with the Contractor selected in accordance with FAR 8.404. The order will be placed under the contract.

(d) Sales for orders that exceed the Maximum Order shall be reported in accordance with GSAR 552.238-72.

C.12 DELIVERY PRICES  (F-FCI-202-G) (DEC 1997)

(a) Prices offered must cover delivery as provided below to destinations located within the 48 contiguous States and the District of Columbia.

44

(b) The Offeror is requested to indicate below whether or not prices submitted cover delivery f.o.b. destination in Alaska, Hawaii, the Commonwealth of Puerto Rico, and such overseas locations as specified:


                            (Yes)   (No)
     Alaska                  ___     __
     Hawaii                  ___     __
     Puerto Rico             ___     __
     Overseas Locations      ___     __
          Specify:


(c) When deliveries are made to destinations outside the 48 contiguous States; i.e., Alaska, Hawaii, the Commonwealth of Puerto Rico, and such overseas locations as specified, and are not covered by paragraph (b), above, the following conditions will apply:

     (1) Delivery will be f.o.b. inland carrier, point of exportation (FAR 52.247-38), with the transportation charges to be paid by the Government from point of exportation to destination in Alaska, Hawaii, the Commonwealth of Puerto Rico, and such overseas locations specified, as designated by the ordering office. The Contractor shall add the actual cost of transportation to destination from the point of exportation in the 48 contiguous States nearest to the designated destination. Such costs will, in all cases, be based upon the lowest regularly established rates on file with the Interstate Commerce Commission, the U.S. Maritime Commission (if shipped by water), or any State regulatory body, or those published by the U.S. Postal Service; and must be supported by paid freight or express receipt or by a statement of parcel post charges including weight of shipment.

     (2) The right is reserved to ordering agencies to furnish Government bills of lading.

(d) Ordering offices will be required to pay differential between freight charges and express charges where express deliveries are desired by the Government.

C.13      COMMERCIAL DELIVERY SCHEDULE (MULTIPLE AWARD SCHEDULE)
          (GSAR 552.211-78) (FEB 1996)

(a) Time of Delivery. The Contractor shall deliver to destination within the number of calendar days after receipt of order (ARO) in the case of F.O.B. Destination prices, or to place

45

of shipment in transit in the case of F.O.B. Origin prices, as set forth below. Offerors shall insert in the "Time of Delivery (days ARO)" column in the Schedule of Items a definite number of calendar days within which delivery will be made. In no case shall the offered delivery time exceed the Contractor's normal commercial practice. The Government requires the Contractor's normal commercial delivery time, as long as it is less than the "stated" delivery time(s) shown below. If the Offeror does not insert a delivery time in the Schedule of Items, the Offeror will be deemed to offer delivery in accordance with the Government's stated delivery time, as stated below:


ITEMS OR GROUP OF             GOVERNMENT'S     CONTRACTOR'S NORMAL
ITEMS(Special Item No.      STATED DELIVERY    COMMERCIAL DELIVERY
or Nomenclature)            TIME (DAYS ARO)           TIME

    132-3                        30
    132-8                        30
    132-32                       30
    132-33                       30

(b) Expedited Delivery Times. For those items that can be delivered quicker than the delivery times in paragraph (a), above, the Offeror is requested to insert below, a time (hours/days ARO) that delivery can be made when expedited delivery is requested.

ITEMS OR GROUP OF ITEMS                    EXPEDITED DELIVERY TIME
(Special Item No. or Nomenclature)         (HOURS/DAYS ARO)

       132-3
       132-8
       132-32
       132-33

(c) Overnight and 2-Day Delivery Times. Ordering activities may require overnight or 2-day delivery. The Offeror is requested to annotate its pricelist or by separate attachment identify the items that can be delivered overnight or within 2 days. Contractors offering such delivery services will be required to state in the cover sheet to its FSS pricelist details concerning this service.

C.14   URGENT REQUIREMENTS (I-FSS-140-B) (JAN 1994)

When the Federal Supply Schedule contract delivery period does not meet the bona fide urgent delivery requirements of an ordering agency, agencies are encouraged, if time permits, to

46

contact the Contractor for the purpose of obtaining accelerated delivery. The Contractor shall reply to the inquiry within 3 workdays after receipt. (Telephonic replies shall be confirmed by the Contractor in writing.) If the Contractor offers an accelerated delivery time acceptable to the ordering agency, any order(s) placed pursuant to the agreed upon accelerated delivery time frame shall be delivered within this shorter delivery time and in accordance with all other terms and conditions of the contract.


C.15 DELIVERIES TO THE U.S. POSTAL SERVICE (F-FSS-230) (JAN 1994)

(a)  Applicability.  This clause applies to orders placed for the U.S. Postal
     -------------
Service (USPS) and accepted by the Contractor for the delivery of supplies to a USPS facility (consignee).

(b)  Mode/Method of Transportation.  Unless the Contracting Officer grants a
     -----------------------------
waiver of this requirement, any shipment that meets the USPS requirements for mailability (i.e., 70 pounds or less, combined length and girth not more than 108 inches, etc.) delivery shall be accomplished via the use of the USPS. Other commercial services shall not be used, but this does not preclude the Contractor from making delivery by the use of the Contractor's own vehicles.

(c)  Time of Delivery.  Notwithstanding the required time for delivery to
     ----------------
destination as may be specified elsewhere in this contract, if shipments under this clause are mailed not later than five (5) calendar days before the required delivery date, delivery shall be deemed to have been made timely.


C.16 CONTRACTOR'S BILLING RESPONSIBILITIES (G-FCI-913) (DEC 1997)

The Contractor is required to perform all billings made pursuant to this contract. However, if the Contractor has dealers which participate on the contract, and the billing/payment process by the Contractor for sales made by the dealer is a significant administrative burden, the following alternative procedures may be used:

Where dealers are allowed by the Contractor to bill Government agencies and accept payment in the Contractor's name, the Contractor agrees to obtain from all dealers participating in the performance of the contract a written agreement which will require dealers to:

47


     (1) Comply with the same terms and conditions regarding prices as the Contractor, for sales made under the contract;

     (2) Maintain a system of reporting sales under the contract to the manufacturer which includes:

         (a) the date of sale,
         (b) the agency to which the sale was made,
         (c) the product/model sold,
         (d) the quantity of each product/model sold,
         (e) the price at which it was sold, including discounts, and
         (f) all other significant sales data;

     (3) Be subject to audit by the Government, with respect to sales made under the contract; and

     (4) Place orders and accept payment in the name of the Contractor, in care of the dealer.

An agreement between a Contractor and its dealers pursuant to this procedure will not establish privity of contract between dealers and the Government.

By signing this offer, the Offeror attests to the fact that all dealers participating in the performance of this contract have or will be required to agree that their performance will be in accordance with all terms and conditions regarding prices of the contract including the provisions listed above.


C.17 PAYMENT BY PURCHASE CARD  (GSAR 552.232-80) (DEC 1989)
     (VARIATION I) (MAR 1998)

(a) Definitions: "Government purchase card" means the uniquely numbered credit card issued to named individual Government employees or entities to pay for official Government purchases. "Oral delivery order" means an order placed orally either in person or by telephone, which is paid for by Government purchase card.

(b) Contractors are required to accept the Government purchase card for payments equal to or less than the micro-purchase threshold for oral or written delivery orders. This is not intended to limit the acceptance of the Government purchase card under this contract for dollar amounts that exceed this threshold if otherwise agreeable between the Contractor and the customer; therefore, Contractors are encouraged to accept payment by the

48


Government purchase card for all orders. If the Contractor is unwilling to accept payment by the Government purchase card for a delivery order, the Contractor must so advise the ordering agency within 24 hours of receipt of order.

(c) The Contractor shall not process a transaction for payment through the credit card clearinghouse until the purchased supplies have been shipped or services performed. Unless the cardholder requests correction or replacement of a defective or faulty item in accordance with other contract requirements, the Contractor shall immediately credit a cardholder's account for items returned as defective or faulty.

C.18 IMPREST FUNDS (PETTY CASH) (I-FSS-918) (APR 1984)

The Contractor agrees to accept cash payment for purchases made under the terms of the contract in conformance with Federal Acquisition Regulation (FAR) 13.404.


C.19 ELECTRONIC COMMERCE--FACNET (I-FSS-599) (APR 1997)

(a)  General Background.
     ------------------

The Federal Acquisition Streamlining Act (FASA) of 1994 establishes the Federal Acquisition Computer Network (FACNET) requiring the Government to evolve its acquisition process from one driven by paperwork into an expedited process based on electronic commerce/electronic data interchange (EC/EDI). EC/EDI means more than merely automating manual processes and eliminating paper transactions. It can and will help to move business processes (e.g., procurement, finance, logistics, etc.) into a fully electronic environment and fundamentally change the way organizations operate.

(b)  Trading Partners and Value-Added Networks (VANs).
     ------------------------------------------------

Within the FACNET architecture, electronic documents (e.g., orders, invoices, etc.) are carried between the Federal Government's procuring office and Contractors (now known as "trading partners"). These transactions are carried by commercial telecommunications companies called Value-Added Networks (VANs). Federal Government transactions are provided only to those VANs that have been certified by DOD and connected to FACNET.

49

EDI can be done using commercially available hardware, software, and telecommunications. The selection of a VAN is a business decision Contractors must make. There are many different VANs which provide a variety of electronic services and different pricing strategies. If your VAN only provides communications services, you may also need a software translation package.

(c)   Registration Instructions.
      -------------------------

DOD will require Contractors to register as trading partners to do business with the Government. This policy can be reviewed via the INTERNET at http://acq.osd.mil/ec/nwsltr.html.

To do EDI with the Government, Contractors must register as a trading partner. Contractors will provide regular business information, banking information, and EDI capabilities to all agencies in this single registration. A central repository of all trading partners, called the Central Contractor Registration
(CCR), has been developed. All Government procuring offices and other interested parties will have access to this central repository. The database is structured to identify the types of data elements which are public information and those which are confidential and not releasable.

To register, Contractors must provide their Dun and Bradstreet (DUNS) number. The DUNS number is available by calling 1(800)333-0505. It is provided and maintained free of charge and only takes a few minutes to obtain. Contractors will need to provide their Tax Identification Number (TIN). The TIN is assigned by the Internal Revenue Service by calling 1(800)829-1040. Contractors will also be required to provide information about company bank or financial institution for electronic funds transfer (EFT).

Contractors may register through their Value Added Network (VAN) using an American National Standards Institute (ANSI) ASC X12 838 transaction set, called a "Trading Partner Profile." A transaction set is a standard format for moving electronic data. VANs will be able to assist Contractors with registration. A list of certified VANs and software providers is available from the Department of Defense (DOD) by calling 1(800)EDI-3414, or from the world wide web at http://www.acq.osd.mil/ec/van_list.html. Contractors who wish to register without going through a VAN may do so via the INTERNET at http://ccr.edi.disa.mil.

50

(d)   Implementation Conventions.
      --------------------------

All EDI transactions must comply with the Federal Implementation Conventions
(ICs). Many VANs and software providers have already built the IC requirements into their products. If you need to see the ICs, they are available on a registry maintained by the National Institute of Standards and Technology
(NIST). It is accessible via the INTERNET at http://snad.ncsl.nist.gov/dartg/edi/fededi.html. ICs are available for common business documents such as Purchase Order, Price Sales Catalog, Invoice, Request for Quotes, etc.

(e)   Additional Information.
      ----------------------

GSA has additional information available for vendors who are interested in starting to use EC/EDI. Contact the Contracting Officer for a copy of the latest handbook. Several resources are available to vendors to assist in implementing EC/EDI; specific addresses are available in the handbook or from the Contracting Officer:

     (1) Electronic Commerce Resource Centers (ECRCs) are a network of U.S. Government-sponsored centers that provide EC/EDI training and support to the Contractor community. They are found in over a dozen locations around the country.

     (2) Procurement Technical Assistance Centers (PTACs) and Small Business Development Centers (SBDCs) provide management assistance to small business owners. Each state has several locations.

     (3) Most major US cities have an EDI user group of companies who meet periodically to share information on EDI-related subjects.

(f)  GSA Advantage!(TM).
     ------------------

     (1) GSA Advantage!(TM) will use this FACNET system to receive catalogs, invoices and text messages; and to send purchase orders, application advice, and functional acknowledgments. GSA Advantage!(TM) enables customers to:

         (i) Perform database searches across all contracts by manufacturer; manufacturer's model/part number; vendor; and generic product categories.

51


          (ii) Generate their own EDI delivery orders to Contractors, generate EDI delivery orders from the Federal Supply Service to Contractors, or download files to create their own delivery orders.

          (iii) Use the Federal IMPAC VISA.

     (2) GSA Advantage!(TM) may be accessed via the GSA Home Page. The INTERNET address is: http://www.gsa.gov, or http://www.fss.gsa.gov.


C.20 ANSI STANDARDS (C-FSS-427) (JUL 1991)

ANSI Standards cited in this solicitation may be obtained from the American National Standards Institute, Inc., 11 West 42nd Street, 13th Floor, New York, NY 10036 (Tel: (212) 642-4900).


C.21 ASSIGNMENT OF CLAIMS (GSAR 552.232-23) (MAY 1989)
     (FCI DEVIATION--DEC 1997)

In order to prevent confusion and delay in making payment, no claim(s) for amounts due or to become due under this contract, shall be assigned by the Contractor; but it shall be permissible for the Contractor to assign separately to a bank, trust company, or other financial institution, including any Federal lending agency, under the provisions of the Assignment of Claims Act, as amended, 31 U.S.C. 3727, 41 U.S.C. 15 (hereinafter referred to as "the Act"), all amounts due or to become due under any delivery order amounting to $1,000 or more issued by any Government agency under this contract. Any such assignment shall be effective only if and when the assignee files written notice of the assignment together with a true copy of the instrument of assignment with the Contracting Officer issuing the delivery order and the finance office designated in the delivery order to make payment. Unless otherwise stated in the delivery order, payments to an assignee of any amounts due or to become due under any delivery order assigned may, to the extent specified in the Act, be subject to reduction or set-off.


C.22 CONTRACTOR'S REPORT OF SALES  (552.238-72) (FEB 1999)

(a) The Contractor must report the quarterly dollar value (in U.S. dollars and rounded to the nearest whole dollar) of all

REVISION -- AMENDMENT #2

52


sales under this contract by calendar quarter (i.e., January-March, April-June, July-September, and October-December). The dollar value of a sale is the price paid by the schedule user for products and services on a schedule contract delivery order, as recorded by the Contractor. The reported contract sales value must include the industrial funding fee (see Clause 552.238-77).

(b) The Contractor must report the quarterly dollar value of sales on electronic GSA Form 72A, Contractor's Report of Sales, to the FSS Vendor Support Center (VSC) Website at Internet, http://VSC.gsa.gov. The Contractor must report sales separately for each National Stock Number (NSN), Special Item Number
(SIN), or subitem. If no sales occur, the Contractor must show zero on the report for each separate NSN, SIN, or subitem.

(c) The Contractor must register with the VSC before using the automated reporting system. To register, the Contractor (or its authorized representative) must call the VSC at (703) 305-6235 and provide the necessary information regarding the company, contact name(s), and telephone number(s). The VSC will then issue a 72A specific password and provide other information needed to access the reporting system. Instructions for electronic reporting are available at the VSC Website or by calling the above phone number.

(d) The Contractor must convert the total value of sales made in foreign currency to U.S. dollars using the "Treasury Reporting Rates of Exchange," issued by the U.S. Department of Treasury, Financial Management Service. The Contractor must use the issue of the Treasury report in effect on the last day of the calendar quarter. The report is available from:

                          Department of the Treasury
                         Financial Management Service
                          International Funds Branch
                            3700 East-West Highway
                               PGCII, Room 5A19
                             Hyattsville, MD 20782
                           Telephone: (202) 874-7994
                 Internet: http://www.fms.treas.gov/intn.html

(e) The report is due 30 days following the completion of the reporting period. The Contractor must also provide a close-out report within 120 days after the expiration of the contract. The contract expires upon physical completion of the last, outstanding task or delivery order of the contract. This


REVISION -- AMENDMENT #2

53


close-out report must cover all sales not shown in the final quarterly report and reconcile all errors and credits. If the Contractor reported all contract sales and reconciled all errors and credits on the final quarterly report, then show zero sales in the close-out report.

54

C.23  INDUSTRIAL FUNDING FEE (GSAR 552.238-77) (FEB 1998)
      (FCI DEVIATION--DEC 1997)

(a) The Contractor must pay the Federal Supply Service, GSA, an Industrial Funding Fee (IFF). The Contractor must remit the IFF in U.S. dollars within 30 days after the end of each quarterly reporting period as established in clause 552.238-72, Contractor's Report of Sales. The IFF equals one percent (1%) of the total quarterly sales reported. The IFF reimburses the GSA Federal Supply Service for the costs of operating the Federal Supply Schedules Program. Offerors should include the IFF in the prices submitted with their offer. The fee is included in the award price(s) and reflected in the total amount charged to ordering activities; consequently, GSA's costs are recouped from these ordering activities.

(b) The Contractor must remit any monies due as a result of the close-out report required by Clause 552.238-72 at the time the close-out report is submitted to GSA.

(c) The IFF amount due must be paid by check, or electronic funds transfer through the Automated Clearing House (ACH), to the "General Services Administration." If the payment involves multiple special item numbers or contracts, the Contractor may consolidate the IFFs into one payment. To ensure that the payment is credited properly, the Contractor shall identify the check or electronic transmission as an "Industrial Funding Fee" and include the following information: contract number(s); report amount(s); and report period(s). If the Contractor makes payment by check, provide this information on either the check, check stub, or other remittance material.

     (1) If the payment is made by check, it shall be forwarded to the following address:

REVISION - AMENDMENT #2

55

     General Services Administration
     Accounts Receivable Branch (6BCR)
     P.O. Box 70500
     Chicago, IL 60673-0500

     (2) If the IFF payment is made by electronic funds transfer through ACH, the Contractor must call GSA, Financial Information Control Branch, Receivables, Collections and Sales Section (6BCDR) at (contracting officer to insert phone number) to make arrangements.

(d) If the full amount of the IFF is not paid within 30 calendar days after the end of the applicable reporting period, it shall constitute a contract debt to the United States Government under the terms of FAR 32.6. The Government may exercise all rights under the Debt Collection Act of 1982, including withholding or setting off payments and interest on the debt (see FAR 52.232-17, Interest).

(e) Failure to submit sales reports, falsification of sales reports, and/or failure to pay the IFF in a timely manner may result in termination or cancellation of this contract. Willful failure or refusal to furnish the required reports, falsification of sales reports, or failure to make timely payment of the IFF constitutes sufficient cause for terminating the contract for cause under the termination provisions of this contract.


C.24  OPTION TO EXTEND THE TERM OF THE CONTRACT
      (I-FSS-164-A) (AUG 1995)

The Government may require continued performance of this contract for an additional 5 year period. The option clause may not be exercised more than one time. When the option to extend the term of this contract is exercised the following conditions are applicable:

(a) The Contracting Officer may exercise the option by providing a written notice to the Contractor ten (10) months before expiration of the contract.

(b) When the Government exercises its option to extend the term of this contract, prices in effect at the time the option is exercised will remain in effect during the option period, unless an adjustment is made in accordance with another contract clause (e.g., Economic Price Adjustment Clause or Price Reductions Clause).

56

C.25  NOTICE REGARDING OPTION(S) (GSAR 552.217-71) (NOV 1992)

The General Services Administration (GSA) has included an option to extend the term of the contract in order to demonstrate the value it places on quality performance by providing a mechanism for continuing a contractual relationship with a successful Offeror that performs at a level which meets or exceeds GSA's quality performance expectations as communicated to the Contractor, in writing, by the Contracting Officer or designated representative. When deciding whether to exercise the option, the Contracting Officer will consider the quality of the Contractor's past performance under this contract in accordance with 48 CFR 517.207.


C.26  EXAMINATION OF RECORDS BY GSA (MULTIPLE AWARD SCHEDULE)
      (GSAR 552.215-71) (AUG 1997)

The Contractor agrees that the Administrator of General Services or any duly authorized representative shall have access to and the right to examine any books, documents, papers and records of the Contractor involving transactions related to this contract for overbillings, billing errors, compliance with the Price Reductions clause and compliance with the Industrial Funding Fee clause of this contract. This authority shall expire 3 years after final payment. The basic contract and each option shall be treated as separate contracts for purposes of applying this clause.

C.27  ECONOMIC PRICE ADJUSTMENT  (GSAR 552.216-71) (FEB 1996)
      (ALTERNATE I--JAN 1989) (FCI DEVIATION--JUN 1998)

Price adjustments include price increases and price decreases. Adjustments will be considered as follows:

(a) Contractors shall submit price decreases anytime during the contract period in which they occur. Price decreases will be handled in accordance with the provisions of the Price Reductions Clause.

(b) Contractors may request price increases to be effective on or after the first 12-months of the contract period providing all of the following conditions are met:

     (1) Increases result from a reissue or other modification of the Contractor's commercial catalog/pricelist that was used as the basis for the contract award or from a change in the Contracator's market prices that were the Basis of Negotiation.

REVISION - AMENDMENT #1

57

     (2) No more than three increases will be considered during each succeeding 12-month period of the contract. (For succeeding contract periods of less than 12 months, up to three increases will be considered subject to the other conditions of this subparagraph (b).)

     (3) Increases are requested before the last 60 days of the contract period.

     (4) At least 30 days elapse between requested increases.

(c) In any contract period during which price increases will be considered, the aggregate of the increases during any 12-month period shall not exceed ten percent (10%) of the contract unit price in effect at the end of the preceding 12-month period. The Government reserves the right to raise the ceiling when market conditions during the contract period support such a change.

(d) The following material shall be submitted with the request for a price increase:

     (1) A copy of the commercial catalog/pricelist showing the price increase and the effective date for commercial customers or evidence that the Contractor's market prices that were the Basis of Negotiation have increased.

     (2) Commercial Sales Practice format regarding the Contractor's commercial pricing practice relating to the reissued or modified catalog/pricelist, or a certification that no change has occurred in the data since completion of the initial negotiation or a subsequent submission.

     (3) Documentation supporting the reasonableness of the price increase.

(e)  The Government reserves the right to exercise one of the following options:

     (1) Accept the Contractor's price increases as requested when all conditions of (b), (c), and (d) of this clause are satisfied;

     (2) Negotiate more favorable discounts from the new commercial prices when the total increase requested is not supported; or,

     (3) Remove the product(s) from contract involved pursuant to the Cancellation Clause of this contract, when the increase requested is not supported.

REVISION - AMENDMENT #1

58

(f) The contract modification reflecting the price adjustment shall be effective upon approval by the Contracting Officer, or on the effective date of the commercial pricelist, whichever is later. The increased contract prices shall apply to delivery orders issued to the Contractor on or after the effective date of the contract modification.

C.28  PRICE REDUCTIONS (552.238-76) (FEB 1999)

(a) Before award of a contract, the Contracting Officer and the Offeror will agree upon (1) the customer (or category of customers) which will be the basis of award, and (2) the Government's price or discount relationship to the identified customer (or category of customers). This relationship shall be maintained throughout the contract period. Any change in the Contractor's commercial pricing or discount arrangement applicable to the identified customer (or category of customers) which disturbs this relationship shall constitute a price reduction.

(b) During the contract period, the Contractor shall report to the Contracting Officer all price reductions to the customer (or category of customers) that was the basis of award. The Contractor's report shall include an explanation of the conditions under which the reductions were made.

(c) (1) A price reduction shall apply to purchases under this contract if, after the date negotiations conclude, the Contractor--

         (i) Revises the commercial catalog, pricelist, schedule or other document upon which contract award was predicated to reduce prices;

         (ii) Grants more favorable discounts or terms and conditions than those contained in the commercial catalog, pricelist, schedule or other documents upon which contract award was predicated; or

         (iii) Grants special discounts to the customer (or category of customers) that was the basis of award, and the change disturbs the price/discount relationship of the Government to the customer (or category of customers) that was the basis of award.

     (2) The Contractor shall offer the price reduction to the Government with the same effective date, and for the same time period, as extended to the commercial customer (or category of customers).

(d)  There shall be no price reduction for sales--

REVISION - AMENDMENT #2

59

     (1) To commercial customers under firm, fixed-price definite quantity contracts with specified delivery in excess of the maximum order threshold specified in this contract;

     (2) To Federal agencies; or

     (3) Caused by an error in quotation or billing, provided adequate documentation is furnished by the Contractor to the Contracting Officer.

(e) The Contractor may offer the Contracting Officer a voluntary Governmentwide price reduction at any time during the contract period.

(f) The Contractor shall notify the Contracting Officer of any price reduction subject to this clause as soon as possible, but not later than 15 calendar days after its effective date.

(g) The contract will be modified to reflect any price reduction which becomes applicable in accordance with this clause.

C.29  MODIFICATIONS (MULTIPLE AWARD SCHEDULE)
      (GSAR 552.243-72) (FEB 1999) (FCI DEVIATION--FEB 1999)

(a) General. The Contractor may request a contract modification by submitting a request to the Contracting Officer for approval, except as noted in paragraph
(d) of this clause. At a minimum, every request shall describe the proposed change(s) and provide the rationale for the requested change(s).

(b)  Types of Modifications.

     (1) Additional items/additional SIN's. When requesting additions, the following information must be submitted:

         (i) Information requested in paragraphs (1) and (2) of the Commercial Sales Practice Format to add SIN's.

         (ii) Discount information for the new items(s) or new SIN(s). Specifically, submit the information requested in paragraphs 3 through 5 of the Commercial Sales Practice Format. If this information is the same as the initial award, a statement to that effect may be submitted instead.

         (iii) Information about the new item(s) or new SIN(s) as described in 552.212-70, Preparation of Offer (Multiple Award Schedule) is required.

         (iv) Delivery time(s) for the new item(s) or the item(s) under the new SIN(s) must be submitted in accordance with 552.211-78, Commercial Delivery Schedule (Multiple Award Schedules).

         (v) Production point(s) for the new item(s) or the item(s) under the new SIN(s) must be submitted if required by 52.215-6, Place of Performance.

REVISION - AMENDMENT #2

60

         (vi)  Any information requested by 52.212-3(d), Offerors
Representations and Certifications - Commercial Items, that may be necessary to assure compliance with 552.225-9, Trade Agreements Act.

     (2) Deletions. The Contractors shall provide an explanation for the deletion. The Government reserves the right to reject any subsequent offer of the same item or a substantially equal item at a higher price during the same contract period, if the contracting officer finds the higher price to be unreasonable when compared with the deleted item.

     (3) Price Reduction. The Contractor shall indicate whether the price reduction falls under the item (i), (ii), or (iii) of paragraph (c)(1) of the Price Reductions clause at 552.238-76. If the Price reduction falls under item
(i), the Contractor shall submit a copy of the dated commercial price list. If the price reduction falls under item (ii) or (iii), the Contractor shall submit a copy of the applicable price list(s), bulletins or letters or customer agreements which outline the effective date, duration, terms and conditions of the price reduction.

(c) Effective dates. The effective date of any modification is the date specified in the modification, except as otherwise provided in the Price Reductions clause at 552.238-76.

(d) Electronic File Updates. The Contractor shall update electronic file submissions to reflect all modifications. For additional items or SINs, the Contractor shall obtain the Contracting Officer's approval before transmitting changes. Contract modifications will not be made effective until the Government receives the electronic file updates. The Contractor may transmit price reductions, item deletions, and corrections without prior approval. However, the Contractor shall notify the Contracting Officer as set forth in the Price Reductions clause at 552.238-76.

(e)  Amendments to Paper Federal Supply Schedule Price Lists.

     (1) The Contractor must provide supplements to its paper price lists, reflecting the most current changes. The Contractor may either:

         (i) Distribute a supplemental paper Federal Supply Schedule Price List within 15 days after the effective date of each modification.

         (ii) Distribute cumulative supplements. The period covered by a accumulative supplement is at the discretion of the Contractor, but may not exceed three months from the effective

REVISION - AMENDMENT #2

61

date of the earliest modification. The Contractor must distribute each cumulative supplement within 15 days from the date of the latest modification covered.

     (2) At a minimum, the Contractor shall distribute each supplement to those ordering activities that previously received the basic document. In addition, the Contractor shall submit two copies of each supplement to the contracting officer and one copy to the FSS Schedule Information Center.

62

C.30 SUBMISSION AND DISTRIBUTION OF AUTHORIZED FSS SCHEDULE PRICELISTS (GSAR 552.238-74)(FEB 1996) (DEVIATION-FEB 1998)

(a) Definition. For the purposes of this clause, the Mailing List is the Contractor's listing of its Federal Government Customers.

(b) The Contracting Officer will return one copy of the Authorized FSS Schedule Pricelist to the Contractor with the notification of contract award.

     The Contractor may print and distribute the awarded pricelist without written approval from the Contracting Officer. The pricelist must include all applicable terms and conditions of the cited contract. NOTE: It shall not absolve the Contractor from responsibility for the accuracy of the pricelist. Consequently, the Contractor would be required to revise the pricelist to correct any significant errors subsequently found by the Contracting Officer and reprint and distribute at the Contractor's expense. If significant pricing errors are found, the Government may cancel the contract and the Contractor may be liable for any price adjustments for overpricing.

(c)  (1) The Contractor shall provide to the GSA Contracting Officer:

         (i)   Two paper copies of the Authorized FSS Schedule pricelist; and

         (ii) The Authorized FSS Schedule pricelist on a common-use electronic medium.

     The Contracting Officer will provide detailed instructions for the electronic submission with the award notification. Some structured data entry in a prescribed format may be required.

REVISION - AMENDMENT #2

63

     (2) The Contractor shall provide to each addressee on the mailing list either:

         (i)   One paper copy of the Authorized FSS Schedule pricelist; or

         (ii) A self-addressed, pastage-paid envelope or postcard to be returned by addressees that want to receive a paper copy of the pricelist. The Contractor shall distribute pricelists within 20 calendar days after receipt of returned requests.

     (3) The Contractor shall advise each addressee of the availability of pricelist information through GSA Advantage!.

(d) During the period of the contract, the Contractor shall provide one copy of its Authorized FSS Schedule pricelist to any authorized schedule user, upon request. Use of the mailing list for any other purpose is not authorized.

C.31 SUBMISSION AND DISTRIBUTION OF AUTHORIZED FEDERAL SUPPLY SERVICE (FSS) INFORMATION TECHNOLOGY SCHEDULE PRICELISTS
      (I-FCI-600)(FEB 1999)

(a)  Electronic Contract Data
     ------------------------

     (1) The Contracting Officer will provide a vendor start-up kit with instructions for submitting electronic contract data in a prescribed electronic format as required by GSAR clause 552.238-74, Submission and Distribution of Authorized FSS Schedule pricelists [DEVIATION--FEB 1998].

     (2) The Contractor will have a choice to transmit its file submissions electronically through Electronic Data Interchange (EDI) in accordance with the Federal Implementation Convention (IC) or use the application provided on a diskette. The Contractor's electronic files shall be complete; correct; readable; virus-free; and contain only those products, prices, and terms and conditions that were accepted by the Government. They will be added to GSA's electronic ordering system known as GSA Advantage!(TM), a menu-driven database system that provides on-line access to contract ordering information, terms and conditions, up-to-date pricing, and the option to create an electronic delivery order. The Contractor's electronic files must be received no later than 45 days after receipt of the vendor start-up kit.

REVISION - AMENDMENT #2

64


     (3) Further details on EDI, IC's, and GSA Advantage!(TM) can be found in I-FSS-599, Electronic Commerce-FACNET.

(b)  Paper Federal Supply Schedule pricelists
     ----------------------------------------

     (1) The Contractor shall prepare a paper FSS Information Technology Schedule pricelist in accordance with Attachment I, Guidelines For Format and Content of Authorized Federal Supply Service Information Technology Schedule pricelist. Two (2) copies of the FSS Information Technology Schedule pricelist shall be submitted with the Offeror's proposal.

     (2) The Contracting Officer will return one copy of the Authorized FSS Information Technology Schedule pricelist to the Contractor with the notification of contract award. In accordance with GSAR clause 552.238-74 (see C.30), the Contractor may print and distribute the awarded pricelist without written approval from the Contracting Officer. The pricelist must include all applicable terms and conditions of the cited contract. The Contractor will be responsible for the accuracy of the pricelist.

     (3) Modifications to FSS Information Technology Schedule pricelists shall include on the cover page the same information as the basic document plus the title "Modification No." and the effective date(s) of such modifications.

     (4) The Contractor may provide two (2) copies (including cover letter) of the Federal Supply Schedule pricelist to the Contracting Officer for review. Accuracy of information and computation of prices is the responsibility of the Contractor.

     (5) An address list of customers who are interested in the FSS Information Technology Schedule will only be furnished upon request from the Contractor. The list of customer addresses is available in one of the following formats (as specified by the Contractor):

                                Cheshire Label
                                Gummed Label
                                     Diskette--Mailing lists on diskette are
         available in ASCII and in the following record format only:

REVISION - AMENDMENT #2

65


                    Field Name                   Field Size
                    1.  Customer ID No.              12
                    2.  Agency Name                  35
                    3.  Address Line 1               35
                    4.  Address Line 2               35
                    5.  City                         20
                    6.  State                         2
                    7.  Zip Code                      9

Use of the mailing list for any purpose other than the distribution of the Authorized FSS Information Technology Schedule pricelist is not authorized.

     (6) The Contractor may formally print and distribute a Federal Supply Schedule pricelist. Inclusion of incorrect information will cause the Contractor to reprint and redistribute the Federal Supply Schedule pricelist, and may constitute sufficient cause for Cancellation, applying the provisions of 52.212-4, Contract Terms and Conditions (paragraph (m), Termination for Cause), and application of any other remedies as provided by law--including monetary recovery.

     (7) Distribution to the customer mailing list shall be made as set forth GSAR clause 552.238-74, Submission and Distribution of Authorized FSS Schedule pricelists (See C.30). In addition, two (2) copies of the Federal Supply Schedule pricelist shall be submitted to the FSS Information Center at the address listed below. The Contractor may also send Federal Supply Schedule pricelists to agencies not on the GSA listing when there is reasonable expectation that sales to these agencies will be made.

                        General Services Administration
                        Federal Supply Service
                        FSS Information Center (FMLI)
                        Crystal Mall Building 4, Room L-104
                        Washington, DC  20406

66


C.32  WARRANTY--MULTIPLE AWARD SCHEDULE
      (GSAR 552.246-73) (FEB 1996)

Unless specified otherwise in this contract, the Contractor's standard commercial warranty as stated in the Contractor's commercial pricelist will apply to this contract.

[Note: In addition to the Contractor's standard commercial warranty, the following warranties apply to this contract:

REVISION - AMENDMENT #2

67

     1) FAR 52.212-4, paragraph (o) WARRANTY: "The Contractor warrants and implies that the items delivered hereunder are merchantable and fit for use for the particular purpose described in this contract," and paragraph (p) LIMITATION OF LIABILITY: "Except as otherwise provided by an express or implied warranty, the Contractor will not be liable to the Government for consequential damages resulting from any defect or deficiencies in accepted items;"

     2) the Year 2000 Warranty; and

     3) any warranties made under the CONTRACTOR COMMITMENTS, WARRANTIES AND REPRESENTATIONS provision in the Contractor's Authorized FSS Information Technology Schedule Pricelist.]

C.33  YEAR 2000 WARRANTY--COMMERCIAL SUPPLY ITEMS
      (I-FSS-550-B)(JAN 1999)

(a) As used in this clause, "Year 2000 compliant" means, with respect to information technology, that the information technology accurately processes date/time data (including, but not limited to, calculating, comparing and sequencing) from, into, and between the twentieth and twenty-first centuries, and the years 1999 and 2000, and leap year calculations, to the extent that other information technology used in combination with the information technology being acquired, properly exchanges date/time data with it.

(b) The Contractor shall warrant that each hardware, software, and firmware product delivered under this contract shall be able to accurately process date time data (including, but not limited to, calculating, comparing, and sequencing) from, into, and between the twentieth and twenty-first centuries, including leap year calculations, when used in accordance with the product documentation provided by the Contractor, provided that all products (e.g. hardware, software, firmware) used in combination with products properly exchange date time data with it. If the contract requires that specific listed products must perform as a system in accordance with the foregoing warranty, then that warranty shall apply to those products as a system. The duration of this warranty and the remedies available under this warranty shall include repair or replacement of any product whose non-compliance is discovered and made known to the Contractor in writing within ninety (90) days after acceptance (installation is considered acceptance). The Contractor may offer an extended warranty to the Government to include repair or replacement of any product whose non-compliance is discovered and made known to the Contractor in writing at any time prior to June 1, 2000, or

REVISION - AMENDMENT #1 AND #2

68

for a period of 6 months following acceptance (installation is considered acceptance) whichever is later. Nothing in this warranty shall be construed to limit any rights or remedies the Government may otherwise have under this contract with respect to defects other than Year 2000 performance.

69


C.34  TERMINATION (I-FCI-249-B) (DEC 1997)

In addition to any other clause contained herein related to termination, the following is applicable to orders placed under Federal Supply Schedule contracts.

Any ordering office may, with respect to any one or more delivery orders placed by it under the contract, exercise the same right of termination, acceptance of inferior articles or services, and assessment of excess costs as might the Contracting Officer, except that when failure to deliver articles or services is alleged by the Contractor to be excusable, the determination of whether the failure is excusable shall be made only by the Contracting Officer of the General Services Administration, to whom such allegation shall be referred by the ordering office and from whose determination appeal may be taken as provided in paragraph C.1, FAR 52.212-4(d), Disputes.


C.35  CANCELLATION (I-FSS-690-B) (JAN 1994)

Resultant contracts may be canceled in whole or in part by either party upon 30 calendar days written notice. If the contract is canceled by the Contractor the one hundred dollar minimum guarantee will not be reimbursed by the Government.

C.36  LOGISTICAL SUPPORT PRIVILEGES (X-FCI-XXX) (DEC 1997)

Where the Contractor may require Logistical Support in overseas areas in order to meet contract obligations, the ordering activities should obtain the required support in accordance with their applicable regulations prior to issuance of any delivery orders under this GSA contract. The Contractors will provide all the necessary information required of them by the applicable regulations in order to assist the ordering activity in obtaining the Logistical Support Privileges.
The ordering agency, in all cases, will make the decision as to whether the Contractor will be granted the requested support. The General Services Administration will neither assist in the decision nor arbitrate any dispute pertaining to logistical support. Logistical support which may be furnished by the Government hereunder includes, but is not limited to, use of the following:

REVISION - AMENDMENT #2

70


(a) Military or other U.S. Government Clubs, exchanges, other non-appropriated fund organizations.

(b)  Military or other U.S. Government commissary stores.

(c)  Military or other U.S. Government postal facilities.

(d) Utilities and services in accordance with priorities, rates or tariffs established by military or other U.S. Government agencies.

(e)  Military Payment Certificate (MPC), where applicable.

(f)  Military or other U.S. Government banking facilities.

(g) Military or other U.S. Government provided telephones, lines, and services with direct dialing capability and access to the Defense Switched Network (DSN), (formerly AUTOVON). The precedence of usage shall be coincident with the urgency of the requirement and in accordance with Government/Military regulations.

C.37  DISSEMINATION OF INFORMATION BY CONTRACTOR
      (I-FCI-680) (DEC 1997)

It is the responsibility of the Contractor to furnish all sales outlets authorized to participate in the performance of the contract with the terms, conditions, pricing schedule, and other appropriate information.


C.38  SERVICE OF PROTEST (FAR 52.233-2) (AUG 1996)

(a) Protests, as defined in section 33.101 of the Federal Acquisition Regulation, that are filed directly with an agency, and copies of any protests that are filed with the General Accounting Office (GAO), shall be served on the Contracting Officer (addressed as follows) by obtaining written and dated acknowledgment of receipt from:

                        General Services Administration
                        FSS/ADP Acquisition Center (FCI)
                        Crystal Mall #4, Room 1017
                        1941 Jefferson Davis Highway
                        Arlington, VA  22202
                        Attn.: Contracting Officer

71


(b) The copy of any protest shall be received in the office designated above within one day of filing a protest with the GAO.

C.39  PROTESTS FILED DIRECTLY WITH THE GENERAL SERVICES ADMINISTRATION

(a)  The following definitions apply in this provision:

     (1) "Agency Protest Official for GSA" means the official in the Office of Acquisition Policy designated to review and decide procurement protests filed with GSA.

     (2) "Deciding official" means the person chosen by the protester to decide the agency protest,; it may be either the Contracting Officer or the Agency Protest Official for GSA.

(b) A protest filed directly with the General Services Administration (GSA) must:

     (1) Indicate that it is a protest to the agency.

     (2) Be filed in writing with the Contracting Officer.

     (3) State whether the protester chooses to have the Contracting Officer or the Agency Protest Official for GSA decide the protest. If the protest is silent on this matter, the Contracting Officer will decide the protest.

     (4) Indicate whether the protester prefers to make an oral or written presentation of arguments in support of the protest to the deciding official.

     (5) Include the information required by FAR 33.103(d)(2).

         (i) Name, address, fax number, and telephone number of the protester.

         (ii)   Solicitation or contract number.

         (iii) Detailed statement of the legal and factual grounds for the protest, to include a description of resulting prejudice to the protester.

         (iv)   Copies of relevant documents.

         (v)    Request for a ruling by the agency.

72

         (vi)   Statement as to the form of relief requested.

         (vii) All information establishing that the protester is an interested party for the purpose of filing a protest.

         (viii) All information establishing the timeliness of the protest.

(c) An interested party filing a protest with GSA has the choice of requesting either that the Contracting Officer or the Agency Protest Official for GSA decide the protest.

(d) The decision by the Agency Protest Official for GSA is an alternative to a decision by the Contracting Officer. The Agency Protest Official for GSA will not consider appeals from the Contracting Officer's decision on an agency protest.

(e) The deciding official must conduct a scheduling conference with the protester within three (3) days after the protest is filed. The scheduling conference will establish deadlines for oral or written arguments in support of the agency protest at the same time as the scheduling conference, depending on availability of the necessary parties.

(f) Oral conferences may take place either by telephone or in person. Other parties (e.g., representatives of the program office) may attend at the discretion of the deciding official.

(g) The protester has only one opportunity to support or explain the substance of its protest. GSA procedures do not provide for any discovery. The deciding official may request additional information from either the protester or the agency. The deciding official will resolve the protest through informal presentations or meetings to the maximum extent practicable.

(h) An interested party may represent itself or be represented by legal counsel. GSA will not reimburse the party for any legal fees related to the agency protest.

(i) GSA will stay award or suspend contract performance in accordance with FAR 33.103(f). The stay or suspension, unless over-ridden, remains in effect until the protest is decided, dismissed, or withdrawn.

(j) The deciding official will make a best effort to issue a decision on the protest within twenty (20) days after the filing time. The decision may be oral or written.

73

(k) GSA may dismiss or stay proceedings on an agency protest if a protest on the same or similar basis is filed with a protest forum outside of GSA.

C.40  INDEFINITE QUANTITY  (FAR 52.216-22) (OCT 1995)  (VARIATION-OCT 1995)

(a) This is an indefinite-quantity contract for the supplies or services specified, and effective for the period stated. The quantities of supplies and services specified in the contract are estimates only and are not purchased by this contract.

(b) Delivery or performance shall be made only as authorized by orders issued in accordance with the Ordering clause. The Contractor shall furnish to the Government, when and if ordered, the supplies or services specified in the contract. The Government shall order at least the quantity of supplies or services designated in the contract as the "minimum."

(c) Except for any limitations on quantities in the Guaranteed Minimum clause or Order Limitations clause, there is no limit on the number of orders that may be issued. The Government may issue orders requiring delivery to multiple destinations or performance at multiple locations.

(d) Any order issued during the effective period of this contract and not completed within that period shall be completed by the Contractor within the time specified in the order. The contract shall govern the Contractor's and Government's rights and obligations with respect to that order to the same extent as if the order were completed during the contract's effective period.

C.41  CONTRACT SALES CRITERIA (I-FSS-639) (MAR 1998)

A contract will not be awarded unless anticipated sales are expected to exceed $25,000 for a 1-year period. Resultant contracts will be canceled in accordance with the cancellation clause (I-FSS-690-B) unless reported sales are $25,000 for each 12 month period from date of award and every 12 month period thereafter.

C.42  INVOICE PAYMENTS (GSAR 552.232-70) (MAR 1998)

(a) The due date for making invoice payments by the designated payment office is:

74

     (1) For orders placed electronically by the General Services Administration
(GSA) Federal Supply Service (FSS), and to be paid by GSA through electronic funds transfer (EFT), the later of the following two events:

         (i) The 10th day after the designated billing office receives a proper invoice from the contractor. If the designated billing office fails to annotate the invoice with the date of receipt at the time of receipt, the invoice payment payment due date shall be the 10th day after the date of the Contractor's invoice; provided the Contractor submitted a proper invoice and no disagreements exists over quantity, quality, or Contractor compliance with contract requirements.

         (ii) The 10th day after Government acceptance of supplies delivered or services performed by the Contractor.

     (2) For all other orders, the later of the following two events:

         (i) The 30th day after the designated billing office receives a proper invoice from the Contractor. If the designated billing office fails to annotate the invoice with the date of receipt at the time of receipt, the invoice payment due date shall be the 30th day after the date of the Contractor's invoice; provided the Contractor submitted a proper invoice and no disagreement exists over quantity, quality, or Contractor compliance with contract requirements.

         (ii) The 30th day after Government acceptance of supplies delivered or services performed by the Contractor.

     (3) On a final invoice, if the payment amount is subject to contract settlement actions, acceptance occurs on the effective date of the contract settlement.

(b)  The General Services Administration will issue payment on the due date in
(a)(1) above if the Contractor complies with full cycle electronic commerce. Full cycle electronic commerce includes all the following elements:

     (1) The Contractor must receive and fulfill electronic data interchange
(EDI) purchase orders (transaction set 850).

     (2) The Contractor must generate and submit to the Government valid EDI invoices (transaction set 810).

75

     (3) The Contractor's financial institution must receive and process, on behalf of the Contractor, EFT payments through the Automated Clearing House
(ACH) system.

     (4) The EDI transaction sets in (b)(1) through (b)(3) above must adhere to implementation conventions provided by GSA.

(c) If any of the conditions in (b) above do not occur, the 10 day payment due dates in (a)(1) become 30 day payment due dates.

(d) All other provisions of the Prompt Payment Act (31 U.S.C. 3901 et seq.) and Office of Management and Budget (OMB) Circular A-125, Prompt Payment, apply.

C.43  CENTRAL CONTRACTOR REGISTRATION (CCR) (I-FCI-598) (DEC 1998)

To receive orders from the Department of Defense (DoD) contractors must be registered in the DoD CCR database (registration information is available at http://ccr.edi.disa.mil). The CCR database is DoD's primary repository for
------------------------
contractor information required for the conduct of business with DoD. This requirement does not apply to purchases made with a Governmentwide commercial purchase card. (Refer to clause I-FCI-600, SUBMISSION AND DISTRIBUTION OF AUTHORIZED FEDERAL SUPPLY SERVICE (FSS) INFORMATION TECHNOLOGY SCHEDULE PRICELISTS, for additional information regarding CCR.)

C.44  VENDOR MANAGED INVENTORY (VMI) PROGRAM (MAS)
      (G-FSS-906) (JAN 1999)

(a) The term "Vendor Managed Inventory" describes a system in which the Contractor monitors and maintains specified inventory levels for selected items at designated stocking points. VMI enables the Contractor to plan production and shipping more efficiently. Stocking points benefit from reduced inventory but steady stock levels.

(b) Contractors that commercially provide a VMI-type system may enter into similar partnerships with customers under a Blanket Purchase Agreement.

REVISION - AMENDMENT #2

76

D.1 CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS--COMMERCIAL ITEMS (FAR 52.212-5) (AUG 1996) (DEVIATION-- MAY 1996) (TAILORED)

(a) The Contractor agrees to comply with the following FAR clauses, which are incorporated in this contract by reference, to implement provisions of law or executive orders applicable to acquisitions of commercial items:

     (1) 52.222-3, Convict Labor [AUG 1996] (E.O. 11755); and
     (2) 52.233-3, Protest After Award [AUG 1996]
               (31 U.S.C 3553).

(b) The Contractor agrees to comply with the FAR clauses in this paragraph (b) which the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or executive orders applicable to acquisitions of commercial items or components:

     (1) 52.203-6, Restrictions on Subcontractor Sales to the Government [JUL 1995], with Alternate I [OCT 1995] (41 U.S.C. 253g and 10 U.S.C.
          2402).

     (2) 52.203-10, Price or Fee Adjustment for Illegal or Improper Activity [JAN 1997] (41 U.S.C. 423).

     (3) 52.219-8, Utilization of Small, Small Disadvantaged and Women-Owned Small Business Concerns [JUN 1997] (15 U.S.C. 637 (d)(2) and (3)).

     (4) 52.219-9, Small, Small Disadvantaged and Women-Owned Small Business Subcontracting Plan [AUG 1996] (15 U.S.C. 637 (d)(4)).

     (5)  52.222-26, Equal Opportunity [APR 1984] (E.O. 11246).

     (6) 52.222-35, Affirmative Action for Special Disabled and Vietnam Era Veterans [APR 1984] (38 U.S.C. 4212).

     (7) 52.222-36, Affirmative Action for Handicapped Workers [APR 1984] (29 U.S.C. 793).

     (8) 52.222-37, Employment Reports on Special Disabled Veterans and Veterans of the Vietnam Era [JAN 1999] (38 U.S.C. 4212).

     REVISION - AMENDMENT #2

2

     (9)  52.239-1, Privacy or Security Safeguards [AUG 1996] (5 U.S.C. 552a).

     (10) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels [JUN 1997] (46 U.S.C. 1241).

(c) Comptroller General Examination of Record. The Contractor agrees to comply with the provisions of this paragraph (d) if this contract was awarded using other than sealed bid, is in excess of the simplified acquisition threshold, and does not contain the clause at 52.215-2, Audit and Records--Negotiation.

     (1) The Comptroller General of the United States, or an authorized representative of the Comptroller General, shall have access to and right to examine any of the Contractor's directly pertinent records involving transactions related to this contract.

     (2) The Contractor shall make available at its offices at all reasonable times the records, materials, and other evidence for examination, audit, or reproduction, until 3 years after final payment under this contract or for any shorter period specified in FAR Subpart 4.7, Contractor Records Retention, of the other clauses of this contract. If this contract is completely or partially terminated, the records relating to the work terminated shall be made available for 3 years after any resulting final termination settlement. Records relating to appeals under the disputes clause or to litigation or the settlement of claims arising under or relating to this contract shall be made available until such appeals, litigation, or claims are finally resolved.

     (3) As used in this clause, records include books, documents, accounting procedures and practices, and other data, regardless of type and regardless of form. This does not require the Contractor to create or maintain any record that the Contractor does not maintain in the ordinary course of business or pursuant to a provision of law.

(d) Notwithstanding the requirements of the clauses in paragraphs (a), (b), (c) or (d) of this clause, the Contractor is not required to include any FAR clause, other than those listed below (and as may be required by an addenda to this paragraph to establish the reasonableness of prices under Part 15), in a subcontract for commercial items or commercial components--

3

     (1) 52.222-26, Equal Opportunity (E.O. 11246);

     (2) 52.222-35, Affirmative Action for Special Disabled and Vietnam Era Veterans (38 U.S.C. 2012(a));

     (3) 52.222-36, Affirmative Action for Handicapped Workers (29 U.S.C. 793); and

     (4) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (46 U.S.C. 1241) (flow down not required for subcontracts awarded beginning May 1, 1996).

4

                          E.   SOLICITATION PROVISIONS

E.1 INSTRUCTIONS TO OFFERORS--COMMERCIAL ITEMS (FAR 52.212-1) (JUN 1997) is incorporated herein by reference.


*****************************************************************
                         ADDENDUM TO FAR 52.212-1 (E.1)
*****************************************************************

E.2  PERIOD FOR ACCEPTANCE OF OFFERS (A-FSS-12-C) (NOV 1997)


Paragraph (c) of the provision 52.212-1, Instructions to Offerors--Commercial Items, is revised to read as follows: The Offeror agrees to hold the prices in its offer firm for 180 calendar days from the date of the offer, within which offer may be accepted.


E.3  CONSIDERATION OF OFFERS UNDER STANDING SOLICITATION (A-FSS-11) (NOV 1997)

(a) This solicitation is a standing solicitation from which the Government contemplates award of contracts for supplies/services listed in the Schedule of Items. This solicitation will remain in effect unless replaced by an updated solicitation.

(b) There is no closing date for receipt of offers; therefore, offers may be submitted for consideration at any time.

(c) An offer may be rejected if an Offeror fails to meet time frames established by the Contracting Officer either to address deficiencies in the offer or to submit a best and final offer. Resubmissions are permitted, however, they may be rejected immediately if they are still deficient in the area(s) that caused the initial rejection.

(d) Contracts awarded under this solicitation will be in effect for five years from the date of award, unless further extended pursuant to clause I-FSS-164, Option to Extend the Term of the Contract, canceled pursuant to the Cancellation clause (I-FSS-690), or terminated pursuant to the termination provisions of the contract.

5

E.4  SUBMISSION OF OFFERS--ADDITIONAL INSTRUCTIONS
(CI-FCI-2) (DEC 1997)

Offerors are requested to submit:

(a) An original and one (1) copy of Standard Form 1449, together with all addenda and attachments, complete in every respect, in hard copy (printed) format. Both copies must be signed and dated.

(b) Two complete copies of the proposed FSS Information Technology Schedule Pricelist, including all applicable Terms and Conditions. (See Attachment I for format and content of proposed pricelist.)

(c) Two copies of the information required by paragraph (c) of GSAR clause 552.212-70 PREPARATION OF OFFER (MULTIPLE AWARD SCHEDULE), for each Special Item Number (SIN) offered.

(d)  REPAIR PARTS/SPARE PARTS PRICELIST

     (1) Separate pricelists covering repair parts/spare parts for equipment offered will not be submitted with offers, and no general distribution will be made to ordering agencies. The Contractor, however, shall furnish his parts pricelist for any equipment included in the contract if requested by the Contracting Officer.

     (2) Each Offeror shall submit a statement in his pricelist, under the applicable Special Item Number for Repair Parts/Spare Parts, indicating the effective date of the parts pricelist for billing under this contract, and the discounts offered therefrom. The date of the parts pricelist specified in the pricelist statement shall be no later than the beginning date of the contract period, unless the contract has been modified in accordance with the clause entitled "Economic Price Adjustment." Repair parts/spare parts shall be billed in accordance with the above pricelist, or at any lower prices which have been established. Any applicable discount shall be shown as a separate item on invoices.

(e) Commercial Sales Practices. See clause CSP-1 COMMERCIAL SALES PRACTICES FORMAT (paragraph G.4).

(f) If the Offeror is other than the manufacturer, (1) one signed copy of a letter of commitment from the manufacturer which will assure the Offeror of a source of supply sufficient to satisfy the Government's requirements for the contract period, OR

6

(2) other evidence that the Offeror will have an uninterrupted source of supply from which to satisfy the Government's requirements for the contract period. (See paragraph F.3 DEALERS AND SUPPLIERS.)

(g) One copy of a plan indicating how the Offeror intends to perform the sales and after sales maintenance service within the minimum geographic scope of the solicitation (the 48 contiguous States and the District of Columbia).

(h) A completed copy of the past performance evaluation form sent, by the Offeror, to Dun & Bradstreet. See Attachment II.

(i) One copy of the information required by paragraph F.5 INFORMATION TECHNOLOGY PROFESSIONAL SERVICES RESPONSIBLITY DETERMINATION, if applicable.

(j) Identification of and rationale for any and all exceptions and clarifications taken from either the solicitation or the standard format for the FSS Information Technology Schedule Pricelist (Attachment I).

(k) Small, Small Disadvantaged and Woman-Owned Small Business Subcontracting Plan, if applicable.


E.5  PREPARATION OF OFFER (MULTIPLE AWARD SCHEDULE) (GSAR 552.212-70) (AUG 1997)

(a) Definitions. Concession, as used in this solicitation, means a benefit, enhancement or privilege (other than a discount), which either reduces the overall cost of a customer's acquisition or encourages a customer to consummate a purchase. Concessions include, but are not limited to, freight allowance, extended warranty, extended price guarantees, free installation and bonus goods.

     Discount, as used in this solicitation, means a reduction to catalog prices (published or unpublished). Discounts include, but are not limited to, rebates, quantity discounts, purchase option credits, and any other terms or conditions other than concessions which reduce the amount of money a customer ultimately pays for goods or services ordered or received. Any net price lower than the list price is considered a "discount" by the percentage difference from the list price to the net price.

(b) For each Special Item Number (SIN) included in an offer, the Offeror shall provide the information outlined in paragraph (c). Offerors may provide a single response covering more than one

7

SIN, if the information disclosed is the same for all products under each SIN. If discounts and concessions vary by model or product line, Offerors shall ensure that information is clearly annotated as to item or items referenced.

(c)  Provide information described below for each SIN:

     (1) Two copies of the Offeror's current published (dated or otherwise identified) commercial descriptive catalogs and/or pricelists from which discounts are offered. If special catalogs or pricelists are printed for the purpose of this offer, such descriptive catalogs or pricelists shall include a statement indicating the special catalogs or pricelists represent a verbatim extract from the Offeror's commercial catalogs and/or pricelists and identify the descriptive catalogs and/or pricelists from which the information has been extracted.

     (2) Next to each offered item in the commercial catalog and/or pricelist, the Offeror shall write the special item number (SIN) under which the item is being offered. Unless a special catalog or pricelist is submitted, all other items shall be marked "excluded," lined out, and initialed by the Offeror.

     (3) The discount(s) offered under this solicitation. The description of discounts offered shall include all discounts, such as prompt payment discounts, quantity/dollar volume discounts (indicate whether models/products can be combined within the SIN or whether SINs can be combined to earn discounts), blanket purchase agreement discounts, or purchase option credits. If the terms of sale appearing in the commercial catalogs or pricelist on which an offer is based are in conflict with the terms of this solicitation, the latter shall govern.

     (4) A description of concessions offered under this solicitation which are not granted to other customers. Such concessions may include, but are not limited to, an extended warranty, a return/exchange goods policy, or enhanced or additional services.

     (5) If the Offeror is a dealer/reseller or the Offeror will use dealers to perform any aspect of contract awarded under this solicitation, describe the functions, if any, that the dealer/reseller will perform.

8

E.6 REQUIREMENTS FOR COST OR PRICING DATA OR INFORMATION OTHER THAN COST OR PRICING DATA (FAR 52.215-20) (OCT 1997) (ALTERNATE IV--OCT 1997) (VARIATION I-AUG 1997)

(a)  Submission of cost or pricing data is not required.

(b)  Provide information described below:

     (1) An offer prepared and submitted in accordance with the clause at 552.212-70, Preparation of Offer (Multiple Award Schedule);

     (2) Commercial sales practices. The Offeror shall submit information in the format provided in this solicitation in accordance with the instructions at Table 515-1 of the GSA Acquisition Regulation; or submit information in the Offeror's own format.

     (3) Any additional supporting information requested by the Contracting Officer. The Contracting Officer may require additional supporting information, but only to the extent necessary to determine whether the price(s) offered is fair and reasonable.

     (4) By submission of an offer in response to this solicitation, the Offeror grants the Contracting Officer or an authorized representative the right to examine, at any time before initial award, books, records, documents, papers, and other directly pertinent records to verify the pricing, sales and other data related to the supplies or services proposed in order to determine the reasonableness of price(s). Access does not extend to Offeror's cost or profit information or other data relevant solely to the Offeror's determination of the prices to be offered in the catalog or marketplace.


E.7 REQUIREMENTS FOR COST OR PRICING DATA OR INFORMATION OTHER THAN COST OR PRICING DATA--MODIFICATIONS (FAR 52.215-21) (OCT 1997) (ALTERNATE IV--OCT
     1997) (VARIATION I--AUG 1997)

(a)  Submission of cost or pricing data is not required.

(b)  Provide information described below.

     (1) Information required by the clause at 552.243-72, Modifications (Multiple Award Schedule);

9

     (2) Any additional supporting information requested by the Contracting Officer. The Contracting Officer may require additional supporting information, but only to the extent necessary to determine whether the price(s) offered is fair and reasonable.

     (3) By submitting a request for modification, the Contractor grants the Contracting Officer or an authorized representative the right to examine, at any time before agreeing to a modification, books, records, documents, papers, and other directly pertinent records to verify the pricing, sales and other data related to the supplies or services proposed in order to determine the
reasonableness of price(s).   Access does not extend to Contractor's cost or
profit information or other data relevant solely to the Contractor's determination of the prices to be offered in the catalog or marketplace.


E.8 IDENTIFICATION OF ENERGY-EFFICIENT OFFICE EQUIPMENT AND SUPPLIES CONTAINING RECOVERED MATERIALS OR OTHER ENVIRONMENTAL ATTRIBUTES (GSAR 552.238-75) (SEP 1994)

(a)  Definitions.  "Energy-efficient office equipment," as used in this clause,
     -----------
means office equipment that, in representative use, provides equivalent or better performance and value to users, but uses significantly less energy than most functionally equivalent models.

"Recovered materials," as used in this clause, means waste material and by-products which have been recovered or diverted from solid waste, but such term does not include those materials and by-products generated from, and commonly reused, within an original manufacturing process (42 U.S.C. 6903(19)). For paper, it also includes postconsumer materials, and manufacturing and certain other wastes. (42 U.S.C. 6962(h)).

"Remanufactured products," as used in this clause, means equipment or parts that have been factory remanufactured or rebuilt to meet new equipment or part performance specifications and have had no use subsequent to their remanufacture.

(b) The Offeror shall identify in its offer and include in any commercial catalogs and pricelists and any resultant Government catalogs or pricelists submitted to the Contracting Officer, energy-efficient office equipment and supplies that contain recovered material, remanufactured products, or other environmental attributes. Examples of energy-efficient office equipment are microcomputers and associated equipment that meet

10

the requirements of the Environmental Protection Agency's (EPA's) Energy Star Computers Program. Supplies that contain recovered materials and other environmental attributes include, but are not limited to, products identified in EPA procurement guidelines (40 CFR Subchapter I) and products that are either degradable, ozone safe, recyclable, contain low volatile organic content compounds, contribute to source reduction, or otherwise are designed or manufactured to achieve environmental improvement. For example, an Offeror can identify products that are safe or safer alternatives for more toxic or hazardous products and products that can be substituted for ones manufactured with toxic or hazardous materials. Such supplies shall satisfy the guidance contained in 16 CFR Part 260, Guides for the Use of Environmental Marketing Claims.

(c) An Offeror, in identifying an item with an environmental attribute, shall possess evidence or rely upon a reasonable basis to substantiate the claim (see 16 CFR 260.5). The Government will accept an Offeror's claim of an item's environmental attribute on the basis of--

     (1) Participation in a Federal agency sponsored program, e.g., EPA's Energy Star Computers Program;

     (2) Verification by an independent organization that specializes in certifying such claims; or

     (3) Possession of competent and reliable evidence. For any test, analysis, research, study or other evidence to be "competent and reliable," it must have been conducted and evaluated in an objective manner by persons qualified to do so, using procedures generally accepted in the profession to yield accurate and reliable results.

E.9  ENERGY EFFICIENT COMPUTER EQUIPMENT

All questions concerning the requirements and product qualifications under the EPA's Energy Star Computers Program should be directed to:

     EPA Energy Star Computers Program Manager
     U.S. Environmental Protection Agency
     Global Change Division (6202J)
     401 M Street, SW
     Washington, D.C. 20460
     (202)233-9114 phone
     (202)233-9578 fax

11

                                F.   EVALUATION

F.1  EVALUATION--COMMERCIAL ITEMS (MULTIPLE AWARD SCHEDULE)
(GSAR 552.212-73) (AUG 1997)

(a) The Government may make multiple awards for the supplies or services offered in response to this solicitation that meet the definition of a "commercial item" in FAR 52.202-1. Awards may be made to those responsible Offerors that offer reasonable pricing, conforming to the solicitation, and will be most advantageous to the Government, taking into consideration the multiplicity and complexity of items of various manufacturers and the differences in performance required to accomplish or produce required end results, production and distribution facilities, price, compliance with delivery requirements, and other pertinent factors. By providing a selection of comparable supplies or services, ordering activities are afforded the opportunity to fulfill their requirements with the item(s) that constitute the best value and that meet their needs at the lowest overall cost.

(b) A written notice of award or acceptance of an offer, mailed or otherwise furnished to the Offeror within the time for acceptance specified in the offer, shall result in a binding contract without further action by either party. Before the offer's specified expiration time, the Government may accept an offer (or part of an offer), whether or not there are negotiations after its receipt, unless a written notice of withdrawal is received before award.

F.2  PAST PERFORMANCE

In order to assist the Government in assessing an Offeror's past performance, each company responding to this solicitation will be required to have Dun & Bradstreet (D&B) complete a Past Performance Evaluation Report on that firm.
The request to D&B must be made prior to the submission of a proposal. Each Offeror must submit, with its proposal, a completed copy of the past performance evaluation form sent, by the Offeror, to Dun & Bradstreet. Any charges associated with the Past Performance Evaluation Report will be paid by the Offeror. See Attachment II.

12

F.3  DEALERS AND SUPPLIERS (I-FCI-644) (OCT 1988)

If other than the manufacturer, the Offeror must submit prior to award of a contract, either (1) a letter of commitment from the manufacturer which will assure the Offeror of a source of supply sufficient to satisfy the Government's requirements for the contract period, OR (2) evidence that the Offeror will have an uninterrupted source of supply from which to satisfy the Government's requirements for the contract period.

F.4  SALES AND SERVICE REQUIREMENTS

Sales and after-sales maintenance/repair service must be provided to, at a minimum, the 48 contiguous States and the District of Columbia. The Offeror must provide maintenance/repair service normally provided in the industry for the type of products offered. The Offeror must provide (with its offer) a plan as to how the Offeror will provide sales and after-sales service for the scope of the contract.


F.5  INFORMATION TECHNOLOGY (IT) PROFESSIONAL SERVICES--PAST
     PERFORMANCE/RESPONSIBILITY DETERMINATION

In addition to the Dun & Bradstreet requirement (see paragraph F.2), in order for the Government to determine if the Offeror is responsible, the following information is required:

(a) PAST PERFORMANCE

The Offeror must describe its corporate experience in IT Professional Services over the past three (3) years. Describe three (3) projects, similar in size and complexity to the effort of services categories offered in this contract. At least two of the three examples shall have been completed in the last two years and all three examples must have been completed in the last three years. All three examples of IT Professional Services must have been found to be acceptable by the client. At a minimum, the Offeror shall provide the following information:

     (1)  Project/Contract Name;
     (2)  Project Description;
     (3)  Dollar Amount of Contract;
     (4) Project Duration, which includes the original estimated completion date and the actual completion date; and
     (5)  Point of Contact and Telephone Number.

13

(b)  ORGANIZATIONAL STRUCTURE

The Offeror shall describe the management and organization of the company with respect to the IT Professional Services offered. The Offeror shall address the following:

     (1) History and overview of the organization;

     (2) All organizational elements within the company which shall participate in providing IT Professional Services (include a chart); and

     (3) Financial Statement/Annual Report.


F.6 GOALS FOR SUBCONTRACTING PLAN (GSAR 552.219-74) (DEC 1995) (ALTERNATE I-- DEC 1995)

(a) Maximum practicable utilization of small, small disadvantaged, and women-owned small business concerns as subcontractors is a matter of national interest with both social and economic benefits.

     (1) The General Services Administration's (GSA's) commitment to ensuring that maximum practicable opportunity is provided to small, small disadvantaged, and women-owned small business concerns to participate as subcontractors in the performance of this contract, consistent with its efficient performance, must be reflected in the Offeror's subcontracting plan submitted pursuant to the clause of this contract at FAR 52.219-9, Small, Small Disadvantaged and Women-Owned Small Business Subcontracting Plan.

     (2) In addressing the eleven elements described at FAR 52.219-9(d), the Offeror shall demonstrate that its subcontracting plan represents a creative and innovative program for involving small, small disadvantaged, and women-owned small business concerns in performing this contract. An Offeror submitting a commercial products plan can demonstrate its commitment in providing maximum practicable opportunities through subcontracting opportunities it provides to small, small disadvantaged, and women-owned small business concerns that relate to the Offeror's production generally; i.e., for both its commercial and Government business.

     (3) The subcontracting plan shall include a description of the Offeror's subcontracting strategies used in previous contracts and significant achievements, with an explanation of

14

how this plan will build upon those earlier achievements. Additionally, the Offeror shall demonstrate through its plan that it understands the small business subcontracting program's objectives, GSA's expectations, and is committed to taking those actions necessary to meet these goals or objectives.

(b) In determining the acceptability of any subcontracting plan, the Contracting Officer will--

     (1) Review the plan to verify that the Offeror has demonstrated an understanding of the small business subcontracting program's objectives and GSA's expectations with respect to the programs and has included all the information, goals, and assurances required by FAR 52.219-9;

     (2) Consider previous goals and achievements of Contractors in the same industry;

     (3) Consider information and potential sources obtained from agencies administering national and local preference programs and other advocacy groups in evaluating whether the goals stated in the plan adequately reflect the anticipated potential for subcontracting to small, small disadvantaged, and women-owned small business concerns; and

     (4) Review the Offeror's description of its strategies, historical performance and significant achievements in placing subcontracts for the same or similar products or services with small, small disadvantaged, and women-owned small business concerns. The Offeror's description can apply to commercial as well as previous Government contracts.

(c) Failure to submit an acceptable subcontracting plan and/or correct deficiencies in a plan within the time specified by the Contracting Officer shall make the Offeror ineligible for award.

F.7  PREAWARD ON-SITE EQUAL OPPORTUNITY COMPLIANCE REVIEW
     (FAR 52.222-24) (APR 1984) (FCI DEVIATION--DEC 1997)

An award in the amount of $10 million or more will not be made under this solicitation unless the Offeror and each of its known first-tier subcontractors (to whom it intends to award a subcontract of $10 million or more) are found, on the basis of a compliance review, to be able to comply with the provisions of the Equal Opportunity clause of this solicitation.

15

                        G.  OFFEROR SUPPIED INFORMATION

G.1  OFFEROR REPRESENTATIONS AND CERTIFICATIONS--COMMERCIAL ITEMS  (FAR 52.212-
     3) (JAN 1997) (FCI DEVIATION--DEC 1997)

(a)  Definitions.  As used in this provision:

"Small business concern" means a concern, including its affiliates, that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the criteria in 13 CFR Part 121 and size standards in this solicitation.

"Small disadvantaged business concern" means a small business concern that--

     (1) Is at least 51 percent unconditionally owned by one or more individuals who are both socially and economically disadvantaged, or a publicly owned business, having at least 51 percent of its stock unconditionally owned by one or more socially and economically disadvantaged individuals, and

     (2) Has its management and daily business controlled by one or more such individuals. This term also means a small business concern that is at least 51 percent unconditionally owned by an economically disadvantaged Indian tribe or Native Hawaiian organization, or a publicly owned business having at least 51 percent of its stock unconditionally owned by one or more of these entities, which has its management and daily business controlled by members of an economically disadvantaged Indian tribe or Native Hawaiian organization and which meets the requirements of 13 CFR Part 124.

"Women-owned small business concern" means a small business concern--

     (1) Which is at least 51 percent owned by one or more women or, in the case of any publicly owned business, at least 51 percent of the stock of which is owned by one or more women; and

     (2) Whose management and daily business operations are controlled by one or more women.

16

"Women-owned business concern" means a concern which is at least 51 percent owned by one or more women; or in the case of any publicly owned business, at least 51 percent of the stock of which is owned by one or more women; and whose management and daily business operations are controlled by one or more women.

(b)  Taxpayer identification number (TIN) (26 U.S.C. 6050M).

     (1)  Taxpayer Identification Number (TIN).

          [  ]  TIN:  ______________________.

          [  ]  TIN has been applied for.

          [  ]  TIN is not required because:

               [ ] Offeror is a nonresident alien, foreign corporation, or foreign partnership that does not have income effectively connected with the conduct of a trade or business in the U.S. and does not have an office or place of business or a fiscal paying agent in the U.S.;


               [ ] Offeror is an agency or instrumentality of a foreign government;

               [ ] Offeror is an agency or instrumentality of a Federal, state, or local government;

               [  ]  Other.  State basis.  _____________________.


     (2)  Corporate Status.

          [ ] Corporation providing medical and health care services, or engaged in the billing and collecting of payments for such services;

          [  ]  Other corporate entity;

          [  ]  Not a corporate entity:

                [  ]  Sole proprietorship

                [  ]  Partnership

                [ ] Hospital or extended care facility described in 26 CFR 501(c)(3) that is exempt from taxation under 26 CFR 501(a).

17

     (3)  Common Parent.

          [  ]  Offeror is not owned or controlled by a common parent;

          [  ]  Name and TIN of common parent:

                Name ________________________

                TIN  ________________________

(c) Offerors must complete the following representations when the resulting contract is to be performed inside the United States, its territories or possessions, Puerto Rico, the Trust Territory of the Pacific Islands, or the District of Columbia. Check all that apply.

     (1) Small business concern. The Offeror represents as part of its offer that it [ ] is, [ ] is not a small business concern.

     (2) Small disadvantaged business concern. The Offeror represents that it [ ] is, [ ] is not a small disadvantaged business concern.

     (3) Women-owned small business concern. The Offeror represents that it [ ] is, [ ] is not a women-owned small business concern.

 (d) Certifications and representations required to implement provisions of Executive Order 11246--

     (1) Certification of non-segregated facilities. (Applies only if the contract amount is expected to exceed $10,000)--

By submission of this offer, the Offeror certifies that it does not and will not maintain or provide for its employees, any facilities that are segregated on the basis of race, color, religion, or national origin because of habit, local custom, or otherwise and that it does not and will not permit its employees to perform their services at any location where segregated facilities are maintained. The Offeror agrees that a breach of this certification is a violation of the Equal Opportunity clause in the contract.

18

     (2)  Previous Contracts and Compliance.  The Offeror represents that--

          (i) It [ ] has, [ ] has not, participated in a previous contract or subcontract subject to the Equal Opportunity clause of this solicitation, the clause originally contained in Section 310 of Executive Order 10925, or the clause contained in Section 201 of Executive Order 11114; and

          (ii)   It [ ] has, [ ] has not, filed all required compliance reports.

     (3)  Affirmative Action Compliance.  The Offeror represents  that--

          (i) It [ ] has developed and has on file, [ ] has not developed and does not have on file, at each establishment, affirmative action programs required by rules and regulations of the Secretary of Labor (41 CFR Subparts 60-1 and 60-2), or

          (ii) It [ ] has not previously had contracts subject to the written affirmative action programs requirement of the rules and regulations of the Secretary of Labor.

(e) Certification Regarding Payments to Influence Federal Transactions (31 U.S.C. 1352). (Applies only if the contract is expected to exceed $100,000).

By submission of its offer, the Offeror certifies, to the best of its knowledge and belief that no Federal appropriated funds have been paid or will be paid to any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress or an employee of a Member of Congress on his or her behalf in connection with the award of any resultant contract.

(f) Certification Regarding Debarment, Suspension or Ineligibility for Award (Executive Order 12549). The Offeror certifies, to the best of its knowledge and belief, that--

     (1) The Offeror and/or any of its principals [ ] are, [ ] are not presently debarred, suspended, proposed for debarment, or declared ineligible for the award of contracts by any Federal agency, and

19

     (2) [ ] Have, [ ] have not, within a three-year period preceding this offer, been convicted of or had a civil judgment rendered against them for: commission of fraud or a criminal offense in connection with obtaining, attempting to obtain, or performing a Federal, state, or local government contract or subcontract; violation of Federal or state antitrust statutes relating to the submission of offers; or commission of embezzlement, theft, forgery, bribery, falsification or destruction of records, making false statements, tax evasion, or receiving stolen property; and [ ] are, [ ] are not presently indicted for, or otherwise criminally or civilly charged by a Government entity with, commission of any of these offenses.


G.2  TRADE AGREEMENTS ACT (GSAR 552.225-9) (DEC 1994)
     (DEVIATION FAR 52.225-9)

(a)  This clause implements the Trade Agreements Act of 1979 (19 U.S.C. 2501-
2582) by providing a preference for U.S. made end products, designated country end products, Caribbean Basin country end products, Canadian end products or Mexican end products over other products.

"Caribbean Basin country end products," as used in this clause, means an article that: (1) is wholly the growth, product, or manufacture of a Caribbean Basin country (as defined in section 25.401 of the Federal Acquisition Regulation
(FAR)), or (2) in the case of an article which consists in whole or in part of materials from another country or instrumentality, has been substantially transformed into a new and different article of commerce with a name, character, or use distinct from that of the article or articles from which it was so transformed. The term includes services (except transportation services) incidental to its supply; provided that the value of those incidental services does not exceed that of the product itself. It does not include service contracts as such. The term excludes products that are excluded from duty free treatment from Caribbean countries under the Caribbean Basin Economic Recovery Act (19 U.S.C. 2703(b)). These exclusions presently consist of (i) textiles and apparel articles that are subject to textile agreements; (ii) footwear, handbags, luggage, flat goods, work gloves, and leather wearing apparel not designated as eligible articles for the purpose of the Generalized System of Preference under title V of the Trade Act of 1974; (iii) tuna, prepared or preserved in any manner in airtight containers, (iv) petroleum, or any product derived from petroleum; and (v) watches and watch parts (including cases, bracelets and straps) of whatever type including, but not limited

20

to, mechanical, quartz digital or quartz analog, if such watches or watch parts contain any material that is the product of any country to which the Tariff Schedule of the United States (TSUS) column 2 rates of duty apply.

"Designated country end product," as used in this clause, means an article that
(1) is wholly the growth, product, or manufacture of the designated country (as defined in section 25.401 of the Federal Acquisition Regulation (FAR)), or (2) in the case of an article which consists in whole or in part of materials from another country or instrumentality, has been substantially transformed into a new and different article of commerce with a name, character, or use distinct from that of the article or articles from which it was so transformed. The term includes services (except transportation services) incidental to its supply, provided that the value of those incidental services does not exceed that of the product itself. It does not include service contracts as such.

"Canadian end product," as used in this clause, means an article that (1) is wholly the growth, product, or manufacture of Canada, or (2) in the case of an article which consists in whole or in part of materials from another country or instrumentality, has been substantially transformed in Canada into a new and different article of commerce with a name, character, or use distinct from that of the article or articles from which it was transformed. The term includes services (except transportation services) incidental to its supply; provided, that the value of those incidental services does not exceed that of the product itself. It does not include service contracts as such.

"Mexican end product," as used in this clause, means an article that (1) is wholly the growth, product, or manufacture of Mexico, or (2) in the case of an article which consists in whole or in part of materials from another country or instrumentality, has been substantially transformed in Mexico into a new and different article of commerce with a name, character, or use distinct from that of the article or articles from which it was so transformed. The term includes services (except transportation services) incidental to its supply, provided that the value of those incidental services does not exceed that of the product itself. It does not include service contracts as such.

"End products," as used in this clause, means those articles, materials, and supplies to be acquired under this contract for public use.

21

"U.S. made end product," as used in this clause, means an article which (1) is wholly the growth, product, or manufacture of the United States, or (2) in the case of an article which consists in whole or in part of materials from another country or instrumentality, has been substantially transformed in the United States into a new and different article of commerce with a name, character, or use distinct from that of the article or articles from which it was so transformed.

"Nondesignated country end products," as used in this clause, means any end product which is not a U.S. made end product, designated country end product, Caribbean Basin Country end product, Canadian end product or Mexican end product.

"United States," as used in this clause, means the United States, its possessions, Puerto Rico, and any other place which is subject to its jurisdiction, but does not include leased bases or trust territories.

(b) The Contractor agrees to deliver under this contract only U.S. made end products, designated country end products, Caribbean Basin country end products, Canadian end products or Mexican end products or, if a national interest waiver is granted under section 302 of the Trade Agreements Act of 1979, nondesignated country end products. Only if such waiver is granted may a nondesignated country end product be delivered under this contract(s).

(c)  Offers will be evaluated in accordance with the policies and procedures of
Part 25 of the FAR except that offers of U.S. made end products, designated country end products, Caribbean Basin end products, Canadian end products or Mexican end products shall be evaluated without the restrictions of the Buy American Act or the Balance of Payments Program.


G.3  TRADE AGREEMENTS ACT CERTIFICATE (GSAR 552.225-8)
     (JAN 1994)(DEVIATION FAR 52.225-8)

(a) The Offeror by signing this offer, certifies that each end product to be delivered under this contract is a U.S. made end product, a designated country end product, a Caribbean Basin country end product, a Canadian end product, or a Mexican end product as defined in the clause entitled "Trade Agreements Act" at 48 CFR 552.225-9.

(b) Offers will be evaluated in accordance with Subpart 25.4 of the Federal Acquisition Regulation except that offers of U.S. made end products, designated country end products, Caribbean

22

Basin country end products, Canadian end products, or Mexican end products shall be evaluated without the restrictions of the Buy American Act or the Balance of Payments Program.

G.4  COMMERCIAL SALES PRACTICES FORMAT (CSP-1)

Name of Offeror:
SIN(s):

NOTE: Please refer to clause 552.212-70, PREPARATION OF OFFER (MULTIPLE AWARD SCHEDULE), for additional information concerning your offer. Provide the following information for each SIN (or group of SINs or SubSIN) for which information is the same.

(1) Provide the dollar value of sales to the general public at or based on an established catalog or market price during the previous 12 month period or the Offeror's last fiscal year. $_____________. State beginning and ending of the 12 month period. Beginning ______________ Ending ______________. In the event that a dollar value is not an appropriate measure of the sales, provide and describe your own measure of the sales of the item(s).

(2) Show your total projected annual sales to the Government under this contract for the contract term, excluding options, for each SIN offered. If you currently hold a Federal Supply Schedule contract for the SIN the total projected annual sales should be based on your most recent 12 months of sales under that contract. SIN ____________ $___________; SIN_____________
$______________; SIN_______________ $_________________

(3) Based on your written discounting policies (standard commercial sales practices in the event you do not have written discounting policies), are the discounts and any concessions which you offer the Government equal to or better than your best price (discount and concessions in any combination) offered to any customer acquiring the same items regardless of quantity or terms and conditions? YES ______ NO ______. (See definition of "concession" and "discount" in 552.212-70.)

(4) (a) Based on your written discounting policies (standard commercial sales practices in the event you do not have written discounting policies), provide information as requested for each SIN (or group of SINs for which the information is the same) in accordance with the instructions at Table 515-1 which is provided in this solicitation for your convenience. The information should be provided in the chart below or in an equivalent format

23

developed by the Offeror. Rows should be added to accommodate as many customers as required. See definition of "concession" and "discount" in 552.212-70.

----------------------------------------------------------------------------------------------------------------------------
Column 1                  Column 2                   Column 3                     Column 4                  Column 5
Customer                  Discount                Quantity/Volume                 FOB Term                 Concessions
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

     (b) Do any deviations from your written policies or standard commercial sales practices disclosed in the above chart ever result in better discounts (lower prices) or concessions than indicated? YES ____ NO_____. If YES, explain deviations in accordance with the instructions at Table 515-1 which is provided in this solicitation for your convenience .

(5) If you are a dealer/reseller without significant sales to the general public, you should provide manufacturers' information required by paragraphs (1) through (4) above for each item/SIN offered, if the manufacturer's sales under any resulting contract are expected to exceed $500,000. You must also obtain written authorization from the manufacturer(s) for Government access, at any time before award or before agreeing to a modification, to the manufacturer's sales records for the purpose of verifying the information submitted by the manufacturer. The information is required in order to enable the Government to make a determination that the offered price is fair and reasonable. To expedite the review and processing of offers, you should advise the manufacturer(s) of this requirement. The Contracting Officer may require the information be submitted on electronic media with commercially available spreadsheet(s). The information may be provided by the manufacturer directly to the Government. If the manufacturer's item(s) is being offered by multiple dealers/resellers, only one copy of the requested information should be submitted to the Government. In addition, you must submit the following information along with a listing of contact information regarding each of the manufacturers whose products and/or services are included in the offer (include the manufacturer's name, address, the manufacturer's contact point, telephone number, and FAX number) for each model offered by SIN:

     (a)  Manufacturer's Name
     (b)  Manufacturer's Part Number
     (c)  Dealer's/Reseller's Part Number
     (d)  Product Description

24

     (e)  Manufacturer's List Price
     (f)  Dealer's/Reseller's percentage discount from List Price or net prices


                                  TABLE 515-1
              INSTRUCTIONS FOR COMMERCIAL SALES PRACTICES FORMAT

If you responded "YES" to question (3), on the COMMERCIAL SALES PRACTICES FORMAT, complete the chart in question (4)(a) for the customer(s) who receive your best discount. If you responded "NO" complete the chart in question (4)(a) showing your written policies or standard sales practices for all customers or customer categories to whom you sell at a price (discounts and concessions in combination) that is equal to or better than the price(s) offered to the Government under this solicitation or with which the Offeror has a current agreement to sell at a discount which equals or exceeds the discount(s) offered under this solicitation. Such agreement shall be in effect on the date the offer is submitted or contain an effective date during the proposed multiple award schedule contract period. If your offer is lower than your price to other customers or customer categories you will be aligned with the customer or category of customer that receives your best price for purposes of the Price Reductions clause at 552.238-76. The Government expects you to provide information required by the format in accordance with these instructions that is, to the best of your knowledge and belief, current, accurate, and complete as of 14 calendar days prior to its submission. You must also disclose any changes in your pricelist(s), discounts and/or discounting policies which occur after the offer is submitted, but before the close of negotiations. If your discount practices vary by model or product line, the discount information should be by model or product line as appropriate. You may limit the number of models or product lines reported to those which exceed 75% of actual historical Government sales (commercial sales may be substituted if Government sales are unavailable) value of the special item number (SIN).

Column 1--Identify the applicable customer or category of customer. A "customer" is any entity, except the Federal Government, which acquires supplies or services from the Offeror. The term customer includes, but is not limited to original equipment manufacturers, value added resellers, state and local governments, distributors, educational institutions (an elementary, junior high, or degree granting school which maintains a regular faculty and established curriculum and an organized body of students), dealers, national accounts, and end users. In any instance where the Offeror is asked to disclose

25

information for a customer, the Offeror may disclose information by category of customer if the Offeror's discount policies or practices are the same for all customers in the category. (Use a separate line for each customer or category of customer.)

Column 2--Identify the discount. The term "discount" is as defined in solicitation clause 552.212-70 Preparation of Offer (Multiple Award Schedule). Indicate the best discount (based on your written discounting policies or standard commercial discounting practices if you do not have written discounting policies) at which you sell to the customer or category of customer identified in column 1, without regard to quantity; terms and conditions of the agreements under which the discounts are given; and whether the agreements are written or oral. Net prices or discounts off of other pricelists should be expressed as percentage discounts from the pricelist which is the basis for your offer. If the discount disclosed is a combination of various discounts (prompt payment, quantity, etc.), the percentage should be broken out for each type of discount. If the pricelists which are the basis of the discounts given to the customers identified in the chart are different than the pricelist submitted upon which your offer is based, identify the type or title and date of each pricelist. The Contracting Officer may require submission of these pricelists. To expedite evaluation, Offerors may provide these pricelists at the time of submission.

Column 3--Identify the quantity or volume of sales. Insert the minimum quantity or sales volume which the identified customer or category of customer must either purchase/order, per order or within a specified period, to earn the discount. When purchases/orders must be placed within a specified period to earn a discount indicate the time period.

Column 4--Indicate the FOB delivery term for each identified customer.  (See FAR
47.3 for an explanation of FOB delivery terms.)

Column 5--Indicate concessions regardless of quantity granted to the identified customer or category of customer. Concessions are defined in solicitation clause 552.212-70 Preparation of Offers (Multiple Award Schedule). If the space provided is inadequate, the disclosure should be made on a separate sheet by reference.

If you respond "YES" to question 4(b) in the Commercial Sales Practices Format, provide an explanation of the circumstances under which you deviate from your written policies or standard commercial sales practices disclosed in the chart on the Commercial Sales Practices Format and explain how often they

26

occur. Your explanation should include a discussion of situations that lead to deviations from standard practice, an explanation of how often they occur, and the controls you employ to assure the integrity of your pricing. Examples of typical deviations may include, but are not limited to, one time goodwill discounts to charity organizations or to compensate an otherwise disgruntled customer; a limited sale of obsolete or damaged goods; the sale of sample goods to a new customer; or the sales of prototype goods for testing purposes.

If deviations from your written policies or standard commercial sales practices disclosed in the chart on the Commercial Sales Practices Format are so significant and/or frequent that the Contracting Officer cannot establish whether the price(s) offered is fair and reasonable, then you may be asked to provide additional information. The Contracting Officer may ask for information to demonstrate that you have made substantial sales of the item(s) in the commercial market consistent with the information reflected on the chart on the Commercial Sales Practices Format, a description of the conditions surrounding those sales deviations, or other information that may be necessary in order for the Contracting Officer to determine whether your offered price(s) is fair and reasonable. In cases where additional information is requested, the Contracting Officer will target the request in order to limit the submission of data to that needed to establish the reasonableness of the offered price.


G.5  AUTHORIZED NEGOTIATORS

The Offeror represents that the following persons are authorized to negotiate on its behalf with the Government in connection with this request for proposals:
[list names, titles, telephone numbers, FAX number, and (if applicable), E-Mail address of the authorized negotiators].





              The above may [  ], may not [  ] commit the company.

27

     G.6  CONTACT FOR CONTRACT ADMINISTRATION (G-FCI-900-A)
     (DEC 1997)

(a) Offerors are required to designate a person to be contacted for prompt contract administration.

NAME:

TITLE:

ADDRESS:

                                           ZIP CODE:

TELEPHONE NO.: (    )                      FAX NO.: (    )
               ------                               ------

E-MAIL ADDRESS:

(b) Contractor compliance with the GSA Form 72A reporting requirements and the Industrial Funding Fee will be delegated to a GSA Administrative Contracting Officer. The Contract Management Zone will be determined based upon the location of the individual designated by the Contractor for administration of the contract's GSA Form 72A reporting. The name of this individual, along with the person responsible for questions concerning the Industrial Funding Fee, must be provided by the Contractor prior to the award of a contract.

GSA FORM 72A:
-------------

NAME:

ADDRESS:

                                           ZIP CODE:

TELEPHONE NO.: (    )                      FAX NO.: (    )
               ------                               ------

E-MAIL ADDRESS:

INDUSTRIAL FUNDING FEE:
-----------------------

NAME:

ADDRESS:

                                           ZIP CODE:

TELEPHONE NO.: (    )                      FAX NO.: (    )
               ------                               ------

E-MAIL ADDRESS:

28

G.7  ORDERING INFORMATION  (GSAR 552.216-74)
     (JUN 1994) (ALTERNATE II--JUN 1994)

(a) In accordance with the Placement of Orders clause of this solicitation, the Offeror elects to receive orders placed by GSA's Federal Supply Service (FSS) by either [ ] facsimile transmission or [ ] computer-to-computer Electronic Data Interchange (EDI).

(b) An Offeror electing to receive computer-to-computer EDI is requested to indicate below the name, address, and telephone number of the representative to be contacted regarding establishment of an EDI interface.




(c) An Offeror electing to receive orders by facsimile transmission is requested to indicate below the telephone number(s) for facsimile transmission equipment where orders should be forwarded.




(d) For mailed orders, the Offeror is requested to include the postal mailing address(es) where paper form orders should be mailed.




(e) Offerors marketing through dealers are requested to indicate below whether those dealers will be participating in the proposed contract.

                         YES  [   ]        NO   [   ]

If "yes" is checked, ordering information to be inserted above shall reflect that in addition to Offeror's name, address, and facsimile transmission telephone number, orders can be addressed to the Offeror's name, c/o nearest local dealer. In this event, two copies of a list of participating dealers shall accompany this offer, and shall also be included in Contractor's Federal Supply Schedule Pricelist.

29

G.8  CONTRACTOR'S REMITTANCE (PAYMENT) ADDRESS
     (G-FSS-914-A) (SEP 1996)

Payment by electronic funds transfer (EFT) is the Government's preferred method of payment. However, under certain conditions, the Government may elect to make payment by check. The Offeror shall indicate below, the payment (remittance) address to which Government checks should be mailed for payment of proper invoices submitted under a resultant contract.

          PAYMENT ADDRESS:




Offeror shall furnish by attachment to this solicitation, the payment addresses of all authorized participating dealers placing orders and accepting payment by check in the name of the Contractor in care of the dealer, if different from their ordering addresses specified elsewhere in this solicitation. If a dealer's ordering and remittance address differ, both must be furnished and identified as such.

All Offerors are cautioned that if the remittance (payment) address shown on an actual invoice differs from that shown above or on the attachment, the remittance address(es) above or attached will govern. Payment to any other address, except as provided for through (EFT) payment methods, will require an administrative change to the contract.

PLEASE NOTE: All delivery orders placed against a Federal Supply Schedule Contract are to be paid by the individual agency placing the order. Each delivery order will cite the appropriate agency payment address, and proper invoices should be sent to that address. Proper invoices should be sent to GSA only for orders placed by GSA. Any other agency's invoices sent to GSA will only delay your payment.


G.9  PLACE OF PERFORMANCE  (FAR 52.215-6) (OCT 1997)

(a) The Offeror or respondent, in the performance of any contract resulting from this solicitation, [ ] intends, [ ] does not intend [check applicable block] to use one or more plants or facilities located at a different address from the address of the Offeror or respondent as indicated in this proposal or response to request for information.

30

(b) If the Offeror or respondent checks "intends" in paragraph (a) of this provision, it shall insert in the following spaces the required information:

                                NAME AND ADDRESS OF OWNER
PLACE OF PERFORMANCE (Street    AND OPERATOR OF THE PLANT
Address, City, State, County,   OR FACILITY IF OTHER THAN
Zip Code)                       OFFEROR OR RESPONDENT






G.10 Contractor Identification Number--Data Universal
     Numbering System (DUNS) Number (FAR 52.204-6) (DEC 1996) (FCI DEVIATION-- DEC 1997)

(a) "contractor Identification Number," as used in this provision, means "Data Universal Numbering System (DUNS) number," which is a nine-digit number assigned by Dun and Bradstreet Information Services.

(b) Contractor identification is essential for the Government complying with statutory contract reporting requirements. Therefore, the Offeror is requested to enter below, the DUNS number which identifies the Offeror's name and address exactly as stated in the offer.

(c) If the Offeror does not have a DUNS number, it should contact Dun and Bradstreet directly to obtain one. A DUNS number will be provided immediately by telephone at no charge to the Offeror.

For information on obtaining a DUNS number, the Offeror should call Dun and Bradstreet at 1-800-333-0505. The Offeror should be prepared to provide the following information:

     (1) Company name.

     (2) Company address.

     (3) Company telephone number.

     (4) Line of business.

     (5) Chief executive officer/key manager.

31

     (6) Date the company was started.

     (7) Number of people employed by the company.

     (8) Company affiliation.

(d) Offerors located outside the United States may obtain the location and phone number of the local Dun and Bradstreet Information services office from the Internet Home Page at http://www.dbisna.com/dbis/customer/custlist.htm. If an Offeror is unable to locate a local service center, it may send an e-mail to Dun and Bradstreet at globalinfo@dbisma.com.

DUNS Number:


G.11  ELECTRONIC FORMAT

By signing its offer, the Offeror attests to the fact that there have been no changes to the text of this solicitation, except as noted in the cover letter.


G.12 EXEMPTION FROM APPLICATION OF SERVICE CONTRACT ACT PROVISIONS FOR CONTRACTS FOR MAINTENANCE, CALIBRATION, AND/OR REPAIR OF CERTAIN INFORMATION TECHNOLOGY, SCIENTIFIC AND MEDICAL AND/OR OFFICE AND BUSINESS EQUIPMENT--CONTRACTOR CERTIFICATION (FAR 52.222-48) (AUG 1996)

(a)  The following certification shall be checked:

                                 CERTIFICATION

The Offeror certifies [   ], does not certify [   ] that:

     (1) The items of equipment to be serviced under this contract are commercial items which are used regularly for other than Government purposes, and are sold or traded by the Contractor in substantial quantities to the general public in the course of normal business operations;

     (2) The contract services are furnished at prices which are, or are based on, established catalog or market prices for the maintenance, calibration, and/or repair of certain information technology, scientific and medical and/or office and business equipment. An "established catalog price" is a price (including discount price) recorded in a catalog, pricelist, schedule, or

32

other verifiable and established record that is regularly maintained by the manufacturer or the Contractor and is either published or otherwise available for inspection by customers. An "established market price" is a current price, established in the course of ordinary and usual trade between buyers and sellers free to bargain, which can be substantiated by data from sources independent of the manufacturer or Contractor; and

     (3) The Contractor utilizes the same compensation (wage and fringe benefits) plan for all service employees performing work under the contract as the Contractor uses for equivalent employees servicing the same equipment of commercial customers.

(b) If a negative certification is made and a Service Contract Act wage determination is not attached to the solicitation, the Contractor shall notify the Contracting Officer as soon as possible.

(c) Failure to execute the certification in paragraph (a) of this clause or to contact the Contracting Officer as required in paragraph (b) of this clause may render the bid or offer nonresponsive.


G.13  COMPLIANCE WITH VETERANS EMPLOYMENT REPORTING REQUIREMENTS

(a) The Offeror represents that, if it is subject to the reporting requirements of 38 U.S.C. 4212(d) (i.e. the VETS-100 report required by the Federal Acquisition Regulation clause 52.222-37, Employment Reports on Disabled Veterans and Veterans of the Vietnam Era), it has [ ], has not [ ] submitted the most recent report required by 38 U.S.C. 4212(d).

(b) An Offeror who checks "has not" may not be awarded a contract until the required reports are filed (31 U.S.C. 1354).


REVISION - AMENDMENT #2

1
                                  ATTACHMENT I
                               __________________

                       GUIDELINES FOR FORMAT AND CONTENT
                                       OF
                             FEDERAL SUPPLY SERVICE
                   INFORMATION TECHNOLOGY SCHEDULE PRICELIST

The following pages contain information, instructions, and guidelines for preparing the proposed hard copy Information Technology Schedule Pricelist. Two copies of the proposed Information Technology Schedule Pricelist must be submitted with your offer. Please Note: The proposed Information Technology Schedule Pricelist should be submitted as a document separate from this
                                                     --------
Attachment.

These guidelines prescribe the format and content to be used to create the Information Technology Schedule Pricelist. Offerors are advised to include only
                                                                           ----
those terms and conditions applicable to the Special Item Numbers (SINs) being proposed.

NOTE: Instructions To Offerors, which are proceeded and followed by a double asterisk (**), should NOT be included in the schedule pricelist.
                      ---

The proposed Information Technology Schedule Pricelist must contain the following information, as applicable to your proposal:

1.   Pricelist Cover Page

2.   Table of Contents

3.   Information For Ordering Offices

4. Terms and Conditions Applicable to Leasing of General Purpose Commercial Information Technology Equipment (Special Item Number 132-3)

5. Terms and Conditions Applicable to Purchase of General Purpose Commercial Information Technology Equipment (Special Item Number 132-8)

6. Terms and Conditions Applicable to Maintenance, Repair Service and Repair Parts/Spare Parts for Government-Owned General Purpose Commercial Information Technology Equipment,

2

    (After Expiration of Guarantee/Warranty Provisions and/or When Required
     Service is not Covered by Guarantee/Warranty Provisions) and for Leased Equipment (Special Item Number 132-12)

7. Terms and Conditions Applicable to Term Software Licenses (Special Item 132-32), Perpetual Software Licenses (Special Item Number 132-33) and Maintenance of Software (Special Item Number 132-34) for General Purpose Commercial Information Technology Software

8. Terms and Conditions Applicable to Training Courses for General Purpose Commercial Information Technology Equipment and Software (Special Item Number 132-50)

9. Terms and Conditions Applicable to Information Technology (IT) Professional Services (Special Item Number 132-51) and Electronic Commerce (EC) Services (Special Item Number 132-52)

10. Any descriptive information relating to the equipment and/or software offered (subject to the approval of the Contracting Officer)

11. Products and Services Pricelist - should include, at a minimum, the following:

     a.   Brand Name, Model and/or Catalog Number (as applicable)
     b.   Brief description of item
     c.   Government unit price (NET PRICE) for the product or service.

     NOTE: Contractors should indicate if the equipment and/or software is Energy Star compliant.

12.  Blanket Purchase Agreements (BPAs).

13.  Contractor Team Arrangements.

14.  List of Service and Distribution Points, as applicable.

15.  List of Participating Dealers, as applicable.

3

**PRICELIST COVER PAGE**

                       AUTHORIZED FEDERAL SUPPLY SERVICE
                   INFORMATION TECHNOLOGY SCHEDULE PRICELIST
               GENERAL PURPOSE COMMERCIAL INFORMATION TECHNOLOGY
                        EQUIPMENT, SOFTWARE AND SERVICES

**Provide a general description of the commodity offered, if desired.**

**List all applicable Special Item Numbers, FSC Classes and FPDS Codes from the following lists:**

     Special Item No. 132-3  Leasing of Equipment
     Special Item No. 132-8  Purchase of Equipment
     Special Item No. 132-12 Maintenance, Repair Service and Repair Parts/Spare
                              Parts
     Special Item No. 132-32 Term Software Licenses
     Special Item No. 132-33 Perpetual Software Licenses
     Special Item No. 132-34 Maintenance of Software
     Special Item No. 132-50 Training Courses
     Special Item No. 132-51 Information Technology Professional Services Special Item No. 132-52 Electronic Commerce Services

Note: All non-professional labor categories must be incidental to and used solely to support hardware, software and/or professional services, and cannot be purchased separately.

SIN 132-3 LEASING OF EQUIPMENT
------------------------------

SIN 132-8 PURCHASE OF EQUIPMENT
-------------------------------

FSC CLASS 7010 - SYSTEM CONFIGURATION
-------------------------------------
     End User Computers/Desktop Computers
     Professional Workstations
     Servers
     Laptop/Portable/Notebook Computers
     Large Scale Computers
     Optical and Imaging Systems
     Other Systems Configuration Equipment, Not Elsewhere Classified

FSC CLASS 7025 - INPUT/OUTPUT AND STORAGE DEVICES
-------------------------------------------------
     Printers
     Display
     Graphics, including Video Graphics, Light Pens, Digitizers, Scanners, and
       Touch Screens

4

     Network Equipment
     Other Communications Equipment
     Optical Recognition Input/Output Devices
     Storage Devices including Magnetic Storage, Magnetic Tape Storage and
       Optical Disk Storage
     Other Input/Output and Storage Devices, Not Elsewhere Classified

FSC CLASS 7035 - ADP SUPPORT EQUIPMENT
--------------------------------------
     ADP Support Equipment

FSC Class 7042 - MINI AND MICRO COMPUTER CONTROL DEVICES
--------------------------------------------------------
     Microcomputer Control Devices
     Telephone Answering and Voice Messaging Systems

FSC CLASS 7050 - ADP COMPONENTS
-------------------------------
     ADP Boards

FSC CLASS 5995 - CABLE, CORD, AND WIRE ASSEMBLIES: COMMUNICATIONS EQUIPMENT
---------------------------------------------------------------------------
     Communications Equipment Cables

FSC CLASS 6015 - FIBER OPTIC CABLES
-----------------------------------
     Fiber Optic Cables

FSC CLASS 6020 - FIBER OPTIC CABLE ASSEMBLES AND HARNESSES
----------------------------------------------------------
     Fiber Optic Cable Assemblies and Harnesses

FSC CLASS 6145 - WIRE AND CABLE, ELECTRICAL
-------------------------------------------
     Coaxial Cables

FSC Class 5805 - TELEPHONE AND TELEGRAPH EQUIPMENT
--------------------------------------------------
     Telephone Equipment
     Audio and Video Teleconferencing Equipment

FSC CLASS 5810 - COMMUNICATIONS SECURITY EQUIPMENT AND COMPONENTS
-----------------------------------------------------------------
     Communications Security Equipment

FSC CLASS 5815 - TELETYPE AND FACSIMILE EQUIPMENT
-------------------------------------------------
     Facsimile Equipment (FAX)

FSC CLASS 5820 - RADIO AND TELEVISION COMMUNICATION EQUIPMENT, EXCEPT AIRBORNE
------------------------------------------------------------------------------
     Two-Way Radio Transmitters/Receivers/Antennas
     Broadcast Band Radio Transmitters/Receivers/Antennas
     Microwave Radio Equipment/Antennas and Waveguides
     Satellite Communications Equipment

5

FSC CLASS 5821 - RADIO AND TELEVISION COMMUNICATION EQUIPMENT, AIRBORNE
-------------------------------------------------------------- --------
     Airborne Radio Transmitters/Receivers

FSC CLASS 5825 - RADIO NAVIGATION EQUIPMENT, EXCEPT AIRBORNE
------------------------------------------------------------
     Radio Navigation Equipment/Antennas

FSC CLASS 5826 - RADIO NAVIGATION EQUIPMENT, AIRBORNE
-----------------------------------------------------
     Airborne Radio Navigation Equipment

FSC CLASS 5830 - INTERCOMMUNICATION AND PUBLIC ADDRESS SYSTEMS, EXCEPT AIRBORNE
-------------------------------------------------------------------------------
     Pagers and Public Address Systems (wired and wireless transmissions, including background music systems)
     (NOTE:  Pager Transmission Services are excluded from this solicitation.)

FSC CLASS 5841 - RADAR EQUIPMENT, AIRBORNE
------------------------------------------
     Airborne Radar Equipment

FSC CLASS 5895 - MISCELLANEOUS COMMUNICATION EQUIPMENT
------------------------------------------------------
     Miscellaneous Communications Equipment

**Indicate if any of the following are offered under Special Item Number 132-
8.**

- Special Physical, Visual, Speech, and Hearing Aid Equipment
- Used Equipment
- Installation (FPDS Code N070) for Equipment Offered
- Deinstallation (FPDS N070)
- Reinstallation (FPDS N070)


SIN 132-12 - MAINTENANCE OF EQUIPMENT, REPAIR SERVICE, AND REPAIR PARTS/SPARE PARTS (FPDS Code J070 - Maintenance and Repair Service)(Repair Parts/Spare Parts
- See FSC Class for basic equipment)

** Indicate if any of the following are offered.**
- Maintenance
- Repair Service
- Repair Parts/Spare Parts
- Third Party Maintenance

6

SIN 132-32 - TERM SOFTWARE LICENSES

FSC CLASS 7030 - INFORMATION TECHNOLOGY SOFTWARE
------------------------------------------------

Large Scale Computers
     Operating System Software
     Application Software
     Electronic Commerce (EC) Software
     Utility Software
     Communications Software
     Core Financial Management Software
     Ancillary Financial Systems Software
     Special Physical, Visual, Speech, and Hearing Aid Software

Microcomputers
     Operating System Software
     Application Software
     Electronic Commerce (EC) Software
     Utility Software
     Communications Software
     Core Financial Management Software
     Ancillary Financial Systems Software
     Special Physical, Visual, Speech, and Hearing Aid Software


SIN 132-33 - PERPETUAL SOFTWARE LICENSES

FSC CLASS 7030 - INFORMATION TECHNOLOGY SOFTWARE
------------------------------------------------

Large Scale Computers
     Operating System Software
     Application Software
     Electronic Commerce (EC) Software
     Utility Software
     Communications Software
     Core Financial Management Software
     Ancillary Financial Systems Software
     Special Physical, Visual, Speech, and Hearing Aid Software

Microcomputers
     Operating System Software
     Application Software
     Electronic Commerce (EC) Software
     Utility Software
     Communications Software
     Core Financial Management Software
     Ancillary Financial Systems Software
     Special Physical, Visual, Speech, and Hearing Aid Software

     REVISION - AMENDMENT #2

7

SIN 132-34 - MAINTENANCE OF SOFTWARE

SIN 132-50 - TRAINING COURSES FOR INFORMATION TECHNOLOGY EQUIPMENT AND SOFTWARE (FPDS Code U012)

SIN 132-51 - INFORMATION TECHNOLOGY (IT) PROFESSIONAL SERVICES

FPDS Code D301    IT Facility Operation and Maintenance
FPDS Code D302    IT Systems Development Services
FPDS Code D306    IT Systems Analysis Services
FPDS Code D307    Automated Information Systems Design and Integration Services
FPDS Code D308    Programming Services
FPDS Code D308    Millennium Conversion Services (Y2K)
FPDS Code D310    IT Backup and Security Services
FPDS Code D311    IT Data Conversion Services
FPDS Code D313    Computer Aided Design/Computer Aided Manufacturing (CAD/CAM)
                  Services
FPDS Code D316    IT Network Management Services
FPDS Code D317    Automated News Services, Data Services, or Other Information
                  Services
FPDS Code D399    Other Information Technology Services, Not Elsewhere
                  Classified


SIN 132-52 - ELECTRONIC COMMERCE (EC) SERVICES

FPDS Code D304    Value Added Network Services (VANs)
FPDS Code D304    E-Mail Services
FPDS Code D304    Internet Access Services
FPDS Code D304    Navigation Services
FPDS Code D399    Other Data Transmission Services, Not Elsewhere Classified -
                  Except "Voice" and Pager Services

NOTE: Electronic Commerce Services are not intended to supersede or be substitute for any requirements of FTS2000.

**Indicate the following: Contractor's Name, Complete Address (including zip code), Telephone Number (including area code) and Internet Address/Web Site.**

                               Contractor's Name
                      Complete Address, including Zip Code
                     Telephone Number, including Area Code
                           Internet Address/Web Site

8

**Copy the following language, leaving appropriate blanks, as shown:**

CONTRACT nUMBER:  ______________________________________
                  **will be furnished at time of award**

Period Covered by Contract:  ___________________________________
                             **will be furnished at time
                             of award**

                        General Services Administration
                             Federal Supply Service

Pricelist current through Modification #____, dated _____.

Products and ordering information in this Authorized FSS Information Technology Schedule Pricelist are also available on the GSA Advantage! System. Agencies can browse GSA Advantage! by accessing the Federal Supply Service's Home Page via the Internet at http://www.fss.gsa.gov/

**End of information to be included on the Cover Page of the Pricelist. Any additional information to be included on this page is subject to approval by the Contracting Officer.**

9


**Table of Contents.  The next page in the pricelist should be entitled "Table
  ------------------
of Contents," and should contain the basic sections of the pricelist, along with corresponding page numbers for ease of use.**

**On a page entitled "Information For Ordering Offices," copy the language indicated below, as consecutively numbered paragraphs, and provide appropriate responses, where required.**

                        INFORMATION FOR ORDERING OFFICES

SPECIAL NOTICE TO AGENCIES:

                          Small Business Participation

SBA strongly supports the participation of small business concerns in the Federal Supply Schedules Program. To enhance Small Business Participation SBA policy allows agencies to include in their procurement base and goals, the dollar value of orders expected to be placed against the Federal Supply Schedules, and to report accomplishments against these goals.

For orders exceeding the micropurchase threshold, FAR 8.404 requires agencies to consider the catalogs/pricelists of at least three schedule contractors or consider reasonably available information by using the GSA Advantage!(TM) on-line shopping service (www.fss.gsa.gov). The catalogs/pricelists, GSA Advantage!(TM) and the Federal Supply Service Home Page (www.fss.gsa.gov) contain information on a broad array of products and services offered by small business concerns.

This information should be used as a tool to assist ordering activities in meeting or exceeding established small business goals. It should also be used as a tool to assist in including small, small disadvantaged, and women-owned small businesses among those considered when selecting pricelists for a best value determination.

For orders exceeding the micropurchase threshold, customers are to give preference to small business concerns when two or more items at the same delivered price will satisfy their requirement.

1.  Geographic Scope of Contract:

**The minimum acceptable geographic scope of contract is the 48 contiguous states and the District of Columbia. If the scope

10


includes Alaska, Hawaii, or the Commonwealth of Puerto Rico, identify these locations. Any overseas locations must also be specifically identified.**

2.  Contractor's Ordering Address and Payment Information:

**The Contractor should insert the complete address(es) for ordering (see paragraph G.8) and payment (see paragraph G.10).**

Contractors are required to accept the Government purchase card for payments equal to or less than the micro-purchase threshold for oral or written delivery orders. Government purchase cards will/will not be acceptable for payment above the micro-purchase threshold. In addition, bank account information for wire transfer payments will be shown on the invoice.

**Choose the appropriate language--"will" or "will not"--in the second sentence. Copy the first and third sentence.**

The following telephone number(s) can be used by ordering agencies to obtain technical and/or ordering assistance:

**Insert the telephone numbers.**

3.  LIABILITY FOR INJURY OR DAMAGE

The Contractor shall not be liable for any injury to Government personnel or damage to Government property arising from the use of equipment maintained by the Contractor, unless such injury or damage is due to the fault or negligence of the Contractor.

4. Statistical Data for Government Ordering Office Completion of Standard Form 279:

     Block 9:  G.  Order/Modification Under Federal Schedule
               --
     Block 16:  Data Universal Numbering System (DUNS)
                Number:  ______________
     Block 30:  Type of Contractor - ____________________________

**Copy the applicable letter and corresponding language from the following list**

          A.  Small Disadvantaged Business
          B.  Other Small Business
          C.  Large Business
          G.  Other Nonprofit Organization
          L.  Foreign Contractor

11

     Block 31:  Woman-Owned Small Business - ________________
          **Yes or No**
     Block 36:  Contractor's Taxpayer Identification Number (TIN)
     _________________

4a.  CAGE Code:  _____________
4b. Contractor has/has not registered with the Central Contractor Registration Database.

**Choose the appropriate language - has/has not - in the above sentence. (see C.43).**

**CAGE Codes are assigned by the Defense Logistics Agency. If you do not currently have a CAGE Code, GSA will supply you with the form necessary to obtain a CAGE Code at a later date.**

5.   FOB Destination

6.   DELIVERY SCHEDULE

     a. TIME OF DELIVERY: The Contractor shall deliver to destination within the number of calendar days after receipt of order (ARO), as set forth below:

     SPECIAL ITEM NUMBER            DELIVERY TIME (Days ARO)
                                      _____
                                      _____

**NOTE: The Time of Delivery stated should be identical to that shown under paragraph B.2, PRODUCTS AND SERVICES OFFERED/SCHEDULE OF ITEMS. If Expedited Delivery and/or Overnight and 2-Day Delivery are offered under paragraph C.12, COMMERCIAL DELIVERY SCHEDULE (MULTIPLE AWARD SCHEDULE), provide information in this section of the pricelist.**



     b. URGENT REQUIREMENTS: When the Federal Supply Schedule contract delivery period does not meet the bona fide urgent delivery requirements of an ordering agency, agencies are encouraged, if time permits, to contact the Contractor for the purpose of obtaining accelerated delivery. The Contractor shall replay to the inquiry within 3 workdays after receipt. (Telephonic replies shall be confirmed by the Contractor in writing.) If the Contractor offers an accelerated delivery time acceptable to the ordering agency, any order(s) placed pursuant to the agreed upon accelerated delivery time frame shall be delivered within this shorter delivery time and in accordance with all other terms and conditions of the contract.

REVISION - AMENDMENT #2

12

7.  Discounts:  Prices shown are NET Prices; Basic Discounts have been deducted.

     a. Prompt Payment: ___% - ___ days from receipt of invoice or date of acceptance, whichever is later.
     b.  Quantity
     c.  Dollar Volume
     d.  Government Educational Institutions

**If Government Educational Institutions are offered special discounts, which are greater than the discounts offered to other Government customers, specify such discounts. Otherwise, state that Government Educational Institutions are offered the same discounts as all other Government customers.**

     e.  Other

**Provide complete information to explain all of the discounts offered. Copy the language in paragraphs "a" through "f" as applicable to your proposal.**

8.  Trade Agreements Act of 1979, as amended:

All items are U.S. made end products, designated country end products, Caribbean Basin country end products, Canadian end products, or Mexican end products as defined in the Trade Agreements Act of 1979, as amended.

9.  Statement Concerning Availability of Export Packing:



10. Small Requirements: The minimum dollar value of orders to be issued is $_____.

**See C.9, ORDER LIMITATIONS, paragraph (a) Minimum Order.**

11. Maximum Order: (All dollar amounts are exclusive of any discount for prompt payment.)

  a.  Special Item Number 132-3 - Leasing of Equipment

The maximum dollar value per order for all leased equipment will be $500,000.

13

  b.  Special Item Number 132-8 - Purchase of Equipment

The maximum dollar value per order for all purchased equipment will be $500,000.

  c.  Special Item Number 132-12 - Repair Parts/Spare Parts

The maximum dollar value per order for all repair parts/spare parts will be $10,000.

  d.  Special Item Number 132-32 - Term Software Licenses

The maximum dollar value per order for all term software licenses will be $50,000 or $500,000.

  e.  Special Item Number 132-33 - Perpetual Software Licenses

The maximum dollar value per order for all perpetual software licenses will be $50,000 or $500,000.

  f.  Special Item Number 132-50 - Training Courses

The maximum dollar value per order for all training courses will be $25,000.

  g. Special Item Number 132-51 - Information Technology (IT) Professional Services

The maximum dollar value per order for all IT Professional services will be $500,000.

  h.  Special Item Number 132-52 - Electronic Commerce (EC) Services

The maximum dollar value per order for all EC services will be $500,000.

Note: Maximum Orders do not apply to Special Item Numbers 132-12 Maintenance and Repair Service (except for Repair Parts/Spare Parts) or 132-34 Maintenance of Software.

12. USE OF FEDERAL SUPPLY SERVICE INFORMATION TECHNOLOGY SCHEDULE CONTRACTS. In accordance with FAR 8.404:

[NOTE: Special ordering proceedures have been established for Special Item Numbers (SINs) 132-51 IT Professional Services and 132-52 EC Services; refer to the terms and conditions for those SINs.]

14


Orders placed pursuant to a Multiple Award Schedule (MAS), using the procedures in FAR 8.404, are considered to be issued pursuant to full and open competition. Therefore, when placing orders under Federal Supply Schedules, ordering offices need not seek further competition, synopsize the requirement, make a separate determination of fair and reasonable pricing, or consider small business set-asides in accordance with subpart 19.5. GSA has already determined the prices of items under schedule contracts to be fair and reasonable. By placing an order against a schedule using the procedures outlined below, the ordering office has concluded that the order represents the best value and results in the lowest overall cost alternative (considering price, special features, administrative costs, etc.) to meet the Government's needs.

     a. Orders placed at or below the micro-purchase threshold. Ordering offices can place orders at or below the micro-purchase threshold with any Federal Supply Schedule Contractor.

     b. Orders exceeding the micro-purchase threshold but not exceeding the maximum order threshold. Orders should be placed with the Schedule Contractor that can provide the supply or service that represents the best value. Before placing an order, ordering offices should consider reasonably available information about the supply or service offered under MAS contracts by using the "GSA Advantage!" on-line shopping service, or by reviewing the catalogs/pricelists of at least three Schedule Contractors and selecting the delivery and other options available under the schedule that meets the agency's needs. In selecting the supply or service representing the best value, the ordering office may consider--

          (1) Special features of the supply or service that are required in effective program performance and that are not provided by a comparable supply or service;

          (2)  Trade-in considerations;

          (3) Probable life of the item selected as compared with that of a comparable item;

          (4)  Warranty considerations;

          (5)  Maintenance availability;

          (6)  Past performance; and

15

          (7) Environmental and energy efficiency considerations.

     c. Orders exceeding the maximum order threshold. Each schedule contract has an established maximum order threshold. This threshold represents the point where it is advantageous for the ordering office to seek a price reduction. In addition to following the procedures in paragraph b, above, and before placing an order that exceeds the maximum order threshold, ordering offices shall--

          (1) Review additional Schedule Contractors' catalogs/pricelists or use the "GSA Advantage!" on-line shopping service;

          (2) Based upon the initial evaluation, generally seek price reductions from the Schedule Contractor(s) appearing to provide the best value (considering price and other factors); and

          (3) After price reductions have been sought, place the order with the Schedule Contractor that provides the best value and results in the lowest overall cost alternative. If further price reductions are not offered, an order may still be placed, if the ordering office determines that it is appropriate.

     NOTE: For orders exceeding the maximum order threshold, the Contractor may:

          (1) Offer a new lower price for this requirement (the Price Reductions clause is not applicable to orders placed over the maximum order in FAR 52.216-19 Order Limitations);

          (2)  Offer the lowest price available under the contract; or

          (3) Decline the order (orders must be returned in accordance with FAR 52.216-19).

     d. Blanket purchase agreements (BPAs). The establishment of Federal Supply Schedule BPAs is permitted when following the ordering procedures in FAR
8.404. All schedule contracts contain BPA provisions. Ordering offices may use BPAs to establish accounts with Contractors to fill recurring requirements.
BPAs should address the frequency of ordering and invoicing, discounts, and delivery locations and times.

16

     e. Price reductions. In addition to the circumstances outlined in paragraph c, above, there may be instances when ordering offices will find it advantageous to request a price reduction. For example, when the ordering office finds a schedule supply or service elsewhere at a lower price or when a BPA is being established to fill recurring requirements, requesting a price reduction could be advantageous. The potential volume of orders under these agreements, regardless of the size of the individual order, may offer the ordering office the opportunity to secure greater discounts. Schedule Contractors are not required to pass on to all schedule users a price reduction extended only to an individual agency for a specific order.

     f. Small business. For orders exceeding the micro-purchase threshold, ordering offices should give preference to the items of small business concerns when two or more items at the same delivered price will satisfy the requirement.

     g. Documentation. Orders should be documented, at a minimum, by identifying the Contractor the item was purchased from, the item purchased, and the amount paid. If an agency requirement in excess of the micro-purchase threshold is defined so as to require a particular brand name, product, or feature of a product peculiar to one manufacturer, thereby precluding consideration of a product manufactured by another company, the ordering office shall include an explanation in the file as to why the particular brand name, product, or feature is essential to satisfy the agency's needs.

13.   FEDERAL INFORMATION TECHNOLOGY/TELECOMMUNICATION STANDARDS REQUIREMENTS:
Federal departments and agencies acquiring products from this Schedule must comply with the provisions of the Federal Standards Program, as appropriate (reference: NIST Federal Standards Index). Inquiries to determine whether or not specific products listed herein comply with Federal Information Processing Standards (FIPS) or Federal Telecommunication Standards (FED-STDS), which are cited by ordering offices, shall be responded to promptly by the Contractor.

13.1  FEDERAL INFORMATION PROCESSING STANDARDS PUBLICATIONS (FIPS PUBS):
Information Technology products under this Schedule that do not conform to Federal Information Processing Standards (FIPS) should not be acquired unless a waiver has been granted in accordance with the applicable "FIPS Publication." Federal Information Processing Standards Publications (FIPS PUBS) are issued by the U.S. Department of Commerce, National Institute of Standards and Technology
(NIST), pursuant to National Security

17

Act. Information concerning their availability and applicability should be obtained from the National Technical Information Service (NTIS), 5285 Port Royal Road, Springfield, Virginia 22161. FIPS PUBS include voluntary standards when these are adopted for Federal use. Individual orders for FIPS PUBS should be referred to the NTIS Sales Office, and orders for subscription service should be referred to the NTIS Subscription Officer, both at the above address, or telephone number (703) 487-4650.

13.2 FEDERAL TELECOMMUNICATION STANDARDS (FED-STDS): Telecommunication products under this Schedule that do not conform to Federal Telecommunication Standards (FED-STDS) should not be acquired unless a waiver has been granted in accordance with the applicable "FED-STD." Federal Telecommunication Standards are issued by the U.S. Department of Commerce, National Institute of Standards and Technology (NIST), pursuant to National Security Act. Ordering information and information concerning the availability of FED-STDS should be obtained from the GSA, Federal Supply Service, Specification Section, 470 East L'Enfant Plaza, Suite 8100, SW, Washington, DC 20407, telephone number (202)619-8925. Please include a self-addressed mailing label when requesting information by mail. Information concerning their applicability can be obtained by writing or calling the U.S. Department of Commerce, National Institute of Standards and Technology, Gaithersburg, MD 20899, telephone number (301)975-2833.

14. SECURITY REQUIREMENTS. In the event security requirements are necessary, the ordering activities may incorporate, in their delivery orders, a security clause in accordance with current laws, regulations, and individual agency policy; however, the burden of administering the security requirements shall be with the ordering agency. If any costs are incurred as a result of the inclusion of security requirements, such costs will not exceed ten percent (10%) or $100,000, of the total dollar value of the order, whichever is lessor.

15. CONTRACT ADMINISTRATION FOR ORDERING OFFICES: Any ordering office, with respect to any one or more delivery orders placed by it under this contract, may exercise the same rights of termination as might the GSA Contracting Officer under provisions of FAR 52.212-4, paragraphs (l) Termination for the Government's convenience, and (m) Termination for Cause (See C.1.)

16.  GSA Advantage!

GSA Advantage! is an on-line, interactive electronic information and ordering system that provides on-line access to vendors'

18

schedule prices with ordering information. GSA Advantage! will allow the user to perform various searches across all contracts including, but not limited to:

  (1)  Manufacturer;
  (2)  Manufacturer's Part Number; and
  (3)  Product categories.

Agencies can browse GSA Advantage! by accessing the Internet World Wide Web utilizing a browser (ex.: NetScape). The Internet address is http://www.fss.gsa.gov/.

17.  PURCHASE OF INCIDENTAL, NON-SCHEDULE ITEMS

For administrative convenience, open market (non-contract) items may be added to a Federal Supply Schedule Blanket Purchase Agreement (BPA) or an individual order, provided that the items are clearly labeled as such on the order, all applicable regulations have been followed, and price reasonableness has been determined by the ordering activity for the open market (non-contract) items.

18.  CONTRACTOR COMMITMENTS, WARRANTIES AND REPRESENTATIONS

     a. For the purpose of this contract, commitments, warranties and representations include, in addition to those agreed to for the entire schedule contract:

  (1) Time of delivery/installation quotations for individual orders;

  (2) Technical representations and/or warranties of products concerning performance, total system performance and/or configuration, physical, design and/or functional characteristics and capabilities of a product/equipment/ service/software package submitted in response to requirements which result in orders under this schedule contract.

  (3) Any representations and/or warranties concerning the products made in any literature, description, drawings and/or specifications furnished by the Contractor.

     b. The above is not intended to incumpus items not currently covered by the GSA Schedule contract.

19

19.  OVERSEAS ACTIVITIES

The terms and conditions of this contract shall apply to all orders for installation, maintenance and repair of equipment in areas listed in the pricelist outside the 48 contiguous states and the District of Columbia, except as indicated below:





Upon request of the Contractor, the Government may provide the Contractor with logistics support, as available, in accordance with all applicable Government regulations. Such Government support will be provided on a reimbursable basis, and will only be provided to the Contractor's technical personnel whose services are exclusively required for the fulfillment of the terms and conditions of this contract.

20.  YEAR 2000 WARRANTY--COMMERCIAL SUPPLY ITEMS

(a) As used in this clause, "Year 2000 compliant" means, with respect to information technology, that the information technology accurately processes date/time data (including, but not limited to, calculating, comparing and sequencing) from, into, and between the twentieth and twenty-first centuries, and the years 1999 and 2000, and leap year calculations, to the extent that other information technology used in combination with the information technology being acquired, properly exchanges date/time data with it.

(b) The Contractor shall warrant that each hardware, software, and firmware product delivered under this contract shall be able to accurately process date time data (including, but not limited to, calculating, comparing, and sequencing) from, into, and between the twentieth and twenty-first centuries, including leap year calculations, when used in accordance with the product documentation provided by the Contractor, provided that all products (e.g. hardware, software, firmware) used in combination with products properly exchange date time data with it. If the contract requires that specific listed products must perform as a system in accordance with the foregoing warranty, then that warranty shall apply to those products as a system. The duration of this warranty and the remedies available under this warranty shall include repair or replacement of any product whose non-compliance is discovered and made known to the Contractor in

REVISION - AMENDMENT #2

20

writing within ninety (90) days after acceptance (installation is considered acceptance). The Contractor may offer an extended warranty to the Government to include repair or replacement of any product whose non-compliance is discovered and made known to the Contractor in writing at any time prior to June 1, 2000, or for a period of 6 months following acceptance (installation is considered acceptance) whichever is later. Nothing in this warranty shall be construed to limit any rights or remedies the Government may otherwise have under this contract with respect to defects other than Year 2000 performance.

21

21. BLANKET PURCHASE AGREEMENTS (BPAs)

Federal Acquisition Regulation (FAR) 13.201(a) defines Blanket Purchase Agreements (BPAs) as "...a simplified method of filling anticipated repetitive needs for supplies or services by establishing `charge accounts' with qualified sources of supply." The use of Blanket Purchase Agreements under the Federal Supply Schedule Program is authorized in accordance with FAR 13.202(c)(3), which reads, in part, as follows:

"BPAs may be established with Federal Supply Schedule Contractors, if not inconsistent with the terms of the applicable schedule contract."

Federal Supply Schedule contracts contain BPA provisions to enable schedule users to maximize their administrative and purchasing savings. This feature permits schedule users to set up "accounts" with Schedule Contractors to fill recurring requirements. These accounts establish a period for the BPA and generally address issues such as the frequency of ordering and invoicing, authorized callers, discounts, delivery locations and times. Agencies may qualify for the best quantity/volume discounts available under the contract, based on the potential volume of business that may be generated through such an agreement, regardless of the size of the individual orders. In addition, agencies may be able to secure a discount higher than that available in the contract based on the aggregate volume of business possible under a BPA. Finally, Contractors may be open to a progressive type of discounting where the discount would increase once the sales accumulated under the BPA reach certain prescribed levels. Use of a BPA may be particularly useful with the new Maximum Order feature. See the Suggested Format, contained in this Schedule Pricelist, for customers to consider when using this purchasing tool.

REVISION - AMENDMENT #2

22


22. CONTRACTOR TEAM ARRANGEMENTS

Federal Supply Schedule Contractors may use "Contractor Team Arrangements" (see FAR 9.6) to provide solutions when responding to a customer agency requirements. The policy and procedures outlined in this part will provide more flexibility and allow innovative acquisition methods when using the Federal Supply Schedules. See the additional information regarding Contractor Team Arrangements in this Schedule Pricelist.

23


                       TERMS AND CONDITIONS APPLICABLE TO
                     LEASING OF GENERAL PURPOSE COMMERCIAL
                        INFORMATION TECHNOLGY EQUIPMENT
                          (SPECIAL ITEM NUMBER 132-3)

1.  STATEMENT

    a. It is understood by all parties to this contract that this is a leasing arrangement. In that regard, the Government, as lessee, anticipates fulfilling the leasing agreement. The Government, upon issuance of the delivery order, contemplates the use of the equipment for the life of the lease (N months as specified in the delivery order). However, unless the ordering office has funding which exceeds a Government fiscal year, the initial term of the leasing agreement is from the date of the equipment acceptance through September 30 of the fiscal year in which the order is placed.

    b. Agencies are advised to follow the guidance provided in Federal Acquisition Regulation (FAR) Subpart 7.4 Equipment Lease or Purchase, and the guidelines provided in Federal Property Management Regulations (FPMR) 101-25.5 Guidelines for Making Purchase or Lease Determinations, in determining whether equipment should be acquired by purchase or lease.

2.  LEASING OPTIONS

The Government will consider proposals for leasing options which the Contractor believes will have application in the Government. Only those vendor proposed options which are considered to represent good value will be accepted. The following leasing options are suggested :

    a.  Lease to Ownership (Capital Lease)
    b.  Lease with Option to Own (Operating Lease)
    c.  Lease of a Solution

3.  ORDERS AND PERIODS OF LEASING ARRANGEMENTS

    a. Orders placing equipment under a leasing arrangement must specify the applicable leasing option under which the equipment is being leased.

    b. Annual Funding. When annually appropriated funds are cited on an order for leasing, the following applies:

26

     (1) Any lease executed by the Government shall be on the basis that the known requirements exceed the initial leasing term of twelve (12) months, or the remainder of the fiscal year. Due to funding constraints, however, the Government cannot normally commit to a longer term at the commencement of the lease. In order to permit the exercise of renewal options granted to the Government under the lease, the total leasing term will be specified in the delivery order. All orders for leasing shall remain in effect through September 30 of the fiscal year or the planned expiration date of the lease, whichever is earlier, unless the Government exercises its rights hereunder to acquire title to the equipment prior to the planned expiration date. Orders under the lease shall not be deemed to obligate succeeding fiscal year's funds or to otherwise commit the Government to a renewal.

     (2) All orders for leasing automatically terminate on September 30 of the contract term; however, ordering offices should notify the Contractor in writing thirty (30) calendar days prior to the expiration of such orders as to the Government's intent to renew. Such notice to renew shall not bind the Government. The Government has the option to renew each year at the original lease monthly charge in effect at the time the leasing order is placed, until the completion of the leasing agreement. If the Government exercises its option to renew, the leasing order, as renewed, shall include an option to renew until the expiration of the leasing agreement.

  c. Cross-year Funding Within Contract Period. Where an ordering office's specific appropriation authority provides for funds in excess of a 12 month (fiscal year) period, the ordering office may place an order for leasing under this schedule contract for a period up to the expiration of the contract period, notwithstanding the intervening fiscal years.

  d. In recognition of the types of products on this Schedule and the potential adverse impact to the Government's mission, the Government's quiet and peaceful possession and unrestricted use of the equipment shall not be disturbed in the event the equipment is sold by the Contractor, or in the event of bankruptcy of the Contractor, corporate dissolution of the Contractor, or other event, so long as the Government is not in default. The equipment shall remain in the possession of the Government until the expiration of the lease. Any assignment, sale, bankruptcy, or other transfer of the leased equipment by the Contractor will not relieve the Contractor of its obligations to the Government, and will not change the Government's duties or increase the burdens or risks imposed on the Government.

27


    e. GSAR 552.232-23 Assignment of Claims is incorporated herein by reference as part of this pricelist.

4.  MAINTENANCE AND INSTALLATION

    a. Maintenance and installation, when applicable, normally are not included in the charge for leasing. The Government may obtain installation and/or maintenance from the Contractor or from other sources, including Government performed installation and/or maintenance.

    b. When installation and/or maintenance is to be performed by the Contractor, the payments, terms and conditions will be as stated in this contract. Maintenance payments and terms and conditions during subsequent renewal periods of this lease will be those of the prevailing GSA Schedule contract in effect.

5.  MONTHLY PAYMENTS

    a. Prior to the placement of an order under this Special Item Number, the Government ordering office and the Contractor must agree on a "base value" for the products to be leased. For Lease to Ownership (Capital Lease) the base value will be the contract purchase price (less any discounts). For Lease with Option to Own (Operating Lease), the base value will be the contract purchase price (less any discounts), less a mutually agreed upon residual value for the products. The residual value will be used in the calculation of the original lease payment, lease extension payments, and the purchase option price.

    b. To determine the initial lease term payment, the Contractor agrees to apply the negotiated lease factor to the agreed upon base value: _______________
______________________________________

        For Example: Lease factor one (1) percent over the rate for the three year (or other term) Treasury Bill (T-bill) at the most current U. S. Treasury auction.

        The lease payment may be calculated by using a programmed business calculator or by using "rate" functions provided in commercial computer spreadsheets (e.g., Lotus 1-2-3, Excel).

    c. For any lease extension, the extension lease payment will be based on the original residual value, in lieu of the purchase price. The ordering agency and the Contractor shall agree on a new residual value based on the estimated fair market price at the end of the extension. The formula to determine the lease payment will be that in 5.b. above.

28

d. The purchase option price will be the fair market value of the product. The fair market value will not exceed the Base Value principal not paid (see Title Acquisition Formula shown below), plus the residual value, plus the Financial Cost for the Residual Value.

    Financial Cost for Residual = R x (I x t)

    WHERE: R = Residual Value
           I = Annual Interest Rate
           t = Term in months (T/12)
           T = Term in years

In the event the Government desires, at any time, to acquire title to equipment leased hereunder, the Government may make a one-time lump sum payment. Upon request by the Government, the Contractor will provide a quotation of the lump sum payment amount, in accordance with the following Title Acquisition Formula; such quotation shall be effective only if the order is received by the Contractor during the month of the applicable quotation.

TITLE ACQUISITION FORMULA =

    |   X -       X           |
            -------------
    |                         |     + Residual Value
    |       [1 + RATE]/N      |     + Financial Cost for Residual
    |  ____________________   |
    |          RATE           |

WHERE:  X = Lease monthly charge

        N = Number of months in original lease term less the number of full, unabated lease monthly charges received by the Contractor prior to exercise of option.

6.  LEASE END/DISCONTINUANCE OPTIONS

Upon written notice, at least thirty (30) days prior to expiration of the lease term, and provided the Government is not in default, the Government may:

a.  exercise the purchase option set forth in the lease (5.d above);
b.  enter into a new lease agreement (5.c above);
c. return the equipment to the Contractor at the expiration date of the lease pursuant to paragraph 12.

29


7.  UPGRADES AND ADDITIONS

    a. The Government may affix or install any accessory, addition, upgrade, equipment or device on the equipment ("additions") provided that such additions:

        (1) can be removed without causing material damage to the equipment;
        (2) do not reduce the value of the equipment; and
        (3) are obtained from or approved by the Contractor, and are not subject to the interest of any third party other than the Contractor.

    b. Any other additions may not be installed without the Contractor's prior written consent. At the end of the lease term, the Government shall remove any additions which:

        (1) were not leased from the Contractor, and

        (2) are readily removable without causing material damage or impairment of the intended function, use, or value of the equipment, and restore the equipment to its original configuration.

    c. Any Additions which are not so removable will become the Contractor's property (lien free).

8.  RISK OF LOSS OR DAMAGE

The Government is relieved from all risk of loss or damage to the equipment during periods of transportation, installation, and during the entire time the equipment is in possession of the Government, except when loss or damage is due to the fault or negligence of the Government. The Government shall assume risk of loss or damage to the equipment during relocation unless the Contractor shall undertake such relocation.

9.  TITLE

Equipment shall always remain the property of the Contractor. The Government shall have no right or interest in the equipment except as provided in this leasing agreement and shall hold the equipment subject and subordinate to the rights of the Contractor.

10.  TAXES

The Contractor is responsible for all state and local taxes.

30


11. DISCONTINUANCE AND TERMINATION

Notwithstanding the provisions of 3.b(1) and (2), equipment leased under this agreement may be terminated at any time during a fiscal year in accordance with FAR 52.212-4, paragraph (l) Termination for the Government's convenience.

12. RETURN OF EQUIPMENT

Within thirty (30) days after the date of expiration or termination of leasing agreement, the Government shall, at its own risk and expense, have the equipment packed for shipment in accordance with the Contractor's specifications and shall return the equipment to the Contractor at the Contractor's facility nearest to the Government location, in the same condition as when delivered, ordinary wear and tear excepted.

Upon request by the Government and at the Government's expense, the Contractor shall assist in the deinstallation and packing of equipment so terminated or discontinued. Such services, if required, are outside the scope of the contract.

31



                TERMS AND CONDITIONS APPLICABLE TO PURCHASE OF
          GENERAL PURPOSE COMMERCIAL INFORMATION TECHNOLOGY EQUIPMENT
                          (SPECIAL ITEM NUMBER 132-8)

1.  MATERIAL AND WORKMANSHIP

All equipment furnished hereunder must satisfactorily perform the function for which it is intended.

2.  ORDER

Written orders, EDI orders (GSA Advantage! and FACNET), credit card orders, and orders placed under blanket purchase agreements (BPA) agreements shall be the basis for purchase in accordance with the provisions of this contract. If time of delivery extends beyond the expiration date of the contract, the Contractor will be obligated to meet the delivery and installation date specified in the original order.

For credit card orders and BPAs, telephone orders are permissible.

3.  TRANSPORTATION OF EQUIPMENT

FOB DESTINATION. Prices cover equipment delivery to destination, for any location within the geographic scope of this contract.

4.  INSTALLATION AND TECHNICAL SERVICES

**NOTE: Contractors are to indicate in the pricelist whether the equipment is self-installable.**

    a. INSTALLATION. When the equipment provided under this contract is not normally self-installable, the Contractor's technical personnel shall be available to the Government, at the Government's location, to install the equipment and to train Government personnel in the use and maintenance of the equipment. The charges, if any, for such services are listed below, or in the price schedule:



**NOTE:  CONTRACTORS SHOULD PROVIDE COMMERCIAL PRACTICES FOR
INSTALLATION/DEINSTALLATION/REINSTALLATION FOR REVIEW AND POSSIBLE INCLUSION IN THE CONTRACT.**

32

    b. OPERATING AND MAINTENANCE MANUALS. The Contractor shall furnish the Government with one (1) copy of all operating and maintenance manuals which are normally provided with the equipment being purchased.

5.  INSPECTION/ACCEPTANCE

The Contractor shall only tender for acceptance those items that conform to the requirements of this contract. The Government reserves the right to inspect or test any equipment that has been tendered for acceptance. The Government may require repair or replacement of nonconforming equipment at no increase in contract price. The Government must exercise its postacceptance rights (1) within a reasonable time after the defect was discovered or should have been discovered; and (2) before any substantial change occurs in the condition of the item, unless the change is due to the defect in the item.

6.  WARRANTY

    a. Unless specified otherwise in this contract, the Contractor's standard commercial warranty as stated in the contract's commercial pricelist will apply to this contract.

**Contractor is to insert commercial warranty clauses.**

    b. The Contractor warrants and implies that the items delivered hereunder are merchantable and fit for use for the particular purpose described in this contract.

    c. Limitation of Liability. Except as otherwise provided by an express or implied warranty, the Contractor will not be liable to the Government for consequential damages resulting from any defect or deficiencies in accepted items.

    d. If inspection and repair of defective equipment under this warranty will be performed at the Contractor's plant, the address is as follows:


7.  PURCHASE PRICE FOR ORDERED EQUIPMENT

The purchase price that the Government will be charged will be the Government purchase price in effect at the time of order placement, or the Government purchase price in effect on the installation date (or delivery date when installation is not applicable), whichever is less.

33


8.  RESPONSIBILITIES OF THE CONTRACTOR

The Contractor shall comply with all laws, ordinances, and regulations (Federal, State, City or otherwise) covering work of this character, and shall include all costs, if any, of such compliance in the prices quoted in this offer.

9.  TRADE-IN OF INFORMATION TECHNOLOGY EQUIPMENT

When an agency determines that Information Technology equipment will be replaced, the agency shall follow the contracting policies and procedures in the Federal Acquisition Regulation (FAR), the policies and procedures regarding disposition of information technology excess personal property in the Federal Property Management Regulations (FPMR) (41 CFR 101-43.6), and the policies and procedures on exchange/sale contained in the FPMR (41 CFR part 101-46).

34


            TERMS AND CONDITIONS APPLICABLE TO MAINTENANCE, REPAIR
           SERVICE AND REPAIR PARTS/SPARE PARTS FOR GOVERNMENT-OWNED
               GENERAL PURPOSE COMMERCIAL INFORMATION TECHNOLOGY
               EQUIPMENT (AFTER EXPIRATION OF GUARANTEE/WARRANTY
            PROVISIONS AND/OR WHEN REQUIRED SERVICE IS NOT COVERED
          BY GUARANTEE/WARRANTY PROVISIONS) AND FOR LEASED EQUIPMENT
                         (SPECIAL ITEM NUMBER 132-12)


1.   SERVICE AREAS

     a. The maintenance and repair service rates listed herein are applicable to any Government location within a _____________ (**insert miles**) mile radius of the Contractor's service points. If any additional charge is to apply because of the greater distance from the Contractor's service locations, the mileage rate or other distance factor shall be stated in paragraphs 7.d and 8.d of this Special Item Number 132-12.

     b. When repair services cannot be performed at the Government installation site, the repair services will be performed at the Contractor's plant(s) listed below:




2.   MAINTENANCE ORDER

     a. Agencies may use written orders, EDI orders, credit card orders, or BPAs, for ordering maintenance under this contract. The Contractor shall confirm orders within fifteen (15) calendar days from the date of receipt, except that confirmation of orders shall be considered automatic for renewals for maintenance (Special Item Number 132-12). Automatic acceptance of order renewals for maintenance service shall apply for machines which may have been discontinued from use for temporary periods of time not longer than 120 calendar days. If the order is not confirmed by the Contractor as prescribed by this paragraph, the order shall be considered to be confirmed by the Contractor.

     b. The Contractor shall honor orders for maintenance for the duration of the contract period or a lessor period of time, for the equipment shown in the pricelist. Maintenance service shall commence on a mutually agreed upon date, which will be written into the maintenance order. Maintenance orders shall not
                                                                           ---
be made effective before the expiration of any applicable

35


maintenance and parts guarantee/warranty period associated with the purchase of equipment. Orders for maintenance service shall not extend beyond the end of the contract period.

    c. Maintenance may be discontinued by the Government on thirty (30) calendar days written notice, or shorter notice when agreed to by the Contractor; such notice to become effective thirty (30) calendar days from the date on the notification. However, the Government may extend the original discontinuance date upon written notice to the Contractor, provided that such notice is furnished at least ten (10) calendar days prior to the original discontinuance date.

    d. Annual Funding. When annually appropriated funds are cited on a maintenance order, the period of maintenance shall automatically expire on September 30th of the contract period, or at the end of the contract period, whichever occurs first. Renewal of a maintenance order citing the new appropriation shall be required, if maintenance is to continue during any remainder of the contract period.

    e. Cross-year Funding Within Contract Period. Where an ordering office's specific appropriation authority provides for funds in excess of a 12 month, fiscal year period, the ordering office may place an order under this schedule contract for a period up to the expiration of the contract period, notwithstanding the intervening fiscal years.

    f. Ordering offices should notify the Contractor in writing thirty (30) calendar days prior to the expiration of maintenance service, if maintenance is to be terminated at that time. Orders for continued maintenance will be required if maintenance is to be continued during the subsequent period.

3.  REPAIR SERVICE AND REPAIR PARTS/SPARE PARTS ORDERS

    a. Agencies may use written orders, EDI orders, credit card orders, blanket purchase agreements (BPAs), or small order procedures for ordering repair service and/or repair parts/spare parts under this contract. Orders for repair service shall not extend beyond the end of the contract period.

    b. When repair service is ordered, only one chargeable repairman shall be dispatched to perform repair service, unless the ordering office agrees, in advance, that additional repair personnel are required to effect repairs.

36


4.  LOSS OR DAMAGE

When the Contractor removes equipment to his establishment for repairs, the Contractor shall be responsible for any damage or loss, from the time the equipment is removed from the Government installation, until the equipment is returned to such installation.

5.  SCOPE

    a. The Contractor shall provide maintenance for all equipment listed herein, as requested by the Government agency during the contract term. Repair service and repair parts/spare parts shall apply exclusively to the equipment types/models within the scope of this Information Technology Schedule.

    b. Equipment placed under maintenance service shall be in good operating condition.

        (1) In order to determine that the equipment is in good operating condition, the equipment shall be subject to inspection by the Contractor, without charge to the Government.

        (2) Costs of any repairs performed for the purpose of placing the equipment in good operating condition shall be borne by the Contractor, if the equipment was under the Contractor's guarantee/warranty or maintenance responsibility prior to the effective date of the maintenance order.

        (3) If the equipment was not under the Contractor's responsibility, the costs necessary to place the equipment in proper operating condition are to be borne by the Government, in accordance with the provisions of Special Item Number 132-12 (or outside the scope of this contract).

6.  RESPONSIBILITIES OF THE GOVERNMENT

    a. Government personnel shall not perform maintenance or attempt repairs to equipment while such equipment is under the purview of a maintenance order, unless agreed to by the Contractor.

    b. Subject to security regulations, the Government shall permit access to the equipment which is to be maintained or repaired.

37

7.  RESPONSIBILITIES OF THE CONTRACTOR

For equipment not covered by a maintenance contract or warranty, the Contractor's repair service personnel shall complete repairs as soon as possible after notification by the Government that service is required. Within the service areas, this repair service should normally be done within 4 hours after notification.


8.  MAINTENANCE RATE PROVISIONS

    a. The Contractor shall bear all costs of maintenance, including labor, parts, and such other expenses as are necessary to keep the equipment in good operating condition, provided that the required repairs are not occasioned by fault or negligence of the Government.

     b. REGULAR HOURS

The basic monthly rate for each make and model of equipment shall entitle the Government to maintenance service during a mutually agreed upon nine (9) hour principal period of maintenance, Monday through Friday, exclusive of holidays observed at the Government location.

     c. AFTER HOURS

Should the Government require that maintenance be performed outside of Regular Hours, charges for such maintenance, if any, will be specified in the pricelist. Periods of less than one hour will be prorated to the nearest quarter hour.

     d. TRAVEL AND TRANSPORTATION

If any charge is to apply, over and above the regular maintenance rates, because of the distance between the Government location and the Contractor's service area, the charge will be:



**If there is no additional charge, indicate "none" in the space provided above.**

38

     e.  QUANTITY DISCOUNTS

Quantity discounts from listed maintenance service rates for multiple equipment owned and/or leased by a Government agency are indicated below:

                  Quantity Range           Discounts
                  --------------           ---------

                  ________ Units           ________%
                  ________ Units           ________%
                  ________ Units           ________%


9.   REPAIR SERVICE RATE PROVISIONS

     a. CHARGES. Charges for repair service will include the labor charge, computed at the rates set forth below, for the time during which repairmen are actually engaged in work, and, when applicable, the charge for travel or transportation.

     b. MULTIPLE MACHINES. When repairs are ordered by a Government agency on two or more machines located in one or more buildings within walking distance of each other, the charges will be computed from the time the repairman commences work on the first machine, until the work is completed on the last machine. The time required to go from one machine to another, or from one building to another, will be considered actual work performance, and chargeable to the Government, provided the time consumed in going between machines (or buildings) is reasonable.

     c.   TRAVEL OR TRANSPORTATION

          (1) AT THE CONTRACTOR'S SHOP

              (a) When equipment is returned to the Contractor's shop for adjustments or repairs which are not covered by the guarantee/warranty provision, the cost of transportation, packing, etc., from the Government location to the Contractor's plant, and return to the Government location, shall be borne by the Government.

              (b) The Government should not return defective equipment to the Contractor for adjustments and repairs or replacement without his prior consultation and instruction.

39

          (2) AT THE GOVERNMENT LOCATION (Within Established Service Areas)

When equipment is repaired at the Government location, and repair service rates are established for service areas or zones, the listed rates are applicable to any Government location within such service areas or zones. No extra charge, time, or expense will be allowed for travel or transportation of repairmen or machines to or from the Government office; such overhead is included in the repair service rates listed.

          (3) AT THE GOVERNMENT LOCATION (Outside Established Service Areas)

              (a) The repair service rates listed for subparagraph (2) above apply, except that a travel charge of _____ per mile for repairmen will apply to the round-trip distance between the geographic limits of the applicable service area and the Government location. Such charge will apply as an additional charge, but it will be limited to one round trip for each request that is made by the ordering activity for repair service, regardless of whether repairs are performed at the Government location or at the Contractor's shop.

              (b) When the overall travel charge computed at the above mileage rate is unreasonable (considering the time required for travel, actual and necessary transportation costs, and the allowable Government per diem rate for each night the repairman is required to remain overnight at the Government location), the Government shall have the option of reimbursing the Contractor for actual costs, provided that the actual costs are reasonable and allowable. The Contractor shall furnish the Government with a report of travel performed and related expenses incurred. The report shall include departure and arrival dates, times, and the applicable mode of travel.

     d.   LABOR RATES

          (1) REGULAR HOURS

The Regular Hours repair service rates listed herein shall entitle the Government to repair service during the period 8:00 a.m. to 5:00 p.m., Monday through Friday, exclusive of holidays observed at the Government location. There shall be no additional charge for repair service which was requested during Regular Hours, but performed outside the Regular Hours defined above, at the convenience of the Contractor.

40

          (2) AFTER HOURS

When the Government requires that repair service be performed outside the Regular Hours defined above, except Sundays and Holidays observed at the Government location, the After Hours repair service rates listed herein shall apply. The Regular Hours rates defined above shall apply when repair service is requested during Regular Hours, but performed After Hours at the convenience of the Contractor.

          (3) SUNDAYS AND HOLIDAYS

When the Government requires that repair service be performed on Sundays and Holidays observed at the Government location, the Sundays and Holidays repair service rates listed herein shall apply. When repair service is requested to be performed during Regular Hours and/or After Hours, but is performed at the convenience of the Contractor on Sundays or Holidays observed at the Government location, the Regular Hours and/or After Hours repair service rates, as applicable, shall apply.

                              REPAIR SERVICE RATES
                              --------------------

                                     REGULAR       AFTER      SUNDAYS AND
                          MINIMUM     HOURS        HOURS       HOLIDAYS
LOCATION                  CHARGE*   PER HOUR**   PER HOUR**    PER HOUR
--------                  -------   ----------   ----------   -----------

CONTRACTOR'S SHOP         ______    _________    _________    __________

GOVERNMENT LOCATION
(WITHIN ESTABLISHED
SERVICE AREAS)            ______    _________    _________    __________

GOVERNMENT LOCATION
(OUTSIDE ESTABLISHED
SERVICE AREAS)            ______    _________    _________    __________

*MINIMUM CHARGES INCLUDE ___ FULL HOURS ON THE JOB.

**FRACTIONAL HOURS, AT THE END OF THE JOB, WILL BE PRORATED TO THE NEAREST QUARTER HOUR.

10.  REPAIR PARTS/SPARE PARTS RATE PROVISIONS

All parts, furnished as spares or as repair parts in connection with the repair of equipment, unless otherwise indicated in this pricelist, shall be new, standard parts manufactured by the equipment manufacturer. All parts shall be furnished at prices indicated in the Contractor's commercial pricelist dated ______________, at a discount of ______% from such listed prices.

41


11.  GUARANTEE/WARRANTY--REPAIR SERVICE AND REPAIR PARTS/SPARE PARTS

     a.   REPAIR SERVICE

All repair work will be guaranteed/warranted for a period of _________________ **insert commercial warranty**.

     b.   REPAIR PARTS/SPARE PARTS

All parts, furnished either as spares or repairs parts will be guaranteed/warranted for a period _________________ **insert commercial warranty**.

12.  INVOICES AND PAYMENTS

     a.   Maintenance Service

          (1) Invoices for maintenance service shall be submitted by the Contractor on a quarterly or monthly basis, after the completion of such period. Maintenance charges must be paid in arrears (31 U.S.C. 3324). PROMPT PAYMENT DISCOUNT, IF APPLICABLE, SHALL BE SHOWN ON THE INVOICE.

          (2) Payment for maintenance service of less than one month's duration shall be prorated at 1/30th of the monthly rate for each calendar day.

     b.   Repair Service and Repair Parts/Spare Parts

Invoices for repair service and parts shall be submitted by the Contractor as soon as possible after completion of work. Payment under blanket purchase agreements will be made quarterly or monthly, except where cash payment procedures are used. Invoices shall be submitted separately to each Government office ordering services under the contract. The cost of repair parts shall be shown as a separate item on the invoice, and shall be priced in accordance with paragraph #10, above. PROMPT PAYMENT DISCOUNT, IF APPLICABLE, SHALL BE SHOWN ON THE INVOICE.

42


                      TERMS AND CONDITIONS APPLICABLE TO
             TERM SOFTWARE LICENSES (SPECIAL ITEM NUMBER 132-32),
         PERPETUAL SOFTWARE LICENSES (SPECIAL ITEM NUMBER 132-33) AND
          MAINTENANCE (SPECIAL ITEM NUMBER 132-34) OF GENERAL PURPOSE
                  COMMERCIAL INFORMATION TECHNOLOGY SOFTWARE

1.  INSPECTION/ACCEPTANCE

The Contractor shall only tender for acceptance those items that conform to the requirements of this contract. The Government reserves the right to inspect or test any software that has been tendered for acceptance. The Government may require repair or replacement of nonconforming software at no increase in contract price. The Government must exercise its postacceptance rights (1) within a reasonable time after the defect was discovered or should have been discovered; and (2) before any substantial change occurs in the condition of the software, unless the change is due to the defect in the software.

2.  GUARANTEE/WARRANTY

    a. Unless specified otherwise in this contract, the Contractor's standard commercial guarantee/warranty as stated in the contract's commercial pricelist will apply to this contract.

**Contractor is to insert commercial guarantee/warranty clauses.**

    b. The Contractor warrants and implies that the items delivered hereunder are merchantable and fit for use for the particular purpose described in this contract.

    c. Limitation of Liability. Except as otherwise provided by an express or implied warranty, the Contractor will not be liable to the Government for consequential damages resulting from any defect or deficiencies in accepted items.

3.  TECHNICAL SERVICES

The Contractor, without additional charge to the Government, shall provide a hot line technical support number _______________ for the purpose of providing user assistance and guidance in the implementation of the software. The technical support number is available from ___________ to ___________.

**Provide telephone number and hours of operation for technical support hot line; indicate applicable time zone for the hours of operation--i.e., Eastern time, Central time, Mountain time or Pacific time.**

43

4.  SOFTWARE MAINTENANCE

    a.  Software maintenance service shall include the following:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

    b. Invoices for maintenance service shall be submitted by the Contractor on a quarterly or monthly basis, after the completion of such period. Maintenance charges must be paid in arrears (31 U.S.C. 3324). PROMPT PAYMENT DISCOUNT, IF APPLICABLE, SHALL BE SHOWN ON THE INVOICE.

5.  PERIODS OF TERM LICENSES (132-32) AND MAINTENANCE (132-34)

    a. The Contractor shall honor orders for periods for the duration of the contract period or a lessor period of time.

    b. Term licenses and/or maintenance may be discontinued by the Government on thirty (30) calendar days written notice to the Contractor.

    c. Annual Funding. When annually appropriated funds are cited on an order for term licenses and/or maintenance, the period of the term licenses and/or maintenance shall automatically expire on September 30 of the contract period, or at the end of the contract period, whichever occurs first. Renewal of the term licenses and/or maintenance orders citing the new appropriation shall be required, if the term licenses and/or maintenance is to be continued during any remainder of the contract period.

    d. Cross-Year Funding Within Contract Period. Where an ordering office's specific appropriation authority provides for funds in excess of a 12 month (fiscal year) period, the ordering office may place an order under this schedule contract for a period up to the expiration of the contract period, notwithstanding the intervening fiscal years.

    e. Ordering offices should notify the Contractor in writing thirty (30) calendar days prior to the expiration of an order, if the term licenses and/or maintenance is to be terminated at that time. Orders for the continuation of term licenses and/or maintenance will be required if the term licenses and/or maintenance is to be continued during the subsequent period.

44

**The phrase, "Term Licenses and/or Maintenance" in the preceding paragraphs may need to be revised in order to be consistent with the Offeror's proposal; e.g., if only software maintenance is offered, all references to "term licenses" should be deleted from the preceding paragraphs.**

6.   CONVERSION FROM TERM LICENSE TO PERPETUAL LICENSE

     a. The Government may convert term licenses to perpetual licenses for any or all software at any time following acceptance of software. At the request of the Government the Contractor shall furnish, within ten (l0) calendar days, for each software product that is contemplated for conversion, the total amount of conversion credits which have accrued while the software was on a term license and the date of the last update or enhancement.

     b. Conversion credits which are provided shall, within the limits specified, continue to accrue from one contract period to the next, provided the software remains on a term license within the Government.

     c. The term license for each software product shall be discontinued on the day immediately preceding the effective date of conversion from a term license to a perpetual license.

     d. The price the Government shall pay will be the perpetual license price that prevailed at the time such software was initially ordered under a term license, or the perpetual license price prevailing at the time of conversion from a term license to a perpetual license, whichever is the less, minus an amount equal to __________% of all term license payments during the period that the software was under a term license within the Government.

7.   TERM LICENSE CESSATION

     a. After a software product has been on a continuous term license for a period of ___________ * months, a fully paid-up, non-exclusive, perpetual license for the software product shall automatically accrue to the Government. The period of continuous term license for automatic accrual of a fully paid-up perpetual license does not have to be achieved during a particular fiscal year; it is a written Contractor commitment which continues to be available for software that is initially ordered under this contract, until a fully paid-up perpetual license accrues to the Government. However, should the term license of the software be discontinued before the specified period of the continuous term license has been satisfied, the perpetual license accrual shall be forfeited.

45

**Each separately priced software product shall be individually enumerated, if different accrual periods apply for the purpose of perpetual license attainment.**

    b. The Contractor agrees to provide updates and maintenance service for the software after a perpetual license has accrued, at the prices and terms of Special Item Number l32-34, if the licensee elects to order such services. Title to the software shall remain with the Contractor.

8.  UTILIZATION LIMITATIONS - (132-32, 132-33, AND 132-34)

    a. Software acquisition is limited to commercial computer software defined in FAR Part 2.101.

    b. When acquired by the Government, commercial computer software and related documentation so legend shall be subject to the following:

    (1) Title to and ownership of the software and documentation shall remain with the Contractor, unless otherwise specified.

    (2) Software licenses are by site and by agency. An agency is defined as a cabinet level or independent agency. The software may be used by any subdivision of the agency (service, bureau, division, command, etc.) that has access to the site the software is placed at, even if the subdivision did not participate in the acquisition of the software. Further, the software may be used on a sharing basis where multiple agencies have joint projects that can be satisfied by the use of the software placed at one agency's site. This would allow other agencies access to one agency's database. For Government public domain databases, user agencies and third parties may use the computer program to enter, retrieve, analyze and present data. The user agency will take appropriate action by instruction, agreement, or otherwise, to protect the Contractor's proprietary property with any third parties that are permitted access to the computer programs and documentation in connection with the user agency's permitted use of the computer programs and documentation. For purposes of this section, all such permitted third parties shall be deemed agents of the user agency.

REVISION - AMENDMENT #1

46

     (3) Except as is provided in paragraph 8.b(2) above, the Government shall not provide or otherwise make available the software or documentation, or any portion thereof, in any form, to any third party without the prior written approval of the Contractor. Third parties do not include prime Contractors,
subcontractors and agents of the government who have the    Government's
permission to use the licensed software and documentation at the facility, and who have agreed to use the licensed software and documentation only in accordance with these restrictions. This provision does not limit the right of the Government to use software, documentation, or information therein, which the Government may already have or obtains without restrictions.

     (4) The Government shall have the right to use the computer software and documentation with the computer for which it is acquired at any other facility to which that computer may be transferred, or in cases of disaster recovery, the Government has the right to transfer the software to another site if the Government site for which it is acquired is deemed to be unsafe for Government personnel; to use the computer software and documentation with a backup computer when the primary computer is inoperative; to copy computer programs for safekeeping (archives) or backup purposes; to transfer a copy of the software to another site for purposes of benchmarking new hardware and/or software; and to modify the software and documentation or combine it with other software, provided that the unmodified portions shall remain subject to these restrictions.

     (5) "Commercial Computer Software" may be marked with the Contractor's standard commercial restricted rights legend, but the schedule contract and schedule pricelist, including this clause, "Utilization Limitations" are the only governing terms and conditions, and shall take precedence and supersede any different or additional terms and conditions included in the standard commercial legend.

9.   SOFTWARE CONVERSIONS - (132-32 AND 132-33)

Full monetary credit will be allowed to the Government when conversion from one version of the software to another is made as the result of a change in operating system, or from one computer system to another. Under a perpetual license (132-33), the purchase price of the new software shall be reduced by the amount that was paid to purchase the earlier version. Under a term license (132-32), conversion credits which accrued while the earlier version was under a term license shall carry forward and remain available as conversion credits which may be applied towards the perpetual license price of the new version.

47

10.  DESCRIPTIONS AND EQUIPMENT COMPATIBILITY

The Contractor shall include, in the schedule pricelist, a complete description of each software product and a list of equipment on which the software can be used. Also, included shall be a brief, introductory explanation of the modules and documentation which are offered.

11.  RIGHT-TO-COPY PRICING

The Contractor shall insert the discounted pricing for right-to-copy licenses.

49

                TERMS AND CONDITIONS APPLICABLE TO PURCHASE OF
                TRAINING COURSES FOR GENERAL PURPOSE COMMERCIAL
                 INFORMATION TECHNOLOGY EQUIPMENT AND SOFTWARE
                         (SPECIAL ITEM NUMBER 132-50)

1.   SCOPE

     a. The Contractor shall provide training courses normally available to commercial customers, which will permit Government users to make full, efficient use of general purpose commercial IT products. Training is restricted to training courses for those products within the scope of this solicitation.

     b. The Contractor shall provide training at the Contractor's facility and/or at the Government's location, as agreed to by the Contractor and the Government.

2.   ORDER

Written orders, EDI orders (GSA Advantage! and FACNET), credit card orders, and orders placed under blanket purchase agreements (BPAs) shall be the basis for the purchase of training courses in accordance with the terms of this contract. Orders shall include the student's name, course title, course date and time, and contracted dollar amount of the course.

3.   TIME OF DELIVERY

The Contractor shall conduct training on the date (time, day, month, and year) agreed to by the Contractor and the Government.

4.   CANCELLATION AND RESCHEDULING

     a.   The Government will notify the Contractor at least seventy-two
(72) hours before the scheduled training date, if a student will be unable to attend. The Contractor will then permit the Government to either cancel the order or reschedule the training at no additional charge. In the event the training class is rescheduled, the Government will modify its original training order to specify the time and date of the rescheduled training class.

     b. In the event the Government fails to cancel or reschedule a training course within the time frame specified in paragraph a, above, the Government will be liable for the

50

contracted dollar amount of the training course. The Contractor agrees to permit the Government to reschedule a student who fails to attend a training class within ninety (90) days from the original course date, at no additional charge.

     c. The Government reserves the right to substitute one student for another up to the first day of class.

     d. In the event the Contractor is unable to conduct training on the date agreed to by the Contractor and the Government, the Contractor must notify the Government at least seventy-two (72) hours before the scheduled training date.

5.   FOLLOW-UP SUPPORT

The Contractor agrees to provide each student with unlimited telephone support for a period of one (1) year from the completion of the training course. During this period, the student may contact the Contractor's instructors for refresher assistance and answers to related course curriculum questions.

6.   PRICE FOR TRAINING

The price that the Government will be charged will be the Government training price in effect at the time of order placement, or the Government price in effect at the time the training course is conducted, whichever is less.

7.   INVOICES AND PAYMENT

Invoices for training shall be submitted by the Contractor after Government completion of the training course. Charges for training must be paid in arrears (31 U.S.C. 3324). PROMPT PAYMENT DISCOUNT, IF APPLICABLE, SHALL BE SHOWN ON THE INVOICE.

8.   FORMAT AND CONTENT OF TRAINING

     a. The Contractor shall provide written materials (i.e., manuals, handbooks, texts, etc.) normally provided with course offerings. Such documentation will become the property of the student upon completion of the training class.

     b. **If applicable** For hands-on training courses, there must be a one-to-one assignment of IT equipment to students.

     c. The Contractor shall provide each student with a Certificate of Training at the completion of each training course.

51

     d. The Contractor shall provide the following information for each training course offered:

          (1) The course title and a brief description of the course content, to include the course format (e.g., lecture, discussion, hands-on training);

          (2)  The length of the course;

          (3)  Mandatory and desirable prerequisites for student enrollment;

          (4)  The minimum and maximum number of students per class;

          (5)  The locations where the course is offered;

          (6)  Class schedules; and

          (7)  Price (per student, per class (if applicable)).

     e. For those courses conducted at the Government's location, instructor travel charges (if applicable), including mileage and daily living expenses, must be indicated below. Rates paid as a result of travel must comply with the Federal Travel Regulation or Joint Travel Regulations, as applicable, in effect on the date(s) the travel is performed. Contractors cannot use GSA city pair contracts.



9.   "NO CHARGE" TRAINING

The Contractor shall describe any training provided with equipment and/or software provided under this contract, free of charge, in the space provided below.

52

        TERMS AND CONDITIONS APPLICABLE TO INFORMATION TECHNOLOGY (IT)
            PROFESSIONAL SERVICES (SPECIAL ITEM NUMBER 132-51) AND
        ELECTRONIC COMMERCE (EC) SERVICES (SPECIAL ITEM NUMBER 132-52)

**The phrase, "Information Technology (IT) Professional Services/Electronic Commerce (EC) Services" in the following paragraphs may need to be revised in order to be consistent with the Offeror's proposal; e.g., if only IT Professional Services are offered, all references to EC Services should be deleted.**

1.   SCOPE

     a. The prices, terms and conditions stated under Special Item Number 132-51 Information Technology Professional Services and Special Item Number 132-52 Electronic Commerce Services apply exclusively to IT/EC Services within the scope of this Information Technology Schedule.

     b. The Contractor shall provide services at the Contractor's facility and/or at the Government location, as agreed to by the Contractor and the ordering office.

**NOTE: Include paragraph 2, only if hourly rates for IT Professional Services are offered.**

2.   ORDERING PROCEDURES

a.   Procedures for IT professional services priced on GSA schedule at hourly
     ------------------------------------------------------------------------
rates.
-----

     (1) FAR 8.402 contemplates that GSA may occasionally find it necessary to establish special ordering procedures for individual Federal Supply Schedules or for some Special Item Numbers (SINs) within a Schedule. GSA has established special ordering procedures for IT professional services (SIN 132-51) that are priced on schedule at hourly rates. These special ordering procedures which are outlined herein take precedence over the procedures in FAR 8.404.

     (2) The GSA has determined that the rates for IT professional services contained in this pricelist are fair and reasonable. However, the ordering office using this contract is responsible for considering the level of effort and mix of labor proposed to perform a specific task being ordered and for making a determination that the total firm-fixed price or ceiling price is fair and reasonable.

53

     (3)  When ordering IT professional services ordering offices shall

          (i)    Prepare a Request for Quotation:
                 -------------------------------

                 (A) A performance-based statement of work that outlines, at a minimum, the work to be performed, location of work, period of performance, deliverable schedule, applicable standards, acceptance criteria, and any special requirements (i.e., security clearances, travel, special knowledge, etc.) should be prepared.

                 (B) A request for quotation should be prepared which includes the performance-based statement of work and requests the contractors submit either a firm-fixed price or a ceiling price to provide the services outlined in the statement of work. A firm-fixed price order shall be requested, unless the ordering office makes a determination that it is not possible at the time of placing the order to estimate accurately the extent or duration of the work or to anticipate cost with any reasonable degree of confidence. When such a determination is made, a labor hour or time-and-materials proposal may be requested. The firm-fixed price shall be based on the hourly rates in the schedule contract and shall consider the mix of labor categories and level of effort required to perform the services described in the statement of work. The firm-fixed price of the order should also include any travel costs or other incidental costs related to performance of the services ordered, unless the order provides for reimbursement of travel costs at the rates provided in the Federal Travel or Joint Travel Regulations. A ceiling price must be established for labor hour and time and material orders.

                 (C) The request for quotation may request the contractors, if necessary or appropriate, submit a project plan for performing the task and information on the contractor's experience and/or past performance performing similar tasks.

                 (D) The request for quotation shall notify the contractors what basis will be used for selecting the contractor to receive the order. The notice shall include the basis for determining whether the contractors are technically qualified and provide an explanation regarding the intended use of any experience and/or past performance information in determining technical acceptability of responses. If consideration will be limited to schedule contractors who are small business concerns as permitted by paragraph (ii)(A) below, the request for quotations shall notify the contractors that will be the case.

54

          (ii)   Transmit the Request for quotation to Contractors:
                 --------------------------------------------------

                 (A) Based upon an initial evaluation of catalogs and pricelists, the ordering office should identify the contractors that appear to offer the best value (considering the scope of services offered, hourly rates and other factors such as contractors' locations, as appropriate). When buying IT professional services under SIN 132-51 ONLY, the ordering office, at its discretion, may limit consideration to those schedule contractors that are small business concerns. This limitation is not applicable when buying supplies and/or services under other SINs as well as SIN 132-51. The limitation may only be used when at least three (3) small businesses that appear to offer services that will meet the agency's needs are available, if the order is estimated to exceed the micro-purchase threshold.

                 (B) The request for quotation should be to three (3) contractors if the proposed order is estimated to exceed the micro-purchase threshold, but not to exceed the maximum order threshold. For proposed orders exceeding the maximum order threshold, the request for quotation should be provided to additional contractors that offer services that will meet the agency's needs. Ordering offices should strive to minimize the contractors' costs associated with responding to requests for proposals for specific orders. Requests should be tailored to the minimum level necessary for adequate evaluation and selection for order placement.

          (iii)  Evaluate proposals and select the contractor to receive the
                 -----------------------------------------------------------
order:
------

                After responses have been evaluated against the factors identified in the request for quotation, the order should be placed with the schedule contractor that represents the best value and results in the lowest overall cost alternative (considering price, special qualifications, administrative costs, etc.) to meet the Government's needs.

     (4) The establishment of Federal Supply Schedule Blanket Purchase Agreements (BPAs) for recurring services is permitted when the procedures outlined herein are followed. All BPAs for services must define the services that may be ordered under the BPA, along with delivery or performance time frames, billing procedures, etc. The potential volume of orders under BPAs, regardless of the size of individual orders, may offer the ordering office the opportunity to secure volume discounts. When establishing BPAs ordering offices shall -

55

          (i) Inform contractors in the request for quotation (based on the agency's requirement) if a single BPA or multiple BPAs will be established, and indicate the basis that will be used for selecting the contractors to be awarded the BPAs.

                 (A)  SINGLE BPA:  Generally, a single BPA should be established
                      ----------
when the ordering office can define the tasks to be ordered under the BPA and establish a firm-fixed price or ceiling price for individual tasks or services to be ordered. When this occurs, authorized users may place the order directly under the established BPA when the need for service arises. The schedule contractor that represents the best value and results in the lowest overall cost alternative to meet the agency's needs should be awarded the BPA.

                 (B)  MULTIPLE BPAs:  When the ordering office determines
                      -------------
multiple BPAs are needed to meet its requirements, the ordering office should determine which contractors can meet any technical qualifications before establishing the BPAs. When multiple BPAs are established, the authorized users must follow the procedure in (3)(ii)(B) above, and then place the order with the schedule contractor that represents the best value and results in the lowest overall cost alternative to meet the agency's needs.

          (ii) Review BPAs periodically. Such reviews shall be conducted at least annually. The purpose of the review is to determine whether the BPA still represents the best value (considering price, special qualifications, etc.) and results in the lowest overall cost alternative to meet the agency's needs.

     (5) The ordering office should give preference to small business concerns when two or more contractors can provide the services at the same firm-fixed price or ceiling price.

     (6) When the ordering office's requirement involves both products as well as IT professional services, the ordering office should total the prices for the products and the firm-fixed price for the services and select the contractor that represents the greatest value in terms of meeting the agency's total needs.

     (7) The ordering office, at a minimum, should document orders by identifying the contractor the services were purchased from, the services purchased, and the amount paid. If other than a firm-fixed price order is placed, such documentation should include the basis for the determination to use a labor-hour or time-and-materials order. For agency requirements in excess of the micro-purchase threshold, the order file should document the

56

evaluation of schedule contractors' proposals that formed the basis for the selection of the contractor that received the order and the rationale for any trade-offs made in making the selection.

b.   Ordering Procedures for other services available on schedule at fixed
     ---------------------------------------------------------------------
prices for specifically defined services or tasks.
--------------------------------------------------

     Orders placed pursuant to a Multiple Award Schedule (MAS), using the procedures in FAR 8.404, are considered to be issued pursuant to full and open competition. Therefore, when placing orders under Federal Supply Schedules, ordering offices need not seek further competition, synopsize the requirement, make a separate determination of fair and reasonable pricing, or consider small business set-asides in accordance with subpart 19.5. GSA has already determined the prices of items under schedule contracts to be fair and reasonable. By placing an order against a schedule using the procedures outlined below, the ordering office has concluded that the order represents the best value and results in the lowest overall cost alternative (considering price, special features, administrative costs, etc.) to meet the Government's needs.

     (1) Orders placed at or below the micro-purchase threshold. Ordering offices can place orders at or below the micro-purchase threshold with any Federal Supply Schedule Contractor.

     (2) Orders exceeding the micro-purchase threshold but not exceeding the maximum order threshold. Orders should be placed with the Schedule Contractor that can provide the supply or service that represents the best value. Before placing an order, ordering offices should consider reasonably available information about the service offered under MAS contracts by using the "GSA Advantage!" on-line shopping service, or by reviewing the catalogs/pricelists of at least three Schedule Contractors and selecting the delivery and other options available under the schedule that meets the agency's needs. In selecting the service representing the best value, the ordering office may consider-- (i) special features of the service that are required in effective program performance and that are not provided by a comparable service; and (ii) past performance.

     (3) Orders exceeding the maximum order threshold. Each schedule contract has an established maximum order threshold. This threshold represents the point where it is advantageous for the ordering office to seek a price reduction. In addition to following the procedures in paragraph b, above, and before placing an order that exceeds the maximum order threshold, ordering offices shall--

57

          (i) Review additional Schedule Contractors' catalogs/pricelists or use the "GSA Advantage!" on-line shopping service;

          (ii) Based upon the initial evaluation, generally seek price reductions from the Schedule Contractor(s) appearing to provide the best value (considering price and other factors); and

          (iii) After price reductions have been sought, place the order with the Schedule Contractor that provides the best value and results in the lowest overall cost alternative. If further price reductions are not offered, an order may still be placed, if the ordering office determines that it is appropriate.

          NOTE: For orders exceeding the maximum order threshold, the Contractor may:

                 (A) Offer a new lower price for this requirement (the Price Reductions clause is not applicable to orders placed over the maximum order in FAR 52.216-19 Order Limitations);

                 (B)  Offer the lowest price available under the contract; or

                 (C) Decline the order (orders must be returned in accordance with FAR 52.216-19).

     (4) Blanket purchase agreements (BPAs). The establishment of Federal Supply Schedule BPAs is permitted when following the ordering procedures in FAR
8.404. All schedule contracts contain BPA provisions. Ordering offices may use BPAs to establish accounts with Contractors to fill recurring requirements.
BPAs should address the frequency of ordering and invoicing, discounts, and delivery locations and times.

     (5) Price reductions. In addition to the circumstances outlined in paragraph (3), above, there may be instances when ordering offices will find it advantageous to request a price reduction. For example, when the ordering office finds a schedule service elsewhere at a lower price or when a BPA is being established to fill recurring requirements, requesting a price reduction could be advantageous. The potential volume of orders under these agreements, regardless of the size of the individual order, may offer the ordering office the opportunity to secure greater discounts. Schedule Contractors are not required to pass on to all schedule users a price reduction extended only to an individual agency for a specific order.

58

     (6) Small business. For orders exceeding the micro-purchase threshold, ordering offices should give preference to the items of small business concerns when two or more items at the same delivered price will satisfy the requirement.

     (7) Documentation. Orders should be documented, at a minimum, by identifying the Contractor the item was purchased from, the item purchased, and the amount paid. If an agency requirement in excess of the micro-purchase threshold is defined so as to require a particular brand name, product, or feature of a product peculiar to one manufacturer, thereby precluding consideration of a product manufactured by another company, the ordering office shall include an explanation in the file as to why the particular brand name, product, or feature is essential to satisfy the agency's needs.

3.   ORDER

     a. Agencies may use written orders, EDI orders, blanket purchase agreements, individual purchase orders, or task orders for ordering services under this contract. Blanket Purchase Agreements shall not extend beyond the end of the contract period; all services and delivery shall be made and the contract terms and conditions shall continue in effect until the completion of the order. Orders for tasks which extend beyond the fiscal year for which funds are available shall include FAR 52.232-19 Availability of Funds for the Next Fiscal Year. The purchase order shall specify the availability of funds and the period for which funds are available.

     b. All task orders are subject to the terms and conditions of the contract. In the event of conflict between a task order and the contract, the contract will take precedence.

4.   PERFORMANCE OF SERVICES

     a. The Contractor shall commence performance of services on the date agreed to by the Contractor and the ordering office.

     b. The Contractor agrees to render services only during normal working hours, unless otherwise agreed to by the Contractor and the ordering office.

     c. The Agency should include the criteria for satisfactory completion for each task in the Statement of Work or Delivery Order. Services shall be completed in a good and workmanlike manner.

REVISION - AMENDMENT #1

59


     d. Any Contractor travel required in the performance of IT/EC Services must comply with the Federal Travel Regulation or Joint Travel Regulations, as applicable, in effect on the date(s) the travel is performed. Established Federal Government per diem rates will apply to all Contractor travel. Contractors cannot use GSA city pair contracts.

5.   INSPECTION OF SERVICES

The Inspection of ServicesFixed Price (AUG 1996) clause at FAR 52.246-4 applies to firm-fixed price orders placed under this contract. The InspectionTime-and-Materials and Labor-Hour (JAN 1986) clause at FAR 52.246-6 applies to time-and-materials and labor-hour orders placed under this contract.

6.   RESPONSIBILITIES OF THE CONTRACTOR

The Contractor shall comply with all laws, ordinances, and regulations (Federal, State, City, or otherwise) covering work of this character.

7.   RESPONSIBILITIES OF THE GOVERNMENT

Subject to security regulations, the ordering office shall permit Contractor access to all facilities necessary to perform the requisite IT/EC Services.

8.   INDEPENDENT CONTRACTOR

All IT/EC Services performed by the Contractor under the terms of this contract shall be as an independent Contractor, and not as an agent or employee of the Government.

9.   ORGANIZATIONAL CONFLICTS OF INTEREST

a.   Definitions.

"Contractor" means the person, firm, unincorporated association, joint venture, partnership, or corporation that is a party to this contract.

"Contractor and its affiliates" and "Contractor or its affiliates" refers to the Contractor, its chief executives, directors, officers, subsidiaries, affiliates, subcontractors at any tier, and consultants and any joint venture involving the Contractor, any entity into or with which the Contractor subsequently merges or affiliates, or any other successor or assignee of the Contractor.

60

An "Organizational conflict of interest" exists when the nature of the work to be performed under a proposed Government contract, without some restriction on activities by the Contractor and its affiliates, may either (i) result in an unfair competitive advantage to the Contractor or its affiliates or (ii) impair the Contractor's or its affiliates' objectivity in performing contract work.

b. To avoid an organizational or financial conflict of interest and to avoid prejudicing the best interests of the Government, ordering offices may place restrictions on the Contractors, its affiliates, chief executives, directors, subsidiaries and subcontractors at any tier when placing orders against schedule contracts. Such restrictions shall be consistent with FAR 9.505 and shall be designed to avoid, neutralize, or mitigate organizational conflicts of interest that might otherwise exist in situations related to individual orders placed against the schedule contract. Examples of situations, which may require restrictions, are provided at FAR 9.508.

10.  INVOICES

The Contractor, upon completion of the work ordered, shall submit invoices for IT/EC services. Progress payments may be authorized by the ordering office on individual orders if appropriate. Progress payments shall be based upon completion of defined milestones or interim products. Invoices shall be submitted monthly for recurring services performed during the preceding month.

11.  PAYMENTS

For firm-fixed price orders the Government shall pay the Contractor, upon submission of proper invoices or vouchers, the prices stipulated in this contract for service rendered and accepted. Progress payments shall be made only when authorized by the order. For time-and-materials orders, the Payments under Time-and-Materials and Labor-Hour Contracts (Alternate I (APR 1984)) at FAR 52.232-7 applies to time-and-materials orders placed under this contract. For labor-hour orders, the Payment under Time-and-Materials and Labor-Hour Contracts (FEB 1997) (Alternate II (JAN 1986)) at FAR 52.232-7 applies to labor-hour orders placed under this contract.

12.  RESUMES

Resumes shall be provided to the GSA Contracting Officer or the user agency upon request.

61

13.  INCIDENTAL SUPPORT COSTS

Incidental support costs are available outside the scope of this contract. The costs will be negotiated separately with the ordering agency in accordance with the guidelines set forth in the FAR.

14.  APPROVAL OF SUBCONTRACTS

The ordering activity may require that the Contractor receive, from the ordering activity's Contracting Officer, written consent before placing any subcontract for furnishing any of the work called for in a task order.

15.  DESCRIPTION OF IT/EC SERVICES AND PRICING

**NOTE TO CONTRACTORS: The information provided below is designed to assist Contractors in providing complete descriptions and pricing information for the IT/EC Services offered. This language should NOT be printed as part of the Information Technology Schedule Pricelist; instead, Contractors should provide the same type of information as it relates to the IT/EC Services offered under the contract.**

     a. The Contractor shall provide a description of each type of IT/EC Service offered under Special Item Numbers 132-51 and 132-52. IT/EC Services should be presented in the same manner as the Contractor sells to its commercial and other Government customers. If the Contractor is proposing hourly rates, a description of all corresponding commercial job titles (labor categories) for those individuals who will perform the service should be provided.

     b. Pricing for all IT/EC Services shall be in accordance with the Contractor's customary commercial practices; e.g., hourly rates, monthly rates, term rates, and/or fixed prices.

The following is an example of the manner in which the description of a commercial job title should be presented:

62

EXAMPLE:
--------

Commercial Job Title:  System Engineer

Minimum/General Experience: Three (3) years of technical experience which applies to systems analysis and design techniques for complex computer systems. Requires competence in all phases of systems analysis techniques, concepts and methods; also requires knowledge of available hardware, system software, input/output devices, structure and management practices.

Functional Responsibility: Guides users in formulating requirements, advises alternative approaches, conducts feasibility studies.

Minimum Education:  Bachelor's Degree in Computer Science

63

**Include the following in the proposed FSS IT Schedule Pricelist.**

                           USA COMMITMENT TO PROMOTE
                         SMALL BUSINESS PARTICIPATION
                             PROCUREMENT PROGRAMS
PREAMBLE

(Name of Company) provides commercial products and services to the Federal
 ---------------
Government. We are committed to promoting participation of small, small disadvantaged and women-owned small businesses in our contracts. We pledge to provide opportunities to the small business community through reselling opportunities, mentor-protege programs, joint ventures, teaming arrangements, and subcontracting.

COMMITMENT

To actively seek and partner with small businesses.

To identify, qualify, mentor and develop small, small disadvantaged and women-owned small businesses by purchasing from these businesses whenever practical.

To develop and promote company policy initiatives that demonstrate our support for awarding contracts and subcontracts to small business concerns.

To undertake significant efforts to determine the potential of small, small disadvantaged and women-owned small business to supply products and services to our company.

To insure procurement opportunities are designed to permit the maximum possible participation of small, small disadvantaged, and women-owned small businesses.

To attend business opportunity workshops, minority business enterprise seminars, trade fairs, procurement conferences, etc., to identify and increase small businesses with whom to partner.

To publicize in our marketing publications our interest in meeting small businesses that may be interested in subcontracting opportunities.

We signify our commitment to work in partnership with small, small disadvantaged and women-owned small businesses to promote and increase their participation in Federal Government contracts. To accelerate potential opportunities please contact (Insert Company Point of contact, phone number, e-mail address, fax
         ------------------------------------------------------------------
number).
--------

64


**Include the following SUGGESTED Blanket Purchase Agreement (BPA) format in the
                        ---------
proposed FSS IT Schedule Pricelist.**

                                  BEST VALUE
                          BLANKET PURCHASE AGREEMENT
                            FEDERAL SUPPLY SCHEDULE
                            (Insert Customer Name)

In the spirit of the Federal Acquisition Streamlining Act   (Agency)    and
                                                          -------------
   (Contractor)    enter into a cooperative agreement to further reduce the
-------------------
administrative costs of acquiring commercial items from the General Services Administration (GSA) Federal Supply Schedule Contract(s) ____________________.

Federal Supply Schedule contract BPAs eliminate contracting and open market costs such as: search for sources; the development of technical documents, solicitations and the evaluation of offers. Teaming Arrangements are permitted with Federal Supply Schedule Contractors in accordance with Federal Acquisition Regulation (FAR) 9.6.

This BPA will futher decrease costs, reduce paperwork, and save time by eliminating the need for repetitive, individual purchases from the schedule contract. The end result is to create a purchasing mechanism for the Government that works better and costs less.


Signatures


AGENCY                 DATE          CONTRACTOR            DATE

65


                                                         BPA NUMBER_____________

                                (CUSTOMER NAME)
                          BLANKET PURCHASE AGREEMENT

Pursuant to GSA Federal Supply Schedule Contract Number(s)____________, Blanket Purchase Agreements, the Contractor agrees to the following terms of a Blanket Purchase Agreement (BPA) EXCLUSIVELY WITH (Ordering Agency):
                                          ------------------

(1) The following contract items can be ordered under this BPA. All orders placed against this BPA are subject to the terms and conditions of the contract, except as noted below:

MODEL NUMBER/PART NUMBER        *SPECIAL BPA DISCOUNT/PRICE


(2)  Delivery:

DESTINATION                     DELIVERY SCHEDULE/DATES



(3) The Government estimates, but does not guarantee, that the volume of purchases through this agreement will be ______________.

(4)  This BPA does not obligate any funds.

(5) This BPA expires on _________________ or at the end of the contract period, whichever is earlier.

(6)  The following office(s) is hereby authorized to place orders under this
BPA:

OFFICE                          POINT OF CONTACT




(7)  Orders will be placed against this BPA via Electronic Data Interchange
(EDI), FAX, or paper.

(8) Unless otherwise agreed to, all deliveries under this BPA must be accompanied by delivery tickets or sales slips that must contain the following information as a minimum:

66

     (a)  Name of Contractor;

     (b)  Contract Number;

     (c)  BPA Number;

     (d)  Model Number or National Stock Number (NSN);

     (e)  Purchase Order Number;

     (f)  Date of Purchase;

     (g) Quantity, Unit Price, and Extension of Each Item (unit prices and extensions need not be shown when incompatible with the use of automated systems; provided, that the invoice is itemized to show the information); and

     (h)  Date of Shipment.

(9) The requirements of a proper invoice are specified in the Federal Supply Schedule contract. Invoices will be submitted to the address specified within the purchase order transmission issued against this BPA.

(10) The terms and conditions included in this BPA apply to all purchases made pursuant to it. In the event of an inconsistency between the provisions of this BPA and the Contractor's invoice, the provisions of this BPA will take precedence.

67

**Include the following language regarding Contractor Team Arrangements in the proposed FSS IT Schedule Pricelist.**

                          BASIC GUIDELINES FOR USING
                        "CONTRACTOR TEAM ARRANGEMENTS"

Federal Supply Schedule Contractors may use "Contractor Team Arrangements" (see FAR 9.6) to provide solutions when responding to a customer agency requirements.

These Team Arrangements can be included under a Blanket Purchase Agreement
(BPA).  BPAs are permitted under all Federal Supply Schedule contracts.

Orders under a Team Arrangement are subject to terms and conditions or the
                                               --------------------
Federal Supply Schedule Contract.

Participation in a Team Arrangement is limited to Federal Supply Schedule Contractors.

Customers should refer to FAR 9.6 for specific details on Team Arrangements.

Here is a general outline on how it works:

*    The customer identifies their requirements.

* Federal Supply Schedule Contractors may individually meet the customers needs, or -

* Federal Supply Schedule Contractors may individually submit a Schedules "Team Solution" to meet the customer's requirement.

*    Customers make a best value selection.

68


                                 ATTACHMENT II
                      PAST PERFORMANCE EVALUATION REPORT
                              BY DUN & BRADSTREET
                    _______________________________________


FAX REQUEST TO:          Lori Pinkerton
                      Dun & Bradstreet Information Services
                      FAX Number: 610/807-1075
                      Attn:  Past Performance Evaluation Fulfillment


                                  SECTION ONE
                              ABOUT YOUR COMPANY
                              ------------------


Please prepare and distribute a Past Performance Evaluation Report on my company, as listed below:

Company Name:

Address:

City/State/Zip:

Phone Number:

FAX Number:

Point of Contact:


                                  SECTION TWO
                       THE RECEIPIENT OF THE INFORMATION
                       ---------------------------------

Provide one copy of the Past Performance Evaluation Report on my company to the following:

     General Services Administration
     Federal Supply Service/FCI
     ADP Acquisition Center
     Crystal Mall #4; Room 1017
     1941 Jefferson Davis Highway
     Arlington, VA  22202
     Attn:  Past Performance Report


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69

                                 SECTION THREE
                              PAYMENT INFORMATION
                              -------------------

[  ]  Bill to my Credit Card:
        [  ]  American Express
        [  ]  Visa
        [  ]  Mastercard

        Card Number:
        Expiration Date:
        Signature
        of Card Holder:

[  ]  Payment Enclosed - See attached check.

[  ]  Bill Me - Send invoice to the address shown in Section One.

I agree to pay $125 for the preparation/distribution of my Past Performance Evaluation Report, a copy of which will be provided both to my company and the company identified in Section Two above.

QUESTIONS? Call 800/999-3867 x7862, and ask for information about the Past Performance Evaluation Report. Also, more information on Past Performance Evaluations performed by D&B can be accessed in the Internet at http://www.dnb.com.

This Form is for ordering a Past Performance Evaluation Report as required by GSA. A Past Performance Evaluation Report will be sent directly to GSA for a fee of $125. Past Performance Evaluation Reports are furnished subject to the following conditions:

1. you understand that the report requested us to be sent directly to GSA and to you;

2. you understand that D&B does not guarantee or warrant the information and you agree that even if D&B is negligent in preparing the information, D&B shall not be liable to you or your company or business for any loss resulting from reliance on it;

3. if for any reason a court holds D&B liable based on reliance of the information, the amount of such liability shall not exceed $10,000.

The information provided to and received by D&B may be maintained by D&B, but D&B will never sell the information.

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70

                      PAST PERFORMANCE EVALUATION REPORT
                      ----------------------------------
              Please provide 20 of Your Customers to be Surveyed

Customer Name:
Name of Contract:
City/State:                         Phone:



Customer Name:
Name of Contract:
City/State:                         Phone:



Customer Name:
Name of Contract:
City/State:                         Phone:



Customer Name:
Name of Contract:
City/State:                         Phone:



Customer Name:
Name of Contract:
City/State:                         Phone:



Customer Name:
Name of Contract:
City/State:                         Phone:



Customer Name:
Name of Contract:
City/State:                         Phone:


                                    REFERENCE:  GSA ITS MAS


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71

Customer Name:
Name of Contract:
City/State:                         Phone:



Customer Name:
Name of Contract:
City/State:                         Phone:



Customer Name:
Name of Contract:
City/State:                         Phone:



Customer Name:
Name of Contract:
City/State:                         Phone:



Customer Name:
Name of Contract:
City/State:                         Phone:



Customer Name:
Name of Contract:
City/State:                         Phone:



Customer Name:
Name of Contract:
City/State:                         Phone:



Customer Name:
Name of Contract:
City/State:                         Phone:


                                    REFERENCE:  GSA ITS MAS


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72

Customer Name:
Name of Contract:
City/State:                         Phone:



Customer Name:
Name of Contract:
City/State:                         Phone:



Customer Name:
Name of Contract:
City/State:                         Phone:



Customer Name:
Name of Contract:
City/State:                         Phone:



Customer Name:
Name of Contract:
City/State:                         Phone:


                                    REFERENCE:  GSA ITS MAS